THREE RIVERWAY

LEASE AGREEMENT

between

AVPF RIVERWAY LTD.

and

SYNTHESIS ENERGY SYSTEMS, INC.

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TABLE OF CONTENTS

Preamble

Lease

4

Landlord

4

Tenant

4

1.01

Leased Premises

4

Leased Premises

4

Building

4

Land

4

Property

4

Net Rentable Area

4

Exterior Boundary

4

Service Areas

4

General Common Areas

4

On-Floor Common Areas

5

Parking Facilities

5

1.02

Term

5

Commencement Date

5

Reference Date

5

1.03

Use

6

1.04

Condition of Leased Premises

6

Property Condition Reports

7

1.05

Quiet Enjoyment

7

1.06

Flood Risks and Damage

7

2.01

Rental Payments

8

Rent

8

month

9

year

9

2.02

Base Rental

9

Base Rental

9

Base Rental Rate

9

2.03

Additional Rental

9

Tenant's Forecast Additional Rental

10

Tenant's Additional Rental

10

Base Year

10

Tenant's Percentage Share

10

Tenant's Additional Rental Adjustment

10

2.04

Operating Expenses

11

Operating Expenses

11

Variable Operating Expenses

13

2.05

Security Deposit

15

Security Deposit

15

2.06

Form of Payment

15

2.07

Financial Statements

15

2.08

Letter of Credit

16

3.01

Services

17

Building Standard Services

17

Associated Parties

18

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Landlord’s Related Parties

18

Building Standard Rated Electrical Design Load

18

Building Standard Circuits

18

Additional Electrical Equipment

19

Supplemental Unit

19

Maintenance Contract

19

HVAC Contractor

21

Comparable Buildings

21

3.02

Keys and Locks

21

3.03

Graphics, Building Directory Board and Name

21

3.04

Parking

22

Reserved Permits

22

Unassigned Permits

22

Reserved Parking Rent

23

Unassigned Parking Rent

23

Parking Rent

23

3.05

Amenities

24

4.01

Care of Leased Premises; Condition on Expiration or Termination

25

4.02

Entry for Repairs, Other Work and Inspection

25

4.03

Nuisance, Etc.

26

4.04

Laws and Regulations; Property Rules

26

Applicable Laws

26

Disability Laws

26

4.05

Legal Use and Violations of Insurance Coverage; Hazardous Materials

27

Hazardous Substances

28

Environmental Laws

28

Release

28

5.01

Initial Leasehold Improvements

28

5.02

Repairs, Alterations and Improvements by Landlord

29

5.03

Repairs by Tenant

30

5.04

Alterations and Improvements by Tenant

30

Tenant Alterations

30

5.05

Cabling

31

Riser Penetrations

31

6.01

Condemnation

32

6.02

Damages from Certain Causes

33

6.03

Casualty Clause

33

Damaged Property

33

Building Standard

34

6.04

Casualty Insurance

34

6.05

Liability Insurance

34

6.06.

Other Insurance

35

6.07.

General Insurance Requirements; Evidence of Insurance

35

6.08

Hold Harmless

35

6.09

Waiver of Subrogation Rights

36

7.01

Default and Remedies

37

Affiliate

40

7.02

Lien for Rent

41

7.03

Late Payments

42

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Past Due Rate

42

Highest Lawful Rate

42

7.04

Attorneys’ Fees

42

7.05

No Waiver of Rights

43

7.06

Holding Over

43

7.07

DTPA Inapplicable

43

8.01

Landlord’s Mortgagees

44

8.02

Subordination

45

8.03

Cure Rights for Landlord Default

45

8.04

Estoppel Certificate or Three-Party Agreement

45

9.01

Sublease or Assignment by Tenant

46

Notice

46

Sublet Space

46

Prospective Tenant

46

9.02

Assignment by Landlord

48

9.03

Limitation of Landlord's Liability

48

10.01

Notices

49

10.02

Force Majeure

50

10.03

Relocation - Intentionally Omitted

10.04

Miscellaneous

50

10.05

Waiver of Trial by Jury; Venue and Jurisdiction

53

10.06

Real Estate Broker

54

10.07

Tenant Organizational Information

54

EXHIBITS:

A.

Property Description.

 (A)

B.

Leased Premises and Subordinate Right of First Offer Space

(B)

C.

Work Letter Agreement..

(C)

D.

Air Conditioning and Heating Services

Building Operating Hours.

 (D)

Holidays.

(D)

E.

Building Rules and Regulations.

(E)

F.

Renewal Option

(F)

G.

Subordinate Right of First Offer

(G)

H.

Letter of Credit

(H)

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LEASE AGREEMENT

This Lease Agreement (this "Lease") is made and entered into on this 14th day of January, 2008, by and between AVPF RIVERWAY, LTD., a Texas limited partnership (hereinafter called "Landlord") and SYNTHESIS ENERGY SYSTEMS, INC., a Delaware corporation (hereinafter called "Tenant").

WITNESSETH:

I

1.01

Leased Premises.

(a)

Subject to and upon the terms hereinafter set forth, Landlord does hereby lease and demise to Tenant and Tenant does hereby lease and take from Landlord those certain premises (the "Leased Premises") containing approximately 7,236 square feet of Net Rentable Area (hereinafter defined) upon the Commencement Date, and 10,154 square feet of Net Rentable Area commencing on the first day of the [seventh (7th) month] on the third (3rd) floor(s), Suite No. 300, in the building known as Three Riverway (the "Building") which Building is located at Three Riverway, Houston, Harris County, Texas, on Tract I (Tract I, and the easement parcels appurtenant to Tract I and designated as Tract II, are more particularly described on Exhibit A attached hereto and shall be collectively referred to as the "Land".  The Leased Premises is identified as such and outlined on the floor plan drawing attached hereto as Exhibit B attached hereto.  The Land, Building, Parking Facilities (hereinafter defined) and all other improvements now or hereafter on the Land and all appurtenances to the foregoing, and any part of the foregoing, are individually and collectively referred to herein as the "Property".

(b)

 "Net Rentable Area" shall mean (i) in the case of an entire floor leased to a single tenant, the total square footage of all floor area measured from the inside surface of the exterior glass line or finished outer walls (the "Exterior Boundary") of the Building to the inside surface of the opposite Exterior Boundary, excluding Service Areas (defined below) and General Common Areas (defined below), plus an allocation of the square footage of the General Common Areas as hereinafter provided, and (ii) in the case of a floor leased or held for lease to more than one tenant, the total square footage of all floor areas within the inside surface of the Exterior Boundary of the Building enclosing the Leased Premises and measured to the mid-point of demising walls (i.e., walls separating the Leased Premises from areas leased or held for lease to other tenants, from On-Floor Common Areas [defined below], or from General Common Areas), excluding Service Areas, plus allocations of the square footage of the General Common Areas and On-Floor Common Areas as hereinafter provided.  No deductions from Net Rentable Area shall be made for columns or projections necessary to the Building.

"Service Areas" shall mean the areas within (and measured from the midpoint of the walls enclosing, or from the inside surface of the Exterior Boundary enclosing, as the case may be) Building stairs, elevator shafts, flues, vents, stacks, pipe shafts, and vertical ducts.  Areas for the specific use of Tenant or other tenants of the Building or installed by or at the request of Tenant or such other tenants, such as special stairs or elevators, are not included within the definition of Service Areas.

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"General Common Areas" shall mean those areas within (and measured from the midpoint of the walls or from the inside surface of the Exterior Boundary enclosing) the Building's elevator machine rooms, main mechanical rooms, electrical rooms, and public lobbies (other than elevator foyers), that portion of the on-site Building management office or that portion of the off-site management office reasonably allocated to the Building by Landlord, engineering and cleaning staging areas, and other areas not leased or held for lease within the Building but which are reasonably necessary for the proper operation of the Building or to provide customary or required services to the Building; provided, however, that in no event shall General Common Areas ever include any On-Floor Common Areas.  The allocation of the square footage of the General Common Areas shall be equal to the total square footage of the General Common Areas multiplied by a fraction, the numerator of which is the Net Rentable Area of the Leased Premises (excluding the allocation of the General Common Areas) and the denominator of which is the total of all Net Rentable Area contained in the Building (excluding the allocation of the General Common Areas).

"On-Floor Common Areas" shall mean those areas within (and measured from the midpoint of the walls enclosing) public corridors, elevator foyers, rest rooms, mechanical rooms, janitor closets, telephone and equipment rooms, and other similar facilities for the use of all tenants on the floor on which the Leased Premises are located.  The allocation of the square footage of the On-Floor Common Areas shall be equal to the total On-Floor Common Areas on said floor multiplied by a fraction, the numerator of which is the Net Rentable Area of the portion of the Leased Premises (excluding the allocations of General Common Areas and On-Floor Common Areas) located on said floor and the denominator of which is the total of all Net Rentable Area on said floor (excluding the allocations of General Common Areas and On-Floor Common Areas).

"Parking Facilities" shall mean the parking structure(s) located on the Land from time to time, together with any connecting or covered walkways, or other means of access to the Building, if any, the grounds related thereto and any additional improvements at any time related thereto.

(c)

The Net Rentable Area in the Leased Premises have been calculated by Landlord’s architect on the basis of the foregoing definitions and are hereby stipulated and agreed for all purposes to be 7,236 square feet of Net Rentable Area upon the Commencement Date, and 10,154 square feet of Net Rentable Area commencing on the first day of the seventh (7th) month, regardless of whether the same is actually more or less.  Likewise, the Net Rentable Area of space in the Building leased or held for lease has been calculated by Landlord’s architect on the basis of the foregoing definition and is hereby stipulated and agreed for all purposes to be 395,637 square feet of Net Rentable Area, regardless of whether the same is actually more or less.

1.02

Term.

(a)

Subject to and upon the terms and conditions set forth in this Lease, and subject to earlier termination in accordance with this Lease, the term of this Lease shall be sixty-three (63) months and shall commence on the Commencement Date (defined below) and shall expire on the last day of such term; provided, however, that in the event the Commencement Date is other than the first day of a month, then (i) the term of this Lease shall be deemed extended by the number of days between the Commencement Date and the last day of the month in which the Commencement Date occurs, both inclusive, (ii) the Lease expiration date shall be the last day of the month of the Lease term as so extended, and (iii) the first day of the first month after the Commencement Date is hereinafter sometimes referred to as the “Reference Date”.  The expiration of this Lease shall occur at 11:59 P.M. (Houston, Texas time), on the scheduled expiration date, subject to earlier termination  in accordance with this Lease.

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(b)

As used herein, "Commencement Date" means, as to the initial 7,236 Net Rentable Square Foot portion of the Leased Premises, the earlier of (i) the Completion Date, as such term is defined in Exhibit C attached hereto, as to such portion of the Leased Premises, or (ii) the date upon which Tenant commences conducting its business from all or any portion of the Leased Premises.  The Commencement Date as to such portion of the Leased Premises is estimated to be March 15, 2008.  Also as used herein, “Commencement Date” as to the additional 2,918 Net Rentable Square Foot portion of the Leased Premises shall mean a date seven (7) months from the date which is the Commencement Date as to the initial 7,236 Net Rentable Square Foot portion of the Leased Premises.

1.03

Use.

The Leased Premises shall be used and occupied by Tenant (and its permitted assignees and subtenants) solely as administrative and executive offices (including customary ancillary uses which are in keeping with the standards for tenants of Comparable Buildings, as such term is defined in Section 3.01[d]) and for no other purpose.  Notwithstanding the preceding sentence, however, in no event shall any of the following be permitted in the Leased Premises:  (i) office or agency of a foreign government or political subdivision thereof; (ii) office or agency of the United States of America, any state thereof, or any municipality, or any political subdivision of any of the foregoing; (iii) personnel agency; (iv) customer service office of any public utility company; (v) retail facility or restaurant; (vi) doctor's or dentist's office or clinic, or medical or dental laboratory, or other medical or health-care facility of any kind; (vii) airline or travel agency reservation center; (viii) studio for radio, television or other media, or for recording; (ix) call center; or (x) except to the extent customary and incidental to an otherwise permitted use, data processing activities, training or educational uses, or clerical support services.  Further, and notwithstanding the first sentence of this Section 1.03, the Leased Premises shall not be used for any purpose or in any manner which would, in Landlord's reasonable opinion, lower the character of the Property, create unreasonable or excessive elevator or floor loads, unreasonably interfere with any of the operations of the Building or any part thereof, or the proper or economic heating, air-conditioning, cleaning or other servicing of the Building or any part thereof, or unreasonably interfere with the use of other areas of the Property by any other tenants or occupants, or by Landlord.  The uses permitted by this Section shall also be subject to the requirements and limitations imposed elsewhere in this Lease, including those imposed in Sections 4.03, 4.04 and 4.05.

1.04

Condition of Leased Premises.

(a)

As a material inducement to Landlord to execute and deliver this Lease, Tenant agrees that it will accept the Leased Premises and leasehold improvements therein, and the Property, in their AS IS condition, WITH ALL FAULTS, except that this shall not be construed to excuse Landlord from Landlord’s obligations (if any) to construct any leasehold improvements required to be constructed by Landlord in accordance with Exhibit C hereto.  Tenant acknowledges that, except as expressly set forth in this Lease, neither Landlord nor anyone acting or purporting to act as Landlord's representative or agent has made (and Landlord hereby specifically disclaims any and all) (i) representations and warranties of any kind or character as to the condition of the Leased Premises (other than any leasehold improvements to be constructed by Landlord in accordance with Exhibit C hereto) or the Property, or as to any other matter whatsoever (whether similar or dissimilar to the foregoing), either express or implied, including without limitation, warranties of fitness of the Leased Premises or any other portion of the Property for any  particular purpose or use, or commercial habitability of the Leased Premises or any other portion of the Property, or (ii) any promises to alter, improve or repair the Leased Premises or Property (except as may be expressly set forth in Exhibit C hereto or elsewhere in this Lease).  Without limiting the foregoing, Tenant acknowledges that Landlord does not warrant that (1) the Leased Premises or the Property is free from Hazardous Substances, or (2) that the Leased Premises or Property are or will be in compliance with any Applicable Laws, and Tenant agrees that no presence of any such materials, nor the existence now or in the future of any such noncompliance, shall constitute an eviction, actual or constructive, of Tenant

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nor entitle Tenant to an offset, credit or defense against any of its obligations hereunder, nor entitle Tenant to any rights against Landlord or Landlord’s Related Parties.

(b)

Landlord has notified Tenant, and hereby again notifies Tenant, that Landlord will make available for Tenant's inspection at the Building management office during normal business hours, upon reasonable advance written notice from Tenant, all environmental reports in Landlord's possession with respect to the Leased Premises or Property, as well as all other reports, studies and notices (other than privileged attorney-client communications) in Landlord's possession concerning the condition of the Leased Premises or Property, all of which are hereinafter called “Property Condition Reports” .  Landlord advises Tenant to review the Property Condition Reports prior to executing this Lease.  Tenant acknowledges its receipt of such notice and advice, and represents that Tenant has been furnished access to the Property Condition Reports in accordance herewith to the full extent (if any) heretofore requested by Tenant.  The Property Condition Reports are and have been provided without any representation or warranty by Landlord or its Affiliates, or any other person or entity, as to the accuracy, correctness or completeness of the Property Condition Reports, or any information, statements or recommendations set forth therein, or the qualifications or expertise of the persons or entities who prepared or were otherwise involved in connection with the Property Condition Reports (Tenant agreeing that if Tenant elects or has elected to rely thereon, it does or has done so at Tenant's sole risk, and that Landlord and Landlord’s Related Parties, shall have no liability or responsibility for any error, inaccuracy or incompleteness thereof or therein unknown to Landlord as of the date hereof).

1.05

Quiet Enjoyment

Provided that Tenant pays the Rent and other sums required to be paid by Tenant herein and performs all of Tenant's covenants and agreements herein contained, Landlord covenants that Tenant shall and may peacefully have, hold and enjoy the Leased Premises during the term of this Lease, subject to the other terms and conditions hereof, without hindrance by Landlord or any other person or entity claiming title to the Property, Leased Premises, or any part thereof by, through or under Landlord, but not otherwise.  It is understood and agreed that this covenant and any and all other covenants of Landlord of any kind contained in this Lease shall be binding upon Landlord and its successors and assigns only with respect to breaches occurring during its and their respective ownership of Landlord's interest hereunder.

1.06

Flood Risks and Damage

Without limiting or being limited by the provisions of Section 1.04 or other similar provisions of this Lease, Tenant acknowledges that the Leased Premises and other portions of the Property have from time to time experienced serious flooding and flood-related damage, and that such flooding and damage have occurred despite certain efforts of Landlord or its predecessors to control, prevent or minimize such flooding and damage.  Tenant agrees that Tenant accepts the Leased Premises and its rights under this Lease with knowledge of such facts, and with full opportunity to investigate such conditions and their potential for reoccurrence and concomitant damage to the Leased Premises and other portions of the Property, and to Tenant’s business and assets, and to property of Tenant and Tenant’s Associated Parties.  Tenant acknowledges that Landlord has made, and hereby makes, no representation or warranty whatsoever concerning the existence, nature, extent or efficacy of any prior, current or future intended efforts of Landlord or others to control, prevent or minimize such flooding and damage, or the likelihood or extent of any future such flooding or damage, and agrees that Landlord and Landlord’s Related Parties shall not be obligated to undertake any measures in the future to control, prevent or minimize such flooding and damage.  Tenant acknowledges its obligation to obtain flood insurance in respect of the Leased Premises and its property and business therein pursuant to Section 6.04.  Tenant hereby releases Landlord and Landlord’s Related Parties from any and all liability or responsibility whatsoever to Tenant with regard to any future flooding or flood-related damage, and agrees to indemnify, defend and hold harmless Landlord and Landlord’s Related Parties from and against any and all claims, demands, losses, liabilities and

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damages of any kind or nature of Tenant and Tenant’s Associated Parties, arising from or relating to, directly or indirectly, any future flooding or flood-related damage, EVEN IF ARISING OR ALLEGED TO ARISE FROM THE NEGLIGENCE OF LANDLORD OR LANDLORD’S RELATED PARTIES, except that the foregoing indemnity shall not apply to the liability of any person or entity for its own willful misconduct or gross negligence.  To the extent of any conflict between the provisions of this Section and other provisions of this Lease, the provisions of this Section shall prevail.  The provisions of this Section shall not be construed to limit, restrict or otherwise adversely affect any other exculpatory provisions benefiting Landlord or any of Landlord’s Related Parties and set forth in this Lease.  The provisions of this Section shall survive the expiration or termination of this Lease.  Tenant acknowledges and agrees that it is the intention of Tenant to exculpate Landlord to the maximum possible extent from any and all responsibility or liability in regards to future flooding or flood-related damage, and that but for this provision, Landlord would not enter into this Lease.

II

2.01

Rental Payments.

(a)

Commencing on the Commencement Date, and continuing thereafter throughout the term of this Lease, Tenant hereby agrees to pay the Base Rental (defined below) in accordance with this Section and Section 2.02, and Tenant's Forecast Additional Rental (defined below) and Tenant's Additional Rental Adjustment (defined below) in accordance with this Section and Section 2.03.  Upon execution of this Lease by Tenant, Tenant shall deliver to Landlord the installment of Base Rental for the first full month of the Lease in which Base Rental is not abated (i.e., the first full month of the Lease in which Base Rental exceeds Zero Dollars) together with (i) if the Commencement Date is not the first day of the month, the prorated Base Rental installment for the first partial month of the Lease term in which Base Rental is actually owed, calculated as provided in Section 2.01(b) and (ii) the Security Deposit required to be paid under Section 2.05.  For purposes of this Lease, the Base Rental, Tenant's Additional Rental, Tenant’s Forecast Additional Rental, Tenant's Additional Rental Adjustment and the Parking Rent (defined below), and installments of the foregoing, are individually and collectively referred to as "Rent".  The Base Rental and Tenant's Forecast Additional Rental shall be due and payable in advance in equal monthly installments, sufficient to fully pay the Base Rental and Tenant's Forecast Additional Rental, respectively, for the year or partial year in question, on the first day of each month during the initial term of this Lease and any extensions or renewals hereof.  Tenant agrees to so pay all Rent to Landlord at Landlord's address as provided herein (or such other address as may be designated by Landlord from time to time).

(b)

If the Commencement Date is other than the first day of a month then the installments of Base Rental and Tenant's Forecast Additional Rental for such month or months shall be prorated and the installment or installments so prorated shall be paid in advance on the date of this Lease.  Said installments for such prorated month or months shall be calculated by multiplying the appropriate monthly installment by a fraction, the numerator of which shall be the number of days of the Lease term occurring during said commencement or termination month, as the case may be, and the denominator of which shall be thirty (30).  If this Lease commences or terminates on other than the first day of a year, the Base Rental, Tenant's Forecast Additional Rental and Tenant's Additional Rental shall be prorated for such commencement or termination year, as the case may be, by multiplying the Base Rental, Tenant's Forecast Additional Rental, and Tenant's Additional Rental, respectively, by a fraction, the numerator of which shall be the number of whole and partial months of the Lease term during the commencement or termination year, as the case may be, and the denominator of which shall be twelve (12).  In such event, the calculation described in Section 2.03(d) shall be made as soon as possible after the termination of this Lease.  The provisions of this Section 2.01(b) shall survive the termination of this Lease.

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(c)

Tenant agrees to pay all Rent and other sums of money as shall become due from and payable by Tenant to Landlord under this Lease at the times and in the manner provided in this Lease, without abatement, demand, set-off or counterclaim.  All Rent and other sums of whatever nature owed by Tenant to Landlord under this Lease shall bear interest from the fifth (5th) day after the due date thereof until paid at the lesser of eighteen percent (18%) per annum, or the maximum interest rate per annum allowed by law.

(d)

As used in this Lease, "month" shall mean a calendar month, and "year" shall mean a calendar year.

2.02

Base Rental.

Throughout the term of this Lease, Tenant hereby agrees to pay a base annual rental (the “Base Rental”) equal to the rental rate set forth in the following schedule  (the “Base Rental Rate”), multiplied by the number of square feet of Net Rentable Area of the Leased Premises, in accordance with the terms hereof.

Lease Period

Base Rental Rate

Monthly Installments

(Per Square Foot of NRA)

of Base Rental

1 - 3

$0.00    (7,236 sf)

$0.00

4 - 6

$24.00  (7,236 sf)

$14,472.00

7 - 15

$24.00  (10,154 sf)

$20,308.00

16 - 27

$24.50  (10,154 sf)

$20,731.08

28 - 39

$25.00  (10,154 sf)

$21,154.17

40 - 51

$25.50  (10,154 sf)

$21,577.25

52 - 63

$26.00  (10,154 sf)

$22,000.33

In the event that the Commencement Date is other than the first day of a month, then (i) references to months or years in the above table under the heading “Lease Period” shall refer to months or years commencing on the Reference Date rather than on the Commencement Date, and (ii) in addition to the payments of Base Rental provided for in the above table, Tenant shall pay Base Rental for the first partial month of the Lease term as provided in Section 2.01(b) (i.e., for the period from the Commencement Date until the last day of the month in which the Commencement Date occurs, both inclusive), on the Commencement Date, on a prorated basis, and calculated using the Base Rental Rate applicable with respect to the first month in accordance with the above table.

In the event that Tenant exercises the Subordinate Right of First Offer as set forth in Exhibit G attached hereto and incorporated herein by reference, or in the event the Tenant leases any additional space in the Building other than the Expansion Space, as defined in Exhibit G, the Base Rental Rate for such additional space shall be the Market Base Rental Rate, as such term is defined in Exhibit F attached hereto and incorporated herein by reference.

2.03

Additional Rental.

(a)

Commencing with the year in which the Commencement Date occurs and continuing thereafter for each year during the term of

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this Lease, Landlord shall present to Tenant prior to the beginning of said year (or for the year in which the Lease term commences, on or before the Commencement Date) a statement of Tenant's Forecast Additional Rental, provided, however, that Landlord’s failure to do so, or to do so on a timely basis, shall not relieve, provide a defense to, or otherwise affect Tenant’s obligation to pay Tenant’s Forecast Additional Rental for the entirety of each year during the term of the Lease.  In the event Landlord does not timely deliver such statement to Tenant for any period, then Tenant shall continue to pay Tenant’s Forecast Additional Rental in the same amount as during the immediately preceding period, and the amounts so paid shall be adjusted between Landlord and Tenant (with Tenant paying any shortfall, and Landlord refunding any excess) within ten (10) days after Landlord delivers the statement of Tenant’s Forecast Additional Rental to Tenant.

(b)

As used herein, "Tenant's Forecast Additional Rental" shall mean Landlord's good faith estimate of Tenant's Additional Rental (defined below) for the coming year (or, in the year in which the Lease term commences, for such year).

(c)

"Tenant's Additional Rental" as that term is used herein, shall be computed on a year basis and shall mean Tenant's Percentage Share (defined below) of Operating Expenses (defined below), to the extent such sum exceeds Tenant's Percentage Share of Operating Expenses during the "Base Year".  The "Base Year" for purposes of this Lease is the year 2008.  As used herein, "Tenant's Percentage Share" shall mean a fraction, the numerator of which is the total number of square feet of Net Rentable Area (7,236 sf through end of month six; 10,154 sf [as of the first of month seven]) within the Leased Premises and the denominator of which is the total number of square feet of Net Rentable Area in the Building (which is hereby conclusively stipulated and agreed to be 395,637 square feet of Net Rentable Area).  For the purposes of this Lease, the "Tenant's Percentage Share" is conclusively stipulated and agreed to be 1.8289% and 2.5665%, respectively; provided, however, that notwithstanding the foregoing, (1) in the event that the amount of space leased by Tenant shall increase or decrease subsequent to the Commencement Date, whether pursuant to an option to expand or otherwise, Tenant's Percentage Share shall be appropriately adjusted by Landlord to reflect the effect of such increase or decrease, and (2) in the event that the overall amount of space in the Building shall increase or decrease subsequent to the Commencement Date, whether due to expansion, alterations, casualty, condemnation or any other cause, Landlord may, at its option make appropriate adjustments to Tenant's Percentage Share to reflect the effect of such increase or decrease.

(d)

No later than one hundred twenty (120) days after the end of the year in which the Commencement Date occurs and of each year thereafter during the term of this Lease, Landlord shall provide Tenant itemized statements prepared by or on behalf of Landlord comparing (i) the Base Year's Operating Expenses and Operating Expenses for such year, and (ii) Tenant's Forecast Additional Rental and Tenant's Additional Rental for such year.  In the event that Tenant's Forecast Additional Rental actually paid by Tenant exceeds Tenant's Additional Rental for said year, Landlord shall pay Tenant (in the form of a credit against Rents or other Lease obligations of Tenant due or to become due, as selected by Landlord, or, upon expiration or termination of this Lease if Tenant is not then in default under this Lease beyond any applicable cure period, provided Tenant is actively attempting to cure, in the form of Landlord's check) an amount equal to such excess.  In the event that Tenant's Additional Rental exceeds Tenant's Forecast Additional Rental for said year, Tenant hereby agrees to pay Landlord, within thirty (30) days of receipt of the statement, an amount equal to such difference ("Tenant's Additional Rental Adjustment").  The provisions of this Section 2.03(d) shall survive any expiration or termination of this Lease.

(e)

Tenant, at Tenant's sole cost and expense, shall have the right, to be exercised by notice given to Landlord within ninety (90) days after receipt of the aforesaid statement showing Operating Expenses for the preceding year, to audit, at the place where

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Landlord maintains its books and records, Landlord's books and records, but only with respect to Operating Expenses for such preceding two (2) years, provided that (i) such audit commences within thirty (30) days after Tenant's notice to Landlord and thereafter proceeds regularly and continuously to conclusion, (ii) Tenant or Tenant's employee or agent is present at such location at all pertinent times during the audit (i.e., such party may leave for lunch), (iii) such audit does not unreasonably interfere with the conduct of Landlord's business, (iv) such audit is performed by an auditing firm with an established and favorable reputation in the Houston, Texas area, and (v) said auditing firm signs a nondisclosure agreement in favor of Landlord, acceptable to Landlord in all respects, agreeing that such audit and information derived from such audit shall not be used directly or indirectly in connection with soliciting additional auditing business from other existing, prior or future tenants in the Building..  Landlord agrees to cooperate in good faith with Tenant in the conduct of any such audit.  Notwithstanding anything to the contrary set forth in this Section, however, in no event shall Tenant ever be permitted to audit or cause to be audited Landlord's books and records concerning Operating Expenses through, or with the assistance of, auditors or others whose compensation is contingent upon, or the amount of whose compensation is affected by, the outcome of such audit, in whole or in part, or on any payment or reimbursement by Landlord to Tenant in connection with such audit, or which is otherwise done in whole or in part on any basis other than reasonable hourly charges for the hours expended in the performance of such audit, and reimbursement of reasonable out-of-pocket expenses incurred by such auditors in connection with such audit. If Tenant’s audit reveals an overpayment of Operating Expenses by Tenant to Landlord, Landlord shall rebate such overpayment to Tenant within sixty (60) days after written notice from Tenant, and, if such overpayment exceeds five percent (5%), Landlord shall bear the reasonable costs of the audit.

(f)

Notwithstanding the foregoing provisions of this Section, in the event that the Base Year's Operating Expenses shall ever be greater than the Operating Expenses for any year of the Lease term, Tenant shall not be entitled to any reduction in Rent, nor any credit, refund, reduction of obligations, or other benefit in respect thereof.

2.04

Operating Expenses.

(a)

For the purposes of this Lease, "Operating Expenses" for any year shall mean all (or where specified by Landlord as hereinafter permitted or required, an amortized portion of all) expenses, costs and accruals of every kind and nature, computed on an accrual basis, incurred or accrued in connection with, or relating to, directly or indirectly, the ownership, maintenance, or operation of the Property and related assets, during such year, including, but not limited to, the following:

(1)

all management fees of the Building manager, not to exceed four percent (4%) of the base rentals of the Building;

(2)

all wages, salaries, taxes, insurance, benefits and related expenses of, and fidelity and surety bonds in respect of, all on and off-site employees and personnel engaged in operations, maintenance, access or traffic control, as reasonably allocated by Landlord for all such employees and personnel at or below the level of Senior Property Manager;

(3)

cost of all supplies, tools, equipment and materials to the extent used in operations and maintenance, as reasonably allocated by Landlord in the case of such costs as are incurred for the benefit of both the Property and other properties;;

(4)

cost of all utilities including, but not limited to, the cost of electricity, water, sanitary sewer services, natural gas, telecommunications services, and power for heating, lighting, air conditioning and ventilating;

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(5)

cost of all maintenance, service and operating agreements and the equipment used in connection therewith including, but not limited to, access control service, traffic control service, garage or parking operations, operations of amenities, window cleaning, elevator maintenance, janitorial service and landscaping maintenance;

(6)

cost of all repairs and general maintenance (excluding repairs and general maintenance to the extent paid by proceeds of insurance), or if and to the extent Landlord so elects in order to reduce the amount of Operating Expenses paid by tenants of the Building in any particular year or years, Landlord may at its option amortize such cost based upon any amortization schedule chosen by Landlord in its sole and absolute discretion (but once chosen for a particular asset, shall not be changed as to such asset during the Lease Term), in which event the amortized portion of such repair and maintenance costs (whether such costs were incurred in the same year or in any prior year) shall be included as an Operating Cost in each year of the amortization schedule as selected by Landlord;

(7)

amortization of the cost (together with reasonable interest or financing charges, and installation and related costs) which may or may not be in accordance with GAAP, based upon any amortization schedule selected by Landlord in its sole and absolute discretion (but only to the extent the projected annual reduction in cost as estimated in good faith by Landlord) (but once chosen for a particular asset, shall not be changed as to such asset during the Lease Term), of any system, apparatus, device, equipment or other capital investment item which is for the principal purpose of (i) reducing Operating Expenses, (ii) promoting safety, or protecting persons or property, (iii) reducing, controlling, managing or monitoring energy usage by tenants and other occupants of the Property, (iv) controlling access or traffic, (v) complying with Applicable Laws,  rules, regulations, codes or ordinances of any federal, state, municipal, local or other governmental authority (whether heretofore, now or hereafter applicable, enforced or in effect), in each case whether such costs were incurred in the same year or in any prior year, but excluding costs of correcting any noncompliance of the Property, existing as of the date of this Lease, with currently applicable requirements imposed by such laws, rules, regulations, codes and ordinances, which are in effect and enforced on and as of such date (“Existing Building Noncompliance”) , or (vi) maintaining the class, quality or grade of the Property;

(8)

the cost of all insurance, including, but not limited to, the cost of insurance against casualty, flood, windstorm, earthquake and damage due to terrorist attacks, and rental abatement and liability insurance, and insurance on Landlord's personal property, plus the cost of all deductible payments made by Landlord in connection therewith;

(9)

legal, accounting and other professional fees and expenses for the property, excluding those incurred in connection between Landlord and other tenants in the Building;

(10)

all taxes, assessments and governmental charges of any kind or nature, whether or not directly paid by Landlord, whether federal, state, municipal, local or other, and whether they be by taxing districts or authorities presently taxing Landlord or the Property or such other land or facilities or by others subsequently created or otherwise, and any other taxes, assessments and governmental charges attributable to Landlord or the Property or such other land or facilities or their operation, excluding taxes and assessments attributable to the personal property of other tenants, federal and state income taxes, and death taxes, but including, in any event Landlord’s “margin”, business and franchise taxes to the extent attributable to or measured on or by the revenues, receipts or income of Landlord from or related to the operation of the Property or such other land or facilities; provided, however, that if at any time

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during the term of this Lease, the present method of taxation or assessment shall be changed (whether due to the operation of laws enacted prior to the date of this Lease, or due to amendments to Applicable Laws which may be adopted or take effect after the date of this Lease) such that the whole or any part of the taxes, assessments, or governmental charges now levied, assessed or imposed on real estate, improvements or personal property, or any other taxes which would otherwise be included in “Operating Expenses” under this Lease, shall be discontinued or reduced, in whole or in part, and as a substitute therefor, or in lieu of or in addition thereto, taxes, assessments, or governmental charges shall be levied, assessed or imposed, wholly or partially, on (or shall be calculated with reference to) Landlord or the rents received from the Property or such other land or facilities, or the rents reserved herein, or the income or revenues of Landlord in respect of the Property, such other land or facilities, or any such rents, or taxes which would not otherwise qualify for inclusion in “Operating Expenses” under this Lease, then such substitute, additional or increased taxes, assessments, or governmental charges, to the extent so levied, assessed or imposed, shall be deemed to be included within the Operating Expenses.  Consultation, legal fees and costs in connection with any challenge of tax assessments to be included in Operating Expenses as provided for herein, as reasonably allocated by Landlord shall also be included in Operating Expenses. Tenant will be responsible for and shall timely pay all ad valorem taxes on its personal property, and on the value of the leasehold improvements in the Leased Premises to the extent that the same exceed Building Standard (if and only if the taxing authorities do not separately assess Tenant's leasehold improvements, Landlord may make a reasonable allocation of the ad valorem taxes allocated to the Property and such other land and facilities, to give effect to this sentence).  In the case of special taxes and assessments which may be payable in installments, only the amount of each installment accruing during a year shall be included in the Operating Expenses for such year; and

(11)

dues and assessments of property owners’ associations and other entities organized for the mutual benefit of property owners.

(b)

Notwithstanding any language contained herein to the contrary, Tenant hereby agrees that, during any year in which the entire Building is not ninety-five percent (95%) occupied, at all times during such year, Landlord shall compute all Variable Operating Expenses (defined below) for such year as though the Building was ninety-five percent (95%) occupied at all times during such year.  For purposes of this Lease, the term "Variable Operating Expenses" shall mean all Operating Expenses that are, or are anticipated by Landlord in good faith to be, variable with the level of occupancy of the Building (such as, but not limited to, utilities and janitorial costs in respect of space in the Building leased or held for lease).  To the extent that Landlord excludes from Operating Expenses any specific costs billed to or otherwise incurred for the particular benefit of specific tenants of the Building, Landlord shall have the right to increase Operating Expenses by an amount equal to the cost of providing Building Standard Services similar to the services for which such excluded specific costs were billed or incurred.

(c)

Tenant hereby WAIVES any and all rights under Sections 41.413 and 42.015 of the Texas Property Tax Code, and any other statute granting to tenants the right to contest appraised values, or to appeal rulings on such contests, or to receive notice of reappraised values, of all or any portion of the Property irrespective of whether Landlord has elected to contest the same.  To the extent such waiver is prohibited by Applicable Laws, Tenant hereby appoints Landlord as Tenant's attorney in fact, coupled with interest, to appear and take all actions on behalf of Tenant which Tenant may take under said Code.

(d)

Notwithstanding the provisions of Section 2.04(a), the following shall not be included in Operating Expenses:

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(i)

Leasing commissions, attorneys’ fees, and similar expenses incurred in negotiating leases with tenants of the Building;

(ii)

Attorneys’ fees and expenses, and similar expenses incurred in connection with disputes between Landlord and tenants of the Building;

(iii)

Expenses incurred in improving the leased premises of tenants in the Building for their use, other than costs or amortizations of costs of improvements to the Building structure and systems otherwise permitted above;

(iv)

Costs of services sold to tenants which are not Building Standard Services and not otherwise provided to Tenant, for which Landlord is reimbursed by tenants as an additional charge or rental (other than through reimbursements of Operating Expenses or escalations of Operating Expenses generally);

(v)

The cost or amortization of cost of any improvements to the Property which under generally accepted accounting principles consistently applied are classified as capital expenditures, except as otherwise expressly provided for in Section 2.04(a);

(vi)

Payments of principal and interest on any mortgage on the Property, and payments of any rental under any ground lease of the Property (except to the extent of any portion intended to pay or reimburse, or which is measured by, taxes, insurance or other items otherwise included in Operating Expenses, and except as otherwise expressly provided for in Section 2.04[a];

(vii)

All services for which Tenant specifically reimburses Landlord (other than through reimbursements of Operating Expenses or escalations of Operating Expenses generally) or for which Tenant pays directly to third persons;

(viii)

Overhead and profit increment paid to Landlord or to Affiliates of Landlord for goods or services in the Building to the extent the costs of such goods or services exceeds the costs of such goods or services sold or rendered by unffiliated third parties on an arms-length basis;

(ix)

Salaries of Landlord’s executive officers and employees above the grade of Senior Property Manager;

(x)

Costs of Landlord’s charitable or political contributions;

(xi)

Landlord’s income taxes, except as otherwise expressly provided in Section 2.04(a);

(xii)

Costs which are refunded to Landlord from insurance proceeds, and repairs made, or the cost of which is paid or reimbursed to Landlord, under vendors’ and manufacturers’ warranties;

(xiii)

Brokerage commissions, legal and accounting fees, and closing costs incurred in connection with the sale or refinancing of the Property;

(xiv)

Depreciation, except as expressly provided for in Section 2.04(a);

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(xv)

Landlord's general partnership or corporate overhead and general administrative expenses except as provided for in Section 2.04 (a) of the Lease;

(xvi)

Rentals and other related expenses incurred in leasing air conditioning systems, elevators, or other equipment ordinarily considered to be of a capital nature for a period in excess of twelve (12) consecutive months except in the case of an emergency, or necessary repairs or replacements of equipment or systems, and except equipment which is used in providing janitorial services and which is not fixed to the Building;

(xvii)

Advertising and promotional expenditures promoting the Building for lease;

(xviii)

Any fines, penalties, legal fees or costs of litigation incurred due to violations by Landlord, its employee(s), agents, contractors or assigns, of any Applicable Laws;

(xix)

Costs to acquire sculpture, paintings or other objects of art; and

(xx)

Interest or penalties due to late payments of taxes, utility bills and other costs.

2.05

Security Deposit.

(a)

Tenant hereby agrees to pay to Landlord, in cash or by certified check, a security deposit of twenty-two thousand and 33/100 dollars ($22,000.33) on the day this Lease is executed by Tenant (the "Security Deposit").  Landlord may at its option elect to treat the timely payment of the Security Deposit to Landlord as a condition to the effectiveness of this Lease, and in the event Tenant fails to timely pay Landlord the Security Deposit as required hereby, Landlord may at its option either (i) declare this Lease to be null and void and of no force and effect by notice to Tenant at any time thereafter and prior to acceptance of the Deposit by Landlord, or (ii) waive such condition and treat this Lease as being in full force and effect, in which event the failure of Tenant to timely pay the Security Deposit shall be deemed an event of default on the part of Tenant, without any requirement of grace or notice, notwithstanding any other provision of this Lease to the contrary.

(b)

Upon the occurrence of any event of default by Tenant beyond any applicable cure period, Landlord may, from time to time, without prejudice to any other remedy, use or apply the Security Deposit to the extent necessary to make good any arrears of Rent, or to pay any other sums owed to Landlord, including without limitation any sums described in Section 7.01, or to pay the cost of any damage, injury, expense, or liability caused by any event of default by Tenant, in each case subject as maybe otherwise required by Applicable Laws.  Any remaining balance of the Security Deposit (and if required by Applicable Laws. a written accounting, describing and itemizing any deductions from the Security Deposit), shall be returned by Landlord to Tenant within forty-five (45) days after the date Tenant surrenders the Leased Premises and provides notice to Landlord or its agent of Tenant’s forwarding address.  The Security Deposit shall not be considered an advance payment of rental or a measure of Landlord's damages in the case of an event of default by Tenant.  Tenant shall not be entitled to receive any interest on the Security Deposit, and Landlord may co-mingle the same with other monies of Landlord.  In the event Landlord applies the Security Deposit or any portion thereof to the payment of any sum described above and this Lease is not terminated, Tenant shall immediately upon demand by Landlord deposit with Landlord an amount of money equal to the amount so applied and such amount shall be deemed to be part of the Security Deposit.  Tenant shall not assign or encumber the Security Deposit without the prior written consent of Landlord, and Landlord shall not be bound by any such assignment or encumbrance made without the prior written consent of Landlord.  In connection with any sale or transfer of the Property,

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Landlord shall have the right to transfer the Security Deposit to the purchaser or other transferee of the Property, in which event Landlord shall be released from any responsibility for the return of the Security Deposit and Tenant agrees to look solely to the purchaser or transferee of the Property for the return of the Security Deposit.

2.06

Form of Payment.

Except as otherwise provided in the next sentence, all payments made by a party pursuant to this Lease, including without limitation all payments of Rent, may be made by a check drawn on the account of the payor at a financial institution located in the United States of America; provided, however, that no payment made by check shall be deemed effective unless such financial institution honors such check upon its first presentation.  In the event that any check delivered pursuant to this Lease shall be dishonored on its first presentation for refusal of payment due to insufficiency of funds, closure of the account on which such check is drawn or closure of the financial institution on which such check was drawn (unless Tenant reissues a valid payment under a currently operating and valid financial institution within three (3) business days of said closure), then (1) unless otherwise elected by the payee by written notice to the payor, such payment shall be deemed not to have been made as fully as if the check had never been delivered to the payee, and (2) the payee of such check may require that such payment and any or all subsequent payments to such payee (including its successors or assigns) under this Lease be made by the delivery to such payee of immediately available funds, either by a cashier’s check drawn on a financial institution reasonably acceptable to the payee or by wire transfer of immediately available funds into an account at a financial institution located in the United States of America as specified by notice from such payee to such payor from time to time.  All payments made pursuant to this Lease shall be made in United States Dollars.

2.07

Financial Statements.

Tenant acknowledges and agrees that as to any financial statements concerning Tenant, or Tenant and any of its Affiliates on a consolidated basis, or any Guarantor of this Lease which may have been furnished by or on behalf of Tenant or any of such Affiliates, or Tenant’s broker, or any such Guarantor, to Landlord or its broker in connection with this Lease or the negotiations or discussions concerning Tenant’s interest in leasing the Leased Premises, (i) Landlord is relying thereon in entering into this Lease, and (ii) Tenant represents and warrants to Landlord that said financial statements have been prepared in accordance with generally accepted accounting principles consistently applied, and fairly present the financial condition of Tenant, or of Tenant and such Affiliates on a consolidated basis, or such Guarantor, respectively, as at, and for the period ending on, the date of such financial statements.  Tenant agrees to furnish and cause all Guarantors to furnish to Landlord from time to time within fifteen (15) days after request, but no more frequently than once per calendar year, such current financial statements concerning Tenant (or if so requested by Landlord, concerning Tenant and its Affiliates on a consolidated basis) or such Guarantor(s), or all of the foregoing, as Landlord may reasonably request.  Such financial statements shall contain at least an income statement and balance sheet, and such additional information as Landlord may reasonably request, which financial statements shall be either audited by an independent accounting firm, or certified by the Chief Financial Officer of Tenant or such Guarantors (and provided further that any financial statements of an individual may instead be certified by such individual), any such certification to contain the statements and certifications contemplated by clause (ii) of the first sentence of this Section.

2.08

Letter of Credit.

The obligations of Tenant pursuant to this Lease shall be secured during the period ending sixty (60) days after the date three (3) years after the Commencement Date by a letter of credit which is an Approved Letter of Credit (as that term is hereinafter defined), in the amount hereinafter provided for.  Such letter of credit shall be in addition to the Security Deposit provided for herein, and Tenant agrees

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that neither such letter of credit, nor the proceeds thereof, shall be considered, or shall constitute, a “security deposit” within the meaning of applicable law, including but not limited to applicable provisions of the Texas Property Code dealing with security deposits under leases.  TENANT ACKNOWLEDGES THAT BUT FOR THE AGREEMENTS OF TENANT SET FORTH IN THIS SECTION, INCLUDING BUT NOT LIMITED TO THE WAIVER AND AGREEMENT SET FORTH IN THE PRECEDING SENTENCE, LANDLORD WOULD NOT ENTER INTO THIS LEASE, AND THAT SUCH AGREEMENTS AND WAIVER ARE A MATERIAL PART OF THE CONSIDERATION FOR LANDLORD’S EXECUTION OF THIS LEASE.  As used herein, “Approved Letter of Credit” shall mean and refer to an irrevocable standby letter of credit, in the Required Amount (hereinafter defined), issued by a bank acceptable to the Landlord, meeting the requirements of this Section, in the form of Exhibit H attached hereto and incorporated herein, and upon such additional terms as shall be approved by Landlord in its sole discretion.  As used herein, “Required Amount” shall mean $328,900.25 (provided, however, that from and after a date two [2] years after the Commencement Date, the Required Amount shall be reduced to $219,266.83).  Such letter of credit shall provide for the payment of the amount of the letter of credit to Landlord or its transferee in the event Landlord or such transferee shall furnish the issuer of the letter of credit a draft for such amount, along with a certificate of Landlord or such transferee that there has occurred a default or event of default on the part of Tenant under this Lease, which has not been cured after satisfaction of any applicable requirement of grace, notice or both under this Lease.  Such letter of credit shall contain an expiry date no sooner than sixty (60) days after the three (3) years after the Commencement Date of this Lease, unless Landlord shall approve the use of a letter of credit of shorter term (which shall in no event be less than one year), in which case Tenant shall be obligated to cause such letter of credit to be extended or renewed in a manner satisfactory to Landlord, and to provide same to Landlord, at least thirty (30) days prior to each expiration date of such letter of credit.  If Tenant fails at any time to renew or extend any such letter of credit as and when required hereby, or to provide satisfactory evidence thereof to Landlord, then notwithstanding any other provision of this Lease, such failure shall be a default and event of default by Tenant under this Lease, without any requirement of grace or notice on the part of Landlord, all of which requirements are hereby WAIVED by Tenant.  Upon the occurrence of any default or event of default on the part of Tenant under this Lease, and satisfaction of any applicable grace and notice requirements (if any) with respect thereto, Landlord shall have, in addition to any other rights and remedies of Landlord under this Lease, the right to draw upon any letter of credit then held by it and apply the proceeds thereof to satisfy the payment obligations of Tenant pursuant to or in connection with this Lease, with any balance remaining, if any, to be refunded to Tenant within thirty (30) days after the satisfaction of all payment obligations due or to become due from Tenant hereunder.  Tenant shall provide Landlord the letter of credit required hereby no later than ten (10) days after the date of execution of this Lease, and in the event Tenant fails to do so, Landlord may at its option declare this Lease to be null and void and of no further force and effect, in addition to any other rights and remedies of Landlord.  Notwithstanding any other provision of this Lease to the contrary, (1) Landlord shall not be obligated to commence or cause to be commenced any design, engineering, construction or other activities under this Lease, nor to expend any funds pursuant to this Lease, unless and until the letter of credit required hereby shall have been delivered to Landlord in accordance herewith, and (2) all deadlines of any kind for action by Landlord pursuant to this Lease shall be deemed extended by one (1) day for each day which transpires between the date of execution of this Lease, and the date of delivery to Landlord of such letter of credit.

III

3.01

Services.

(a)

Subject as otherwise provided in this Lease, so long as (i) no event of default beyond any applicable cure period (nor any uncured event which with the passage of time, the giving of notice, or both, could constitute an event of default) by Tenant hereunder shall have occurred, (ii) Tenant shall be in actual occupancy of the Leased Premises, and (iii) this Lease shall not have been terminated, Landlord shall furnish the following services to Tenant during the term of this Lease (such services, excluding any services referenced as being optional, extra-cost or above-standard, being herein called "Building Standard

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Services"):

(1)

Temperate water within the common area rest rooms at existing locations in the Building provided for general use by tenants, or as may be otherwise deemed by Landlord in good faith to be necessary for the comfortable use and occupancy of the Building.

(2)

Central heat and air conditioning in season, at such temperatures and in such amounts as are considered standard in Comparable Buildings  to be necessary for the comfortable use and occupancy of the Building, and on such dates and at such times as are more particularly described on Exhibit D attached hereto.

(3)

Electric lighting service as currently provided at existing locations in public areas and special service areas of the Building, or as may otherwise be deemed by Landlord in good faith to be necessary for the comfortable use and occupancy of the Building.

(4)

Janitorial service to the Leased Premises on a five (5) day per week basis, exclusive of Holidays (as defined in Exhibit D); provided, however, if Tenant's floor coverings, finishes or other improvements are other than Building Standard, Tenant shall pay Landlord upon demand one hundred and fifteen percent (115%) of the actual additional cleaning cost, if any, attributable thereto.

(5)

Access control services for the Building which Landlord deems in good faith to be comparable as to coverage, control and responsiveness (but not necessarily as to means for accomplishing same) to those provided in Comparable Buildings; PROVIDED, HOWEVER, LANDLORD AND LANDLORD’S RELATED PARTIES (HEREINAFTER DEFINED) SHALL HAVE NO RESPONSIBILITY TO PREVENT, AND SHALL NOT BE LIABLE TO TENANT OR ANY AFFILIATE OR PARTNER OF TENANT, OR ANY OF ITS OR THEIR OFFICERS, DIRECTORS, SHAREHOLDERS, MEMBERS, MANAGERS, AGENTS, EMPLOYEES, PERSONNEL, REPRESENTATIVES, INVITEES, VISITORS, LICENSEES, CUSTOMERS OR CONTRACTORS (ALL OF THE FOREGOING BEING HEREINAFTER INDIVIDUALLY AND COLLECTIVELY REFERRED TO AS TENANT’S “Associated Parties") FOR ANY LOSSES, DAMAGES, COSTS, CLAIMS AND LIABILITIES ARISING OUT OF OR IN CONNECTION WITH THEFT, BURGLARY, ASSAULT, BATTERY, WRONGFUL DEATH, INJURY OR DAMAGE OF ANY KIND OF OR TO PERSONS OR PROPERTY, OR UNLAWFUL ACTIVITY OF ANY KIND, CAUSED BY PERSONS GAINING, HAVING OR SEEKING ACCESS TO THE LEASED PREMISES, THE BUILDING OR THE PROPERTY (REGARDLESS OF WHETHER OR NOT CAUSED OR ALLEGED TO BE CAUSED BY THE NEGLIGENCE OF LANDLORD OR LANDLORD’S RELATED PARTIES) AND TENANT HEREBY RELEASES LANDLORD AND LANDLORD’S RELATED PARTIES FROM ALL LIABILITY FOR OR IN CONNECTION WITH THE FOREGOING, (provided, however, that the preceding provisions of this sentence shall not be construed to release any person or entity from liability for his, her or its willful conduct).  As used in this Lease, “Landlord’s Related Parties" shall refer individually and collectively to Landlord’s partners, Property manager, Property leasing agent, and Parking Facilities operator, and Landlord’s and such entities’ Affiliates, and the officers, directors, shareholders, members, principals, managers, agents, employees, personnel, and representatives of any of the foregoing.

(6)

Sufficient electrical capacity distributed to a panel box located at the core of the floor(s) on which the Leased Premises are located to operate (i) incandescent lights (or other lights of similar low voltage electrical use), word processing equipment, personal computers, printers, photocopying machines and other machines of similar low voltage electrical connected load (120/208 volts) which are customary to general office use by tenants of office space in Comparable Buildings; and (ii) lighting

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and equipment of high voltage electrical connected load (277/480 volts) which are customary to general office use by tenants of office space in Comparable Buildings, provided in each case that the total rated electrical design load for all said low voltage and high voltage lighting, machines and equipment considered in the aggregate, shall not exceed five and five tenths (5.50) watts per square foot of Net Rentable Area of the Leased Premises ("Building Standard Rated Electrical Design Load").  Tenant shall be allocated Tenant's pro rata share of the circuits provided on such floor(s) ("Building Standard Circuits").

Should Tenant's total rated electrical design load exceed the Building Standard Rated Electrical Design Load for electrical consumption, or if Tenant's electrical design requires circuits in excess of Tenant's share of the Building Standard Circuits, Landlord may elect, at its option (and at Tenant's expense), if after Lease commencement, and to the extent Tenant’s electrical consumption has not decreased to at or below Building Standard Rated Electrical Design Load or Tenant’s share of the Building Standard Circuits within fifteen (15) days after receipt of written notice thereof from Landlord, to install one (1) additional high voltage panel and/or one (1) additional low voltage panel with associated feeders and equipment, subject to a maximum of two (2) such additional panels per floor for all tenants on the floor (which additional panels, feeders and equipment shall be hereinafter referred to as the "Additional Electrical Equipment").  If the Additional Electrical Equipment is installed because Tenant's total low and high voltage rated electrical design load, considered in the aggregate, exceeds the applicable Building Standard Rated Electrical Design Load, then a meter shall also be added (at Tenant's expense) to measure the electricity used through the Additional Electrical Equipment.

The design and installation of any Additional Electrical Equipment required by Tenant (or any related matter) shall be subject to the prior approval of Landlord (which approval shall not be unreasonably withheld).  All expenses incurred by Landlord in connection with the review and approval of any Additional Electrical Equipment shall also be reimbursed to Landlord by Tenant upon demand.  Tenant shall also pay on demand the actual metered cost of electricity consumed through the Additional Electrical Equipment (if applicable), plus any actual accounting expenses incurred by Landlord in connection with the metering or billing thereof.

If any of Tenant's electrical equipment requires conditioned air in excess of air conditioning in the amounts, times or specifications normally provided by Landlord as part of Building Standard Services, the same shall be installed by Landlord (on Tenant's behalf), and Tenant shall pay on demand all design, installation, metering and operating costs relating thereto.  Should Tenant utilize an existing supplemental air conditioning unit which services all or any portion of the Leased Premises ("Supplemental Unit"), or install any Supplemental Unit, or have Landlord install (on Tenant’s behalf), any Supplemental Unit, then at all times during the Lease Term:

i)

Tenant agrees that it shall carry, at Tenant’s sole cost and expense, a maintenance contract ("Maintenance Contract") on each and every Supplemental Unit with a qualified and fully licensed heating, ventilating and air conditioning contractor (“HVAC Contractor"), such HVAC Contractor to be subject to Landlord’s prior approval and insurance requirements;

ii)

Such Maintenance Contract shall provide for no less than semi-annual inspections, cleaning of coils, replacement of filters, servicing, general upkeep, and maintenance of each Supplemental Unit;

iii)

Tenant shall keep each Supplemental Unit clean and in good working condition; and

iv)

Tenant shall provide Landlord with a valid and current original Maintenance Contract as to each Supplemental Unit a) PRIOR to the Commencement Date (or, in the case of a newly installed Supplemental Unit, upon installation), b) upon renewal, expiration or cancellation of the existing Maintenance Contract, or a change in HVAC Contractors,

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and c) at any time upon request by Landlord.

If Tenant requires that certain areas within the Leased Premises operate in excess of the normal Building Operating Hours (as defined in Exhibit D attached hereto), Landlord may require that the electrical service to the Leased Premises or to such areas be separately circuited and metered (all costs of which, including all costs of design, purchase, installation, maintenance and operation, shall be paid by Tenant upon demand), and that Tenant be billed the costs associated with electricity consumed during hours other than Building Operating Hours, which costs shall be payable by Tenant upon demand.

(7)

Replacement of Building Standard fluorescent bulbs and ballasts (or replacements therefor) in all areas, including the Leased Premises, and replacement of incandescent bulbs (or replacements therefor) in General Common Areas, Service Areas and On-Floor Common Areas.

(8)

Non-exclusive multiple cab passenger elevator service to the floor(s) on which the Leased Premises are located during Building Operating Hours and at least one (1) cab passenger elevator service to such floor(s) twenty-four (24) hours per day and non-exclusive freight elevator service during Building Operating Hours (all such passenger and freight elevator service being subject to temporary cessation, however, for ordinary repair and maintenance and during times when life safety systems override normal Building operating systems) with such freight elevator service available at other times upon reasonable prior notice to and scheduling with Landlord and the payment by Tenant to Landlord of any additional expense actually incurred by Landlord in connection therewith.

(9)

(a)

Landlord may, in Landlord’s sole and absolute discretion, elect to provide additional services or amenities for tenants of the Building from time to time, and Tenant hereby agrees that Landlord’s discontinuance of any provision of any such additional services or amenities shall not constitute a default of Landlord under this Lease nor entitle Tenant to any abatement of or reduction in Rent, nor any other right or claim.  Any such additional services or amenities that Landlord may elect to provide to tenants of the Building shall be provided to those tenants requesting such services or amenities at Landlord’s cost therefor which cost may include an administrative cost recovery charge not to exceed fifteen percent (15%).

(b)

To the extent the services described above consist of, or reasonably require the availability or use of, electricity, natural gas, water or other utility services supplied by third party utility providers, Landlord's obligations hereunder shall be subject to the providing of such utility services by the applicable utility provider.  Landlord agrees, however, to use good faith efforts to cause the utility providers to furnish the same.  Failure by Landlord to furnish, or any cessation of, the services described in this Section 3.01,  shall not render Landlord liable for losses or any injuries or damages to persons or property, nor be construed as an eviction, actual or constructive, of Tenant, nor work an abatement of rent, nor relieve Tenant from fulfillment of any covenant or agreement hereof.  In addition to the foregoing, should any equipment or machinery, for any reason, fail to operate, or to function properly, Tenant shall have no claim for abatement of rent or for losses or any injuries or damages to persons or property on account of an interruption in service occasioned thereby or resulting therefrom, nor shall such malfunction or interruption be construed as an eviction, actual or constructive, of Tenant, nor relieve Tenant from fulfillment of any covenant or agreement of this Lease.  Landlord agrees, however, to use good faith efforts to promptly repair said equipment or machinery and to restore said services, subject as otherwise provided in this Lease.

(c)

The obligations of Landlord to provide any services required by this Lease shall be subject to governmental regulation thereof (e.g., rationing, temperature control, etc.) which may restrict, impair or prohibit the providing of such services, and any such

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restriction, impairment or prohibition shall not constitute a default by Landlord hereunder, nor entitle Tenant to any abatement or reduction in Rent, nor any other right or claim, but rather providing the applicable required services to the extent allowed pursuant to such regulations shall be deemed to be full compliance with the obligations and agreements of Landlord hereunder.

 (d)

  In the event that Tenant shall not be in default under this Lease, and Landlord shall fail or refuse to provide any Critical Services (as hereinafter defined), (other than due to casualty or condemnation, or events beyond Landlord’s reasonable control), the effect of which is to render the Leased Premises untenantable, and Tenant shall not make use of any portion of the Leased Premises as a result thereof (such failure or refusal, in combination with the preceding described conditions, circumstances and events, being hereinafter called a “Critical Services Interruption”), then and in such event, (i) if such Critical Services Interruption shall continue for a period in excess of five (5) consecutive Business Days, then Tenant’s Base Rental and Additional Rental obligations hereunder shall abate beginning after such five (5) Business Day period and continuing thereafter until such Critical Services Interruption shall cease, and (ii) if such Critical Services Interruption shall continue for thirty (30) consecutive days, and Tenant sends written notice to Landlord indicating its intention to terminate this Lease unless such Critical Services Interruption shall cease within fifteen (15) days after such notice, and if the Critical Services Interruption does not cease within said fifteen (15) day period, then Tenant may terminate this Lease by written notice to Landlord at any time thereafter and prior to the cessation of the Critical Services Interruption.  As used herein, “Critical Services” shall mean the services contemplated by Section 3.01(a) (1) (cold water only), (2), (6) and (8) (one cab, freight or passenger, service only), and at least seventy-five percent (75%) of the number of “must-take” and “may-take” Unassigned parking Permits in the Parking Facilities as are required to be furnished by Landlord to Tenant as of the date the Critical Services Interruption commences pursuant to Section 3.04, or, if unavailable in the Parking Facilities, an equivalent number of parking spaces in alternative parking facilities made available by Landlord and reasonably convenient for Tenant’s use.

(e)

As used in this Lease, “Comparable Buildings” shall mean multi-tenant office buildings similar to the Building in building class, age, design and construction which are all located in the Galleria area of Houston, Texas, as selected and determined by Landlord in its sole and absolute discretion.

3.02

Keys and Locks.

Landlord shall furnish Tenant with seventeen (17) keys for each Building Standard lockset on Leased Premises entrance doors required by applicable building codes and ordinances entering the Leased Premises from public areas, and twenty-three (23) access cards to the Building.  Additional keys and Building access cards will be furnished by Landlord upon an order signed by Tenant and payment by Tenant of Landlord's reasonable charge therefor.  Notwithstanding the foregoing, however, in no event shall Tenant be issued or be permitted to have at any time access cards exceeding 4 per 1,000 square feet of Net Rentable Area of the Leased Premises.  All keys, and all access cards (whether to the Building or to the Parking Facilities), provided by Landlord shall remain the property of Landlord.  No additional locks shall be allowed on any door of the Leased Premises without Landlord's permission, and Tenant shall not make or permit to be made any duplicate keys or access cards (whether to the Building or to the Parking Facilities).  Upon expiration or termination of this Lease, Tenant shall (i) surrender to Landlord all access cards (whether to the Building or to the Parking Facilities), and all keys and access cards to any locks or doors entering or within the Leased Premises, and (ii) give to Landlord the combination, passwords, codes and other means of access of all locks for safes, safe cabinets, vault doors, and other secured areas, if any, in the Leased Premises.

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3.03

Graphics, Building Directory Board and Name.

Landlord shall provide and install, at Tenant’s cost, which shall be deducted from the Leasehold Improvement Allowance cost, all graphics, letters, and numerals at the entrance to the Leased Premises and one (1) identification strip(s) containing a listing of Tenant's name and such other information as Tenant shall reasonably require on the Building directory board in the main lobby of the Building.  All such letters and numerals shall be in the Building Standard graphics.  Tenant agrees that Landlord shall not be liable for any inconvenience, loss or damage occurring as a result of any error or omission in any directory or graphics.  No signs, numerals, letters or other graphics on the exterior of, or which may be visible from anywhere outside, the Leased Premises shall be used or permitted unless provided by Landlord or approved in writing by Landlord, at Landlord’s sole discretion, such approval not to be unreasonably withheld or delayed.

3.04

Parking.

(a)

Landlord agrees to provide, and Tenant obligates itself to pay for, for the term of this Lease, the numbers of assigned parking permits ("Reserved Permits") and unassigned parking permits ("Unassigned Permits") (Reserved Permits and Unassigned Permits being herein called “Parking Permits”) described in Section 3.04(b) for the parking of automobiles in spaces or areas in the Parking Facilities as are from time to time designated by Landlord.  However, Tenant shall have the right, but not obligation to take and Lease, throughout the Term up to a total (inclusive of the Reserved Permits and Unassigned Permits provided for in Section 3.04[b])three and one half (3.5) Permits per 1,000 square feet of NRA in the Leased Premises. At the sole and absolute discretion of Landlord, upon request of Tenant, Landlord may also provide Tenant additional Parking Permits as needed from time to time.  Notwithstanding any contrary provisions hereof, however, the parking rights of Tenant hereunder shall terminate or expire simultaneously with the termination or expiration of this Lease.  Tenant shall provide to Landlord such information and documentation evidencing the number of Tenant's full-time employees located within the Leased Premises as Landlord shall request from time to time.  Landlord shall also provide unassigned parking for visitors of the Building in a portion of the Parking Facilities on a pay basis at such rates and upon such conditions as Landlord shall establish or permit to be established in its sole and absolute discretion from time to time.

 (b)

The rent for all Parking Permits (whether or not required to be taken by Tenant or provided by Landlord pursuant to this Section) provided to Tenant hereunder shall be as follows, and the number of such permits which are required to be taken by Tenant and provided by Landlord (“Must Take Permits”) shall be as follows:

Number of

Initial Monthly

Total Initial Monthly

Must Take

Rate Per Permit

Rate for Must Take Permits

Permits

Months 1 - 3

Months 1 - 3

Reserved Permits

Five (5)

$75.00

$375.00

Unassigned Permits

Fifteen (15)

$0.00

$0.00

(Aggregate)

Twenty (20)

$375.00

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Number of

Initial Monthly

Total Initial Monthly

Must Take

Rate Per Permit

Rate for Must Take Permits

Permits

Months 4 - 63

Months 4 - 63

Reserved Permits

Five (5)

$75.00

$375.00

Unassigned Permits

Fifteen (15)

$55.00

$825.00

(Aggregate)

Twenty (20)

$1,200.00

In the event that the Commencement Date is other than the first day of a month, then (i) references to months in the above table shall refer to months commencing on the Reference Date rather than on the Commencement Date, and (ii) in addition to the monthly payments for Parking Permits provided for in the above table, Tenant shall also pay for Parking Permits as provided herein for the first partial month of the Lease term (i.e., for the period from the Commencement Date until the last day of the month in which the Commencement Date occurs, both inclusive), on the Commencement Date, on a prorated basis, and calculated using the monthly rate per Unassigned Permit or Reserved Permit, as applicable, which rate is applicable with respect to the first month in which the monthly rate for such permit is not Zero Dollars ($0.00) in accordance with the above table.

The total monthly rent due from Tenant for Reserved Permits and Unassigned Permits is hereinafter called the "Reserved Parking Rent" and "Unassigned Parking Rent", respectively, and the Reserved Parking Rent and Unassigned Parking Rent are hereinafter collectively referred to as the "Parking Rent".  Tenant shall also be responsible for, and shall simultaneously pay, all federal, state and local sales, use and other taxes on, or related to, the Parking Rent.  Tenant shall pay the Parking Rent in advance on the Commencement Date, and on the first day of each calendar month during the term of this Lease.  Landlord, in its sole and absolute discretion, may elect to adjust the parking rental rates used in determining the Reserved Parking Rent and Unassigned Parking Rent from time to time to the then prevailing rates being charged by Landlord for Reserved Permits and Unassigned Permits, respectively, in the Parking Facilities, except that (i) no such adjustment shall be made with respect to the Reserved Parking Rent or Unassigned Parking Rent during any period in which the Reserved Parking Rent or Unassigned Parking Rent, respectively, is Zero Dollars ($0.00) per month in accordance with the above table, and (ii) in no event shall the adjusted rental rate for any Reserved Permit or Unassigned Permit during the primary term of this Lease ever exceed 175% of $75.00 per month, or 175% of $55.00 per month, respectively.

All payments of Parking Rent shall be made to Landlord’s Parking Facilities operator, unless Tenant is otherwise directed by notice from Landlord or its mortgagee.

(c)

In the event the parking spaces in the Parking Facilities required to accommodate parking pursuant to the Parking Permits which are required to be furnished by Landlord as provided in Section 3.04(a) are not available to Tenant due to causes beyond the control of Landlord during any portion of the Lease term, then Landlord shall make available to Tenant, at the Parking Rent as set forth above, sufficient unassigned spaces (not to exceed the number of Parking Permits required to be furnished by Landlord as set forth above) in other parking facilities during the Lease term to meet Tenant's needs until such spaces in the Parking Facilities are again made available to Tenant.  Subject to availability and reasonableness of cost to Landlord, such other parking facilities shall be located in reasonable proximity to the Property (or are otherwise made reasonably convenient for use by Tenant and its employees, whether by shuttle service, or any other means); provided, however, that if the other parking

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facilities located in reasonable proximity to the Property or otherwise reasonably convenient for use of Tenant and its employees are not made available within thirty (30) days after the Parking Facilities are no longer available, then Tenant shall have right to terminate this Lease upon thirty (30) days’ written notice to Landlord, sent after the end of such thirty (30) day period, if within the second thirty (30) day period (or thereafter prior to receipt by Landlord of Tenant’s termination notice) at least the Parking Threshold Number (hereinafter defined) of parking spaces are not temporarily replaced with parking spaces in reasonable proximity or reasonably convenient as aforesaid during the second thirty (30) day period.  As used herein, “Parking Threshold Number” shall mean seventy percent (70%) of the lesser of (i) the number of spaces actually leased by Tenant prior to such unavailability of the Parking Facilities, or (ii) the maximum number of Parking Permits to which Tenant shall then be entitled pursuant to this Lease.

(d)

Landlord or the operator of the Parking Facilities may make, modify and enforce reasonable rules and regulations relating to the use of, and parking of vehicles in, the Parking Facilities, and Tenant agrees to abide by, and to cause Tenant’s  Associated Parties to abide by, such rules and regulations (which shall be deemed to be part of the Property Rules).  The rules and regulations relating to the use of, and parking of vehicles in, the Parking Facilities shall be made available to Tenant at any time upon request of Tenant to Landlord or Landlord’s parking operator, and shall be deemed to include in any event all rules, regulations and requirements set forth on surfaces of the Parking Facilities or on signage located in or about the Parking Facilities.  Tenant shall indemnify, defend with counsel selected by the indemnified party, and hold harmless Landlord and Landlord’s Related Parties from and against all claims, demands, actions, losses, liabilities, damages, costs and expenses (including without limitation attorneys' fees and expenses and other costs and expenses of defending against, settling, or otherwise dealing with such claims, demands, actions and liabilities) arising or alleged to arise out of the use of any Parking Permits or the Parking Facilities by Tenant or any of Tenant’s Associated Parties REGARDLESS OF WHETHER OR NOT CAUSED OR ALLEGED TO BE CAUSED IN WHOLE OR IN PART BY THE NEGLIGENCE OF LANDLORD OR LANDLORD’S RELATED PARTIES but not to the extent of any gross negligence or willful misconduct by Landlord or Landlord’s Related Parties including any claim, demand, action, loss, liability, damage, cost or expense for or relating to, directly or indirectly, any loss or damage to any property or injury or wrongful death to or of any person.  The agreements of Tenant set forth in the preceding sentence shall survive the expiration or any earlier termination of this Lease.

3.05

Amenities.

Landlord has constructed or installed certain amenities in or about the Property, such as, but not limited to, a health and fitness facility, conference room, and copying and faxing facility, and related equipment and personal property, and Landlord may in its sole and absolute discretion elect from time to time to construct or install additional amenities, modify any existing or future amenities, continue, operate, maintain or repair any existing or future amenities, or discontinue or remove any existing or future amenities.  Tenant agrees that the construction, installation, maintenance, operation, continuation, modification, discontinuance and removal of such amenities shall at all times and in all respects be in the sole and absolute discretion of Landlord, and Tenant acknowledges that no representation, warranty or promise is or has been made by or on behalf of Landlord or anyone else regarding the construction, installation, modification, maintenance, operation, use, continuance, discontinuance or removal of such amenities.  Landlord shall be free without consent or approval of Tenant to construct, install, maintain, operate, continue, modify, remove and discontinue any and all such amenities, at any time or times, in Landlord’s sole and absolute discretion.  In the event that Landlord elects to construct, install, maintain, continue or operate any such amenities, Tenant agrees that Landlord in its sole and absolute discretion:  (i) shall be permitted to condition, limit or prohibit the usage of any amenities by Tenant and/or other tenants or users, in such manner as Landlord may elect from time to time (including, without limitation, by limiting the usage of such facilities to tenants or persons who have paid such charges as Landlord shall elect to make in connection with the usage of such amenities, and have provided such releases, waivers and other documentation as

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Landlord may elect to require in connection with the usage of such amenities); (ii) issue such rules and regulations regarding the use of the amenities as Landlord may elect, which rules and regulations shall be observed at all times by Tenant and Tenant’s Associated Parties; and (iii) except as may be otherwise agreed by Landlord in writing, be permitted to refuse to allow Tenant, or any of Tenant’s Associated Parties, or any other person or entity, to use such amenities at any time or times, subject as may be otherwise required by Applicable Laws.  In the event Tenant or any of Tenant’s Associated Parties shall make use of any such amenities, Tenant hereby releases Landlord and Landlord’s Related Parties from any liability or responsibility to Tenant for any personal injury, death, loss or property damage of any kind or character suffered by Tenant or any of Tenant’s Associated Parties in connection with or related to, directly or indirectly, the use of the amenities by Tenant or any of Tenant’s Associated Parties, EVEN IF ARISING OR ALLEGED TO ARISE FROM THE NEGLIGENCE OF LANDLORD OR LANDLORD’S RELATED PARTIES, (provided, however, that the preceding provisions of this sentence shall not be construed to release any person or entity from liability for his, her or its willful misconduct).  Tenant further agrees to indemnify, defend with counsel selected by the indemnified party, and hold harmless Landlord and Landlord’s Related Parties from and against any liability, action, loss, damage, claim or demand of any kind or nature suffered by, or asserted against, Landlord or Landlord’s Related Parties in connection with or related to, directly or indirectly, the use of any amenities by Tenant or any of Tenant’s Associated Parties, EVEN IF RESULTING OR ALLEGED TO RESULT FROM THE NEGLIGENCE OF LANDLORD OR LANDLORD’S RELATED PARTIES, (provided, however, that the preceding provisions of this sentence shall not be construed to indemnify any person or entity against his, her or its gross negligence or willful misconduct, including any claim, demand, action, loss, liability, damage, cost or expense for or relating to, directly or indirectly, any loss or damage to any property or injury or wrongful death to or of any person.  All costs incurred by Landlord in connection with the construction, installation, maintenance, use, ownership, operation, continuation, modification, removal or discontinuance of the amenities (including without limitation those of the types set forth in Section 2.04[a] of this Lease) shall be included as Operating Expenses, subject as may be expressly otherwise provided in Section 2.04 of this Lease.  The provisions of this Section shall not be construed so as to negate, limit or otherwise adversely affect any rights, benefits or immunities afforded to Landlord pursuant to the other provisions of this Lease.

IV

4.01

Care of Leased Premises; Condition on Expiration or Termination

Tenant shall not commit, or allow to be committed by Tenant's Associated Parties, any waste or damage to any portion of the Leased Premises or the Property.  Upon the expiration or any earlier termination of this Lease, Tenant shall surrender the Leased Premises to Landlord " broom-clean" and in as good condition as existed on the date on which Tenant commenced conducting its business from the Leased Premises (or if later, the Completion Date), ordinary wear and tear excepted, and subject as otherwise provided in the following sentence.  In the event Tenant shall have made alterations, physical additions or improvements to the Leased Premises as set forth in Section 5.04 below, and Tenant notifies Landlord and Landlord so consents, then Landlord shall notify Tenant, at the time Landlord gives Tenant consent for such alterations, additions or improvements as provided for in Section 5.04, that Tenant shall  either leave such alterations, physical additions or improvements in place, or shall remove all or any portion of such improvements and physical additions and restore any or all areas affected by such alterations or removal; provided, however, that in the event Landlord fails to so notify Tenant at the time Landlord gives Tenant consent for such alterations, additions or improvements as provided for in Section 5.04 , then Landlord shall be deemed to have elected to leave all such improvements,  physical additions and alterations in place.  In the event Landlord elects to cause Tenant to remove all or any portion of such improvements and physical additions or to restore any or all areas affected by such alterations, then Tenant shall complete such removal and restoration in accordance with this Lease and in accordance with the requirements of Landlord not later than the termination of this Lease or such earlier date as specified by Landlord in its consent.

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Any improvements, physical additions and alterations which Landlord does not require Tenant to remove or restore shall become property of Landlord.  Upon expiration or any earlier termination of this Lease, Landlord shall have the right to re-enter and resume possession of the Leased Premises immediately.

4.02

Entry for Repairs, Other Work  and Inspection

Landlord and its contractors, officers, managers, employees, agents, representatives and invitees, and law enforcement officials and persons accompanied by or acting under the authority of such officials or under judgment or other court order, shall have the right at any time or times to enter into and upon any part of the Leased Premises (and Tenant shall upon request assist Landlord in obtaining such entry) to inspect or clean the same, or to make repairs, alterations or additions thereto, or to perform improvements, alterations, repairs or other work to or upon the Building or its structure, systems or equipment, or to execute judgments or other court orders, or to serve process, or to enforce Applicable Laws or investigate potential violations thereof, or to take other appropriate remedial steps, and, upon reasonable prior notice to Tenant, for the purpose of showing the same to prospective tenants (in the case of prospective tenants, only in the last twelve (12) months of the Term), unless otherwise approved by Tenant, purchasers or lenders or their officers, managers, employees, agents, representatives or contractors, and Tenant shall not be entitled to any abatement or reduction of Rent, or any other sums required to be paid by Tenant pursuant to this Lease, by reason thereof.  Landlord may in its sole and absolute discretion, but shall not be obligated to, accompany any person whose entry is permitted in accordance with the foregoing.  In regards to any entry by Landlord, Landlord shall use good faith efforts to reduce the inconvenience to Tenant and disruption of Tenant’s business and operations during or resulting from any such entry, to the extent to which Landlord may do so without materially adversely affecting the progress, timing, efficacy or cost of such repairs, alterations, additions, improvements or other work or activities.  Landlord and Landlord’s Related Parties shall have no liability to Tenant or Tenant’s Associated Parties for any damages to the Leased Premises or any property therein or wrongful death or injury to any person, or any such inconvenience or disruption, which occurs in connection with any such entry, Tenant hereby WAIVING any claim against Landlord therefor.  Tenant agrees that Landlord and Landlord’s Related Parties are authorized by Tenant to rely upon the apparent authenticity of judgments or other court orders or process, and upon the apparent authority of persons purporting to be law enforcement officials or persons acting under the authority of such officials or under judgment or other court order or process.

4.03

Nuisance, Etc..

Tenant shall occupy the Leased Premises, conduct its business and control Tenant's Associated Parties, all in such a manner as not to create or permit any public or private nuisance, or interfere with, annoy, or disturb the quiet enjoyment of, any other tenant or occupant or Landlord in their respective use, enjoyment or operation of the Property.  Tenant will not keep any substance or apparatus, or carry on or permit any activity, which emits or might emit offensive odors, noise or vibrations into other portions of the Property.  Tenant shall not occupy the Leased Premises at any time at a level of occupancy in excess of 4 persons per 1,000  square feet of the Net Rentable Area of the Leased Premises, calculated using an average occupancy rate at such time for the entire Leased Premises, and the leasehold improvements to the Leased Premises shall not be designed for an occupancy level in excess of 4 persons per 1,000 square feet of the Net Rentable Area of the Leased Premises, calculated using an average occupancy rate for the entire Leased Premises.

4.04

Laws and Regulations; Property Rules.

(a)

Tenant shall comply with, and Tenant shall cause Tenant's Associated Parties to comply with, all existing and future laws, statutes, ordinances, codes, orders, rules and regulations of all state, federal, municipal, local and other governmental or judicial agencies or bodies (“Applicable Laws”) relating to the use, condition or occupancy of the

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Leased Premises.  Without limiting the generality of the foregoing, and notwithstanding any provision of this Lease which may be to the contrary, Tenant shall be obligated, at its sole cost and expense, to comply with all Applicable Laws dealing with access for the disabled (including the Americans with Disabilities Act of 1990, as amended, and all rules, regulations and guidelines promulgated thereunder, and the Texas Architectural Barriers Act, Art. 9102 Tex. Rev. Civ. Stat. Ann, as amended, and all rules, regulations and guidelines promulgated thereunder) (“Disability Laws”), now or hereafter applicable to, or existing or arising by virtue of, Tenant’s use or occupancy of the Leased Premises, including compliance as to (i) all leasehold improvements to the Leased Premises (whether initially made or existing hereunder, or hereafter made to the Leased Premises), (ii) all Tenant Alterations to the Leased Premises, (iii) all restrooms located within the Leased Premises, (iii) all restrooms, fire alarm systems, strobe lights, exit signs, and other Building systems, equipment and facilities on floors on which Tenant leases all of the square footage of Net Rentable Area, (iv) all “path of travel” requirements (whether applicable to the Leased Premises, or to Common Areas) triggered by any leasehold improvements to the Leased Premises, (iv) and all Common Areas necessitated by the Building being deemed to be a “public accommodation” instead of a “commercial facility” as a result of Tenant’s use or occupancy of the Leased Premises, and (vi) all requirements imposed as a result of the business conducted by Tenant upon, or the nature of Tenant’s use or occupancy of, the Leased Premises.

(b)

Tenant shall comply with, and shall cause Tenant’s Associated Parties to comply with the rules of the Property reasonably adopted and altered by Landlord from time to time for the safety, care and cleanliness of the Building and other portions of the Property and for the preservation of good order therein, and with the additional rules and regulations for the Parking Facilities which may be adopted and altered from time to time in accordance with this Lease.  The initial rules of the Property are attached hereto as Exhibit E.

4.05

Legal Use and Violations of Insurance Coverage; Hazardous Materials.

(a)

Tenant shall not occupy or use the Leased Premises, or permit any portion of the Leased Premises to be occupied or used, for any business or purpose which is, directly or indirectly, forbidden by any Applicable Laws, or which is disreputable, or which may be dangerous to life, health or property, or do or permit anything to be done anything which would in any way violate the requirements of, or increase the rate of, fire, liability, or any other insurance policy on the Property or its contents.  If Tenant commits any act or permits any use that increases the cost of any such policy, then in addition to Landlord's other rights and remedies in respect thereof, Landlord may require Tenant to pay such increased cost, which sum shall be due and payable by Tenant upon demand.

(b)

Tenant shall not (either with or without negligence) cause or permit the release of any Hazardous Substance (as hereinafter defined).  Tenant shall not cause or allow the storage or use of any Hazardous Substance in any manner which does not comply with applicable Environmental Laws (as hereinafter defined) and the highest standards prevailing in the industry for the storage and use of such Hazardous Substances, nor allow to be brought into the Property any such Hazardous Substances except to use in the ordinary course of Tenant’s business, and then only after written notice is given to and written consent is obtained from Landlord regarding the identity and use of such Hazardous Substances.  Landlord may condition its consent to Tenant’s storage or use of any Hazardous Substances at, on, or in the Property, upon such matters as Landlord may elect in its sole and absolute discretion, including Tenant’s payment of an additional deposit to Landlord, which deposit shall be in an amount estimated by Landlord as sufficient security for the payment of costs and expenses arising from or related to the potential release of Hazardous Substances in connection with Tenant’s use or occupancy of the Property, which deposit, less any costs and expenses incurred or estimated to be incurred in the future in response to such release shall be returned to Tenant consistent

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with the provisions of this Lease concerning return of the Security Deposit. If any actual or prospective lender or purchaser, or any governmental agency, shall ever require testing to ascertain whether or not there has been any release of Hazardous Substances due to the acts or omissions of Tenant or any of its agents or employees, or if ever Landlord incurs any costs or expenses associated with the investigation, cleanup, removal, remediation or monitoring of such Hazardous Substances, then the reasonable costs thereof shall be reimbursed by Tenant to Landlord upon demand.  In addition, Tenant shall execute affidavits, representations and the like from time to time at Landlord’s request concerning Tenant’s compliance with Environmental Laws, and, to the best of Tenant’s knowledge and belief, the absence of Hazardous Substances on the Property.  Tenant shall comply and shall cause Tenant’s Associated Parties to comply at all times with all requirements of Environmental Laws pertaining to its use and occupancy of the Leased Premises and Property.  Tenant shall indemnify, defend with counsel selected by the indemnified party, and hold harmless Landlord and Landlord’s Related Parties harmless from and against and reimburse said parties for any claims (whether for personal injury or wrongful death, real or personal property damage or otherwise), actions, administrative proceedings, judgments, damages, liabilities (INCLUDING STRICT LIABILITIES ARISING PURSUANT TO ENVIRONMENTAL LAWS), penalties, fines, costs, interest and losses (including reasonable attorneys’ fees and expenses, consultants’ fees, and costs of investigation, remediation or monitoring of Hazardous Substances) that arise directly or indirectly from or in connection with the presence, release, or threatened release of any Hazardous Substances on, in or into the air, soil, groundwater, or surface water, at, about, under, or within the Leased Premises by Tenant or Tenant’s Associated Parties, or from Tenant’s or Tenant’s Associated Parties’ non-compliance with Environmental Laws or its obligations under this Section, or the release or storage of Hazardous Substances at, in, under or from the Leased Premises, or elsewhere at, in, on, under or from the Property if arising from or during the use or occupancy of the Property by Tenant or Tenant's Associated Parties, and in each case REGARDLESS OF WHETHER CAUSED OR ALLEGED TO BE CAUSED IN WHOLE OR IN PART BY THE NEGLIGENCE OF LANDLORD OR LANDLORD’S RELATED PARTIES, but not the to extent of any gross negligence or willful misconduct by Landlord or Landlord’s Related Parties..  At any time or times during the term of this Lease, Landlord shall have the right, but not the responsibility, to inspect and perform such environmental investigations and sampling of the Property and the Leased Premises, as Landlord deems appropriate.  The covenants of Tenant contained in this Section shall survive the expiration or any earlier termination of this Lease. Tenant shall not be responsible for any Hazardous Materials that existed on the Property prior to the Commencement Date.

(c)

As used herein, the term "Hazardous Substances" shall mean any material, waste or substance defined, listed, or regulated as a "hazardous substance", "hazardous waste", "toxic substance", "pollutant", "contaminant", "oil", or "petroleum substance” under any of the Environmental Laws (as hereinafter defined).  As used herein, the term "Environmental Laws" shall mean any and all Applicable Laws relating directly or indirectly to human health or safety or the environment, or the presence, handling, treatment, storage, disposal, recycling, reporting, remediation, investigation, or monitoring of Hazardous Substances.  As used herein, the term "Release" shall have the same meaning as under the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, 42 U.S.C. Section 9601 et al.   (d)   Landlord represents and warrants that to the current, conscious knowledge of Cindy Ray (Building manager) and Johnny Winton (President), but without any investigation or review or duty to investigate or review, there are no Hazardous Substances (as defined in Section  4.05) located in the Leased Premises, or Common Areas, which present an imminent and serious threat to the health or safety of Tenant or its employees or invitees, except for any Hazardous Substances or other matters or information which may be set forth in the Property Condition Reports.

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V

5.01

Initial Leasehold Improvements.

(a)

Landlord and Tenant hereby agree that the provisions of Exhibit C attached hereto shall govern the construction of Tenant's initial leasehold improvements, if any.

(b)

Notwithstanding anything contained in this Lease to the contrary, if for any reason the Leased Premises should not be ready for occupancy by the estimated Commencement Date set forth in Section 1.02(b), or by any required Completion Date set forth in this Lease, Landlord and Landlord’s Related Parties shall not be liable or responsible to Tenant or any third party for any claims, damages, losses or liabilities of any kind or nature in connection therewith or by reason thereof, any such liability and responsibility to Tenant being hereby WAIVED by Tenant. Notwithstanding the foregoing, in the event the initial 7,236 Net Rentable Square Foot portion of the Leased Premises is not substantially complete by April 30, 2008, and not caused by a Tenant Delay, all Rent shall be abated for each day beyond April 30, 2008, until substantial completion, and Tenant shall have right to terminate this Lease without penalty and with a refund of its Security Deposit upon thirty (30) days written notice to Landlord; provided, however, that if Landlord completes the Leased Premises within such thirty (30) day period, Tenant’s termination shall be of no force and effect.

5.02

Repairs, Alterations and Improvements by Landlord.

(a)

Landlord, by and through its contractor, shall have the sole right to make any repairs, alterations or additions that affect the Property's structural components, or the Property's mechanical, electrical and plumbing systems (excluding Tenant's personal property, fixtures and appliances, and nonstandard plumbing, electrical and mechanical equipment in or serving the Leased Premises).  In the event of any damage to such components or systems caused by any act or omission of Tenant or Tenant's Associated Parties, the cost of repair or restoration of such damage shall be paid for solely by Tenant in an amount equal to Landlord's costs, but only to the extent such damage is not covered by Landlord’s insurance plus fifteen percent (15%) for administrative cost recovery.  Except in the case of a casualty, condemnation or other event referred to in Sections 6.01 or 6.03 (as to which such Sections shall control as to any obligation of repair or rebuilding in connection therewith), Landlord agrees to make such repairs, and to perform such other work, to or upon the Building's structural components and mechanical, electrical and plumbing systems (excluding any such Tenant property and nonstandard equipment), as may be deemed necessary by Landlord for normal maintenance operations and Landlord shall not otherwise be obligated to make any improvements, physical additions or alterations to, or repairs of, the Leased Premises or the Property; provided, however, Landlord may (but shall not be obligated to), at its option, upon request of Tenant and at Tenant's expense, make such alterations, physical additions and improvements to, or repairs of, the Leased Premises as Tenant shall request in writing, at a cost equal to the costs incurred by Landlord in making such alterations, physical additions, improvements, or repairs, plus an additional charge of five percent (5%) for administrative cost recovery, which amount shall be due and payable from Tenant to Landlord upon demand.

(b)

In addition to the repairs, alterations, improvements, additions and repairs to the Property contemplated by Section 5.02(a), Landlord may make such additional or other alterations, improvement, additions and repairs to the Property as Landlord may elect from time to time.  Without limiting the generality of the preceding sentence, Landlord hereby expressly reserves the right at any time to (a) temporarily or permanently change the location of, close, block or otherwise alter any entrances,

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corridors, tunnels, doorways or walkways leading to or providing access to the Building or Parking Facilities or otherwise restrict the use of same provided such activities do not preclude Tenant from reasonable access to the Leased Premises and Parking Facilities, (b) construct additional buildings or other improvements upon the Land or other lands adjacent to or in the vicinity of the Land which may now or hereafter be owned or acquired by Landlord, or sell portions of the Land or such other lands to third parties for the construction of additional buildings or other improvements, (c) separate the Parking Facilities from the adjacent One Riverway Garage so as to cause same to be two separate garages and to be independently operated and accessed (which would in turn terminate access to the Garage from the drives in the One Riverway Garage, and vice versa), and (d) otherwise improve, remodel, expand or alter the Building or Parking Facilities, or any other portion of the Property or any such other lands adjacent to or in the vicinity of the Land.  Tenant agrees that Landlord and Landlord’s Related Parties shall not incur any liability whatsoever to Tenant or Tenant’s Associated Parties as a consequence of any acts which are permitted by this Section, nor shall any such acts afford Tenant any offset, defense or abatement to Rent obligations, or afford Tenant or any of Tenant’s Associated Parties any other right or remedy against Landlord or any of Landlord’s Related Parties, nor shall any such acts be deemed to be a breach of any of Landlord’s obligations hereunder, regardless of whether or not such acts result in an impairment or obstruction of light, air or view to or from the Leased Premises or Property, or noise, dust or vibration, or delays, obstructions or inconvenience, which adversely affect the Leased Premises or Property and Tenant’s use and enjoyment of the Leased Premises or Property, any and all such liabilities, offsets, defenses, abatements, rights and remedies which would otherwise exist under Applicable Laws being hereby WAIVED by Tenant.

5.03

Repairs by Tenant.

Tenant shall, at its own cost and expense, keep the Leased Premises and all leasehold improvements in the Leased Premises in as good a condition as the condition thereof on the Commencement Date, normal wear and tear excepted, and shall perform all repairs, alterations, physical additions and improvements required to or in respect of the Leased Premises by any existing or future federal, state, municipal or local governmental law, code, ordinance, rule or regulation; provided, however, that this Section shall not obligate Tenant to make any repairs, alterations, physical additions or improvements to the Property's structural components to the extent, if any, to which Landlord is obligated to make such repairs, alterations, physical additions or improvements pursuant to Sections 5.02, 6.01 or 6.03.  Tenant shall be responsible for the repair and maintenance of all non-standard plumbing, mechanical and electrical equipment in or serving the Leased Premises including private toilets, lavatories, wetbars, appliances and special HVAC systems.  All repairs, alterations, improvements and other work by Tenant shall be performed by duly licensed contractors approved by Landlord, and such contractors shall carry liability and other insurance as approved by Landlord at all times during the (i) terms of their contracts, and (ii) the performance of their work.  If Tenant fails to commence any repairs or other work which Tenant is required to do under this Section within ten (10) days after written notice from Landlord to Tenant, or if Tenant fails to thereafter diligently prosecute such repairs or other work until completion in accordance with all Applicable Laws, codes, ordinances, rules and regulations, Landlord may, at its option, make such repairs or perform such other work, and Tenant shall pay to Landlord on demand Landlord's cost thereof plus a charge of fifteen percent (15%) for administrative cost recovery.

5.04

Alterations and Improvements by Tenant.

 (a)

Tenant shall not make or allow to be made any alterations, physical additions (including fixtures) or improvements in or to the Leased Premises (“Tenant Alterations”), or place safes, vaults or heavy furniture or equipment within the Leased Premises, without first obtaining the written consent of Landlord as to such matters, such consent not to be unreasonably or delayed, including as to the plans and specifications therefor, and the proposed contractor(s).  If approval is given, Tenant shall deliver to Landlord prior to commencement all building permits and construction contracts for such Tenant

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Alterations.  Landlord’s approval, if given, shall create no responsibility or liability on the part of Landlord for, or warranty by Landlord with respect to, completeness or design sufficiency or compliance with any Applicable Laws, in regards to such plans or specifications.  Tenant shall reimburse Landlord upon demand for its out-of-pocket expenses incurred in review and monitoring of the plans and specifications and construction of the Tenant Alterations, not to exceed reasonable “market” rates for such services.  Tenant shall deliver to Landlord a copy of the "as built" plans and specifications for all Tenant Alterations, on a diskette on Auto CAD or compatible format, within thirty (30) days after the substantial completion thereof.  Tenant further agrees that no food, soft drink or other vending machine will be installed within the Leased Premises without the prior written consent of Landlord.

(b)

All alterations, physical additions (including fixtures), or improvements in or to the Leased Premises (including without limitation all Tenant Alterations) shall become the property of Landlord upon the expiration or any earlier termination of this Lease, except as may be otherwise provided in Section 4.01; provided, however, that this Subsection shall not apply to Tenant's trade fixtures, or movable equipment (including without limitation movable cabling and telecommunications equipment) or furniture, all of which shall be removed by Tenant from the Leased Premises on the date of expiration or earlier termination of this Lease, subject, however, (1) as may be otherwise provided in Section 5.05, and (2) to the rights of Landlord under Section 7.02 or under Applicable Laws regarding landlords' liens.

(c)

Tenant shall indemnify and hold Landlord and Landlord’s Related Parties harmless, and defend Landlord and Landlord’s Related Parties with counsel selected by the indemnified party, from and against all costs (including reasonable attorneys' fees and expenses and costs of suit), losses, liabilities, claims, demands, actions or causes of action arising out of or relating to any Tenant Alterations, including any mechanics' or materialmen's liens asserted in connection therewith REGARDLESS OF WHETHER OR NOT CAUSED OR ALLEGED TO BE CAUSED IN WHOLE OR IN PART BY THE NEGLIGENCE OF LANDLORD, (provided, however, that the preceding provisions of this sentence shall not be construed to indemnify any person or entity against his, her or its gross negligence or willful misconduct).  The obligations of Tenant under this Section shall survive the expiration or any earlier termination of this Lease.

(d)

Should any mechanic's, materialman's or other liens be filed or asserted against the Leased Premises or the Property by reason of any Tenant Alterations or Tenant's or its contractor's acts or omissions, or because of a claim arising by, through or under Tenant or its contractor or any subcontractor, Tenant shall cause the same to be canceled or discharged of record by bond, payment or otherwise within thirty (30) days after notice by Landlord.  If Tenant shall fail to cancel or discharge said lien or liens within said thirty (30) day period, Landlord may cancel or discharge the same (including, if Landlord so elects, by paying the amount claimed, or by bonding around such liens) and Tenant shall reimburse Landlord upon demand for all costs incurred (including reasonable attorneys' fees and out of pocket expenses of Landlord's legal counsel, and sums paid by Landlord to discharge or settle such lien claims) in discharging or settling such liens.  The obligations of Tenant under this Section shall survive the expiration or any earlier termination of this Lease.

5.05

Cabling.

Tenant acknowledges and agrees that Tenant shall not be permitted to utilize the Building risers for the installation of any cabling, wiring, conduit, piping, or any other equipment and/or appurtenance to serve the Leased Premises (“Riser Penetrations”), except if, as and to the extent expressly permitted by Landlord pursuant to this Section, and that Tenant shall be obligated to comply and to cause its contractors to comply in all respects with this Section in respect of any Riser Penetrations which are so permitted.  All Riser Penetration specifications, installations and/or connections shall be first approved by Landlord in writing before

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the same are installed, such consent not to be unreasonably conditioned, withheld or delayed, and the work in connection with all Riser Penetration installations shall be performed by contractors approved by Landlord (such approval not to be unreasonably conditioned, withheld or delayed) and shall be subject to the direction of Landlord.  Any such work must also comply with Landlord’s installation procedures, which shall be furnished by Landlord to Tenant upon request, together with the Building rules and regulations.  Landlord may require that the contractor(s) involved in such installation or other work execute such agreements, and provide such bonds or other financial assurances, as Landlord may require.  Landlord reserves the right to charge Tenant a reasonable access fee (which shall be nondiscriminatory as between Tenant and other similarly situated tenants and telecommunications providers (subject to the terms of their leases or access agreements), and shall not exceed those fees which Landlord in its reasonable judgment deems to be prevailing market access fees for comparable access and users from time to time at Comparable Buildings) to utilize space in the Building risers for Tenant’s Riser Penetration requirements to designate and control the entity or entities providing Riser Penetration installation, repair and maintenance in the Building, and to restrict and control access to the Building risers in connection with such work.  Without waiving Landlord’s rights pursuant to this Section 5.05, Landlord represents to Tenant that no access fees are currently being charged to tenants in the Building, and that Landlord has no current plans to begin charging such fees to tenants in the Building in the immediate future.  In the event Landlord designates a particular vendor or vendors to provide Riser Penetration installation, repair and maintenance for the Building, Tenant agrees to abide by and participate in such program.  Tenant shall be responsible for and shall pay all costs incurred in connection with the installation of all Riser Penetrations in the Building risers and in the Leased Premises, including, without limitation, any hook-up, access and maintenance fees related to the installation of such Riser Penetrations in the Building risers and in the Leased Premises and the commencement of service therein, and the maintenance thereafter of such Riser Penetrations; and there shall be included in Operating Expenses for the Building all installation, hook-up or maintenance costs incurred by Landlord in connection with Riser Penetrations in the Building which are not allocable to any individual users of such service but are allocable to the Building generally.  If Tenant fails to maintain all Riser Penetrations serving the Leased Premises and such failure affects or interferes with the operation or maintenance of any other Riser Penetrations in the Building, after notice to Tenant, Landlord or any vendor hired by Landlord may enter into and upon the Leased Premises and/or the Building riser space utilized by Tenant (if any) and perform such repairs, restorations or alterations as Landlord deems necessary in order to eliminate any such interference (and Landlord may recover from Tenant all of Landlord’s costs in connection therewith, together with an additional amount equal to 5% thereof for administrative cost recovery).  Upon termination or expiration of the Lease, and unless otherwise notified by Landlord, Tenant, at Tenant’s sole cost and expense, shall remove all Riser Penetrations installed by Tenant during or relating to Tenant’s occupancy.  Tenant agrees that neither Landlord nor any of Landlord’s Related Parties shall be liable to Tenant, or any of Tenant’s Associated Parties or anyone claiming through, by or under Tenant or any of Tenant’s Associated Parties, and hereby agrees to indemnify Landlord and Landlord’s Related Parties, and defend Landlord and Landlord’s Related Parties with counsel selected by the indemnified party, and hold Landlord and Landlord’s Related Parties harmless against, any damages, injuries, losses, expenses, claims or causes of action asserted against them or any of them by third parties, or suffered or incurred by them or any of them, as a result of Tenant’s use of the Building risers REGARDLESS OF WHETHER OR NOT CAUSED OR ALLEGED TO BE CAUSED IN WHOLE OR IN PART BY THE NEGLIGENCE OF LANDLORD OR LANDLORD’S RELATED PARTIES, but not to the extent of any gross negligence or willful misconduct of Landlord or Landlord’s Related Parties.

VI

6.01

Condemnation.

If all or substantially all of the Leased Premises, or such portion of the Leased Premises or the Property as would render, in Landlord's reasonable judgment, the continuance of Tenant's business from the Leased Premises impracticable, shall be permanently taken or

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condemned for any public purpose, then Landlord shall give written notice thereof to Tenant within thirty (30) days from the date of such condemnation or taking, and this Lease shall terminate.  If less than substantially all of the Leased Premises, or less than such portion of the Property, shall be permanently taken or condemned for any public purpose, then Landlord shall have the option of terminating this Lease by written notice to Tenant within thirty (30) days from the date of such condemnation or taking.  If this Lease is terminated pursuant to this Section, this Lease shall expire on the date of transfer of possession of the Leased Premises, the Property, or any portion thereof.  In the event of a permanent taking or condemnation for public purpose of a portion of the Leased Premises, if this Lease is not terminated pursuant to this Section,  Tenant shall pay all Rent up to and including the date of transfer of possession of such portion of the Leased Premises so taken or condemned and this Lease shall terminate with respect to such portion of the Leased Premises on the date of transfer of possession of such portion of the Leased Premises.  Thereafter the Base Rental, Tenant’s Forecast Additional Rental and Tenant’s Additional Rental  shall be adjusted on a pro rata, square feet of Net Rentable Area, basis.  In the event of any permanent condemnation or taking contemplated by this Section, if this Lease is not terminated pursuant to this Section, Landlord shall promptly repair the Leased Premises or the Property, as the case may be, to Building Standard condition, or any other condition as Landlord may reasonably elect, so that the remaining portion of the Leased Premises or Property, as the case may be, shall constitute an architectural unit, fit for the intended use; provided, however, that Landlord's obligation to repair hereunder shall be limited to the extent of the net proceeds made available to Landlord for such repair from any such condemnation or taking and subject to the rights of Landlord's mortgagees.  In the event of any temporary taking or condemnation for any public purpose of the Leased Premises or any portion thereof, then this Lease shall continue in full force and effect except that Base Rental, Tenant’s Forecast Additional Rental and Tenant’s Additional Rental shall be adjusted on a pro rata, square foot of Net Rentable Area, basis for the period of time that the Leased Premises or such portion thereof are so taken and Landlord shall be under no obligation to make any repairs or alterations.  In the event of any condemnation or taking of the Leased Premises or any portion thereof, Tenant hereby assigns to Landlord the value of all or any portion of the unexpired term of the Lease and all leasehold improvements and Tenant may not assert a claim for a condemnation award therefor; provided, however, Tenant may pursue a separate attempt to recover an award or compensation against or from the condemning authority for (i) the value of any fixtures, furniture, furnishings, and other personal property which were condemned but which under the terms of this Lease Tenant is permitted to remove at the end of the term of this Lease, (ii) Tenant's relocation and moving expenses, and (iii) compensation for loss to Tenant's business; and provided, further, that Tenant's pursuit of such claim or award does not delay the delivery of or amount of any award to Landlord.

6.02

Damages from Certain Causes.

Landlord and Landlord’s Related Parties shall not be liable or responsible to Tenant or any of Tenant’s Associated Parties for any loss or damage to any property or injury or wrongful death to or of any person occasioned by theft, fire, flood, act of God, public enemy, terrorist attack, riot, strike, insurrection, trespasser, other tenants in the Building, war, requisition or order of governmental body or authority, court order or injunction, or any cause beyond Landlord’s control, or for any damage or inconvenience which may arise through repair, alteration, maintenance or improvement of any part of the Property, REGARDLESS OF WHETHER OR NOT CAUSED OR ALLEGED TO BE CAUSED IN WHOLE OR IN PART BY THE NEGLIGENCE OF LANDLORD OR LANDLORD’S RELATED PARTIES, except to the extent of any gross negligence or willful misconduct of  Landlord or anyone for whom Landlord may be responsible, and Tenant  hereby forever RELEASES Landlord from any and all liability therefor, except to the extent such loss, damage, injury or wrongful death arises from the intentional misconduct of the released party.

6.03

Casualty Clause.

(a)

In the event all or any portion of the Leased Premises or Property (excluding space in the Building leased or held for lease to others but specifically including, without limitation, On-Floor Common Areas, General Common Areas, and all structural

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components of the Building) is damaged by fire, earthquake, flood or other casualty, or by any other cause of any kind or nature (such damaged property being hereinafter referred to as the "Damaged Property"), and the Damaged Property can, in the opinion of Landlord's architect, be repaired within one-hundred eighty (180) calendar days from the date of issuance of Landlord's architect's opinion, then, this Lease shall not be terminated and Landlord shall proceed to rebuild or restore the Damaged Property to Building Standard condition, or to such other condition as Landlord may reasonably elect, subject to subsections (c) and (d) hereof, and subject to proceeds being made available to Landlord by Landlord's mortgagee.  Landlord shall cause its architect to issue such architect's opinion concerning such matter to Landlord and Tenant within thirty (30) days after Landlord learns of the occurrence of such damage.

(b)

In the event the Damaged Property cannot, in the opinion of Landlord's architect, be repaired within one-hundred eighty (180) days from the date of issuance of Landlord's architect's opinion, Landlord or Tenant, shall have the right (i) to terminate this Lease by notifying the other party of such termination within thirty (30) days after issuance of Landlord's architect's opinion, or (ii) to restore or rebuild the Damaged Property to Building Standard condition, or to such other condition as Landlord may reasonably elect, subject to subsection (d) hereof, and subject to proceeds being made available to Landlord by Landlord's mortgagees.

(c)

Notwithstanding the provisions of subsection (a) hereof, if at the time of any such damage, less than one (1) year remains in the term of this Lease, exclusive of any renewal options which have not been effectively exercised by Tenant prior to the occurrence of such damage, then Landlord, at Landlord's sole option, shall have the right to terminate this Lease.

(d)

In the event this Lease is not terminated as provided hereunder, (i) Landlord shall be obligated to rebuild or restore the Damaged Property only to the extent of the net insurance proceeds made available to Landlord for the purpose of rebuilding and restoration, (ii) if the Damaged Property is all or any portion of the Leased Premises, Landlord shall be obligated to rebuild or restore the Damaged Property only to Building Standard condition, except that Tenant shall have the right to require Landlord to rebuild or restore the Damaged Property substantially to the condition which existed immediately prior to such damage, provided that Tenant bears (and if Landlord so requires, Tenant pays to Landlord in advance Landlord’s estimate of) all costs and expenses, including without limitation, rentals that are lost due to extended construction time, in excess of the lesser of (A) any net insurance proceeds made available to Landlord for the purpose of rebuilding or restoration, or (B) the cost to Landlord of rebuilding and restoring the Damaged Property to Building Standard condition; and (iii) Tenant shall be entitled to a pro rata abatement of Rent during the period of time the Leased Premises, or any portion thereof, are untenantable due to such damage.  As used in this Lease, the term "Building Standard" shall mean such condition as Landlord shall in good faith select from time to time as standard for the Building, provided that the aggregate cost of labor and materials and other costs associated with such work for the Leased Premises does not exceed Thirty and 00/100 Dollars ($30.00) per square foot of the Damaged Property, or such greater amount (if any) per square foot of the Damaged Property as may be allocated to leasehold improvements in the Building on a per square foot basis, and paid to Landlord, under property insurance that Landlord is required to maintain under the terms of this Lease, reduced by prorata portion of commercially reasonable deductibles carried under such insurance.

(e)

In the event of any termination of this Lease under this Section, this Lease shall terminate on the date of such damage.

6.04

Casualty Insurance.

At all times during the term of this Lease, Landlord shall maintain insurance on the Property (excluding, at Landlord’s option, "Tenant's

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Work", any Tenant Alterations and any leasehold improvements which are not Building Standard) against loss or damage by fire or other insurable hazards and contingencies, all as desired by Landlord.  Such insurance may, at Landlord's option, include rental interruption insurance as desired by Landlord.  Such insurance shall be maintained with an insurance company authorized to do business in Texas, in amounts and with such deductibles as are desired by Landlord and payments for losses thereunder shall be made solely to Landlord, subject to rights of Landlord's mortgagees.  Tenant shall maintain at its expense so-called "all risk" property insurance, including damage due to flood (by way of endorsement or a separate flood insurance policy), on all its personal property, including removable trade fixtures, located in the Leased Premises and on Tenant's Work, all Tenant Alterations, and all other additions and improvements (including fixtures) made by Tenant and not required to be insured by Landlord above, on a full replacement value basis (subject to reasonable deductibles).  Tenant’s property insurance coverage may be under blanket insurance policies covering other properties of Tenant, provided that (1) any such blanket insurance policy shall specify therein, or the insurer under such policy shall certify to Landlord, any material sublimits in such blanket policy applicable to the Property, which amounts shall not be less than the amounts required pursuant to this Article VI, and  (2) any such blanket insurance policy shall comply in all respects with the other applicable provisions of this Article VI.

6.05

Liability Insurance.

At all times during the term of this Lease, Landlord and Tenant shall each maintain a policy or policies of commercial general liability insurance (or successor comparable form of coverage in the broadest form then reasonably available) with the premiums thereon fully paid on or before the due date.  Such insurance shall be written on an "occurrence" basis and shall include, without limitation, broad form contractual liability coverage, broad form property damage liability coverage, independent contractors’ coverage and personal injury coverage occasioned by any occurrence on or about the Property.  Such insurance shall afford minimum protection of not less than $1,000,000 combined single limit for bodily injury or property damage in any one occurrence and not less than $2,000,000 general aggregate for all occurrences, and in addition excess or umbrella liability insurance with limits of not less than $5,000,000 in excess of the primary underlying policy; provided, however, Tenant shall, however, carry such greater limits of liability coverage as Landlord may reasonably request from time to time so long as Landlord maintains similar limits of coverage.

6.06

Other Insurance.

At all times during the term of this Lease, Tenant shall maintain:  (i) workers' compensation insurance (including occupational disease coverage) if, and in such amounts as may be, required by Applicable Laws (provided, however, that in the event Applicable Laws do not require Tenant to maintain such insurance, Landlord may nevertheless require Tenant to maintain such insurance, by prior written notice to Tenant, in which event the amount of such insurance shall be as reasonably required by Landlord); (ii) employers' liability insurance with respect to all of Tenant's employees working at the Leased Premises, in the amount of at least $1,000,000 bodily injury each accident, $1,000,000 bodily injury by disease per employee, and $1,000,000 bodily injury by disease in the aggregate; (iii) business automobile liability insurance to cover all owned, hired and non-hired automobiles owned or operated by Tenant providing a minimum combined single limit of $1,000,000; and (iv) such other or additional amounts of insurance with respect to Tenant, the Leased Premises, Tenant's property or the business of Tenant operated at the Leased Premises as may be customary for entities or persons having properties or exposures similar to those owned or faced by Tenant, or as Landlord may otherwise reasonably require from time to time.

6.07

General Insurance Requirements; Evidence of Insurance.

Any insurance required of Tenant under this Article VI shall be written by insurers authorized to conduct business in Texas who are

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acceptable to Landlord or who have an A.M. Best Company rating of "A-" or better and financial size category of not less than VIII.  Tenant shall cause Landlord and Landlord’s Property manager and Property leasing agent, and such of Landlord’s Related Parties as Landlord may request, to be named as additional insureds on all policies maintained by Tenant under this Article VI, shall cause the underwriters of such policies to waive any and all rights of subrogation against Landlord and such other parties, and shall cause such policies to be endorsed to provide that Landlord shall be given at least thirty (30) days' prior written notice of any cancellation or modification of such policies.  If the annual premiums to be paid by Landlord on any insurance maintained by Landlord under this Article VI shall exceed the standard rates because of Tenant's operations within, or contents of, the Leased Premises or because the improvements to the Leased Premises are in excess of Building Standard, Tenant shall promptly pay the excess amount of the premium upon request by Landlord (and if necessary, Landlord may allocate the insurance costs of the Property to give effect to this sentence).  Tenant shall deliver to Landlord a duly executed certificate of insurance, reflecting Tenant's maintenance of the insurance required under this Article VI, at least fifteen (15) days prior to the Commencement Date, and at such other times as Landlord may request, and Tenant shall provide to Landlord a duly executed certificate reflecting renewal of such insurance at least fifteen (15) days prior to the expiration of any such insurance policy.

6.08

Hold Harmless.

To the fullest extent permitted by Applicable Laws, and subject as may be otherwise expressly provided in Section 6.09 or elsewhere in this Lease, Tenant will indemnify, defend with counsel reasonably selected by the indemnifying party, and hold Landlord and Landlord’s Related Parties harmless from and against (i) all claims, demands, liabilities, and actions (including reasonable attorneys' fees and expenses and other costs and expenses of defending against, settling, or otherwise dealing with such claims, demands, actions and liabilities) resulting or alleged to result from any breach, violation or non-performance by Tenant of any covenant or condition of this Lease (including any breach of Tenant’s obligation to secure and maintain insurance of Tenant’s own property and business), or any misrepresentation by Tenant in or in connection with this Lease, and (ii) all claims, demands, actions, damages, losses, costs, liabilities, expenses and judgments suffered, incurred or paid by, recovered from or asserted against Landlord or any of Landlord’s Related Parties on account of wrongful death, injury or damage to person or property to the extent that any such wrongful death, injury or damage may be incident to, arise out of, or be caused, either proximately or remotely, wholly or in part, by (x) an act or omission which constitutes gross negligence or willful misconduct on the part of Tenant or any of Tenant's Associated Parties- (y) the violation by Tenant or any of Tenant’s Associated Parties, of any Applicable Laws or of any of the Property Rules and Regulations described in Exhibit E to this Lease (as such Rules and Regulations may hereinafter be amended or supplemented from time to time) or (z) the construction, alteration, occupancy or use by Tenant, or any of Tenant’s Associated Parties, of the Leased Premises.

To the fullest extent permitted by Applicable Laws, and subject to any protections afforded to Landlord in Section 6.09 or elsewhere in  this Lease, Landlord will indemnify and hold Tenant, its affiliates, and their respective officers, directors, shareholders, agents, representatives, employees and personnel (individually and collectively the “Tenant Indemnified Parties”) defend with counsel reasonably selected by the indemnifying party, and hold Tenant and the Tenant Indemnified Parties harmless from and against (i) all claims, demands, liabilities, and actions (including reasonable attorneys' fees and expenses and other costs and expenses of defending against, settling, or otherwise dealing with such claims, demands, actions and liabilities) resulting or alleged to result from any breach, violation or non-performance by Landlord of any covenant or condition of this Lease, (ii) all claims, demands, actions, damages, losses, costs, liabilities, expenses and judgments suffered, incurred or paid by, recovered from or asserted against the Tenant Indemnified Parties on account of injury or damage to person or property to the extent that any such damage or injury was caused, either proximately or remotely by (a) an act or omission which constitutes gross negligence or willful misconduct on the part of Landlord, or (b) the violation by Landlord of any law, rule, regulation, ordinance or governmental order of any kind, and (iii) arising from any injury or damage occurring in the On-Floor Common Areas or General Common Areas of the Building to the extent resulting from the gross negligence or

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willful misconduct of Landlord or anyone for whom Landlord is legally responsible.

6.09

Waiver of Subrogation Rights.

Anything in this Lease to the contrary notwithstanding, Landlord and Tenant each hereby WAIVES any and all rights of recovery, claim, action or cause of action against the other, its partners and Affiliates, and its and their agents, servants, shareholders, officers, directors, managers, members, principals or employees, for any loss or damage that may occur to the Leased Premises, the Property, or any personal property or fixtures of such party therein or thereon, by reason of fire, the elements, or any other cause, in each case to the extent same is required to be insured against under the terms of the casualty insurance policies referred to in Section 6.04, or to the extent otherwise actually insured against under a casualty insurance policy maintained by the party suffering such loss or damage, REGARDLESS OF CAUSE OR ORIGIN, INCLUDING NEGLIGENCE, BUT EXCLUDING WILLFUL MISCONDUCT, OF THE OTHER PARTY HERETO, ITS PARTNERS OR AFFILIATES, OR ITS OR THEIR AGENTS, SERVANTS, OFFICERS, SHAREHOLDERS, DIRECTORS, MANAGERS, MEMBERS, PRINCIPALS OR EMPLOYEES, AND COVENANTS THAT NO INSURER SHALL HOLD ANY RIGHT OF SUBROGATION AGAINST SUCH OTHER PARTY.  The foregoing waiver shall not be applicable to commercially reasonable insurance deductibles, nor shall it be applicable to the extent to which such waiver requires consent or endorsement on the part of any insurer and such consent or endorsement is not obtained.  Each party agrees to use reasonable efforts to obtain from its insurer any consent or endorsement which is necessary to give effect to the foregoing waiver of subrogation.

VII

7.01

Default and Remedies.

(a)

The occurrence of any of the following shall constitute an event of default under this Lease:

(1)

Any monthly installment of Rent, or any other sum of money payable by Tenant under this Lease is not paid within five (5) days of the date due; notwithstanding anything to the contrary herein, no more than twice in any twelve (12) month period, Tenant shall be given an additional grace period of five (5) days after the due date before Tenant shall be in default, however late fees shall still apply from the first of the month;

(2)

The Leased Premises are deserted or vacated for more than thirty (30) days and Tenant does not pay Rent;

(3)

Tenant's interest in this Lease or the Leased Premises, or any personal property or fixtures of Tenant in the Leased Premises, shall be subjected to any attachment, levy, or sale pursuant to any order or decree entered against Tenant in any legal proceeding and such order or decree shall not be vacated within fifteen (15) days of entry thereof;

(4)

There shall occur any breach of Section 8.02 or 9.01 of this Lease;

(5)

Tenant breaches or fails to comply with any term, provision, condition, or covenant of this Lease, other than as described in Section 7.01(a)(1) or elsewhere in this Section 7.01(a), or with any of the Rules and Regulations now or hereafter established to govern the operation of the Building, Parking Facilities, or other portion of the Property;

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(6)

There shall occur an event of default on the part of Tenant (or any Affiliate of Tenant) under any other lease between Landlord (or any Affiliate of Landlord) and Tenant (or any Affiliate of Tenant) covering space in the Property;

(7)

Any guarantor of any obligations of Tenant under this Lease ("Guarantor") breaches or fails to comply with any term, provision, condition or covenant of any guaranty or other instrument or agreement guaranteeing all or any portion of any obligations of Tenant under this Lease ("Guaranty"), or there shall occur an event of default under any Guaranty;

(8)

Tenant or any Guarantor shall file a petition under any section or chapter of the Bankruptcy Code or under any similar law or statute of the United State or any State thereof, or Tenant or any Guarantor shall be adjudged bankrupt or insolvent in proceedings filed against Tenant or any Guarantor thereunder, or a petition or answer proposing the adjudication of Tenant or any Guarantor as a bankrupt or its reorganization under any present or future federal or state bankruptcy or similar law shall be filed in any court and such petition or answer shall not be discharged or denied within thirty (30) days after the filing thereof;

(9)

A receiver or trustee shall be appointed for all or substantially all of the assets of Tenant or any Guarantor, or for Tenant's interest in the Leased Premises or any of Tenant's property located therein, in any proceeding brought by Tenant or any Guarantor, or any such receiver or trustee shall be appointed in any proceeding brought against Tenant or any Guarantor and shall not be discharged within thirty (30) days after such appointment or Tenant or such Guarantor shall consent to or acquiesce in such appointment; or

(10)

If Tenant is an entity, Tenant shall cease to exist as an entity in good standing in its state of organization, or shall cease to be qualified to do business in Texas, or shall be dissolved or liquidated.

(b)

Upon the occurrence of any event of default and (i) if the event of default described in Section 7.01(a)(1) is not cured within five (5) days after written notice to Tenant from Landlord of such event of default, (ii) if the event of default described in Sections 7.01(a)(5), or (a)(10) is not cured within thirty (30) days after written notice to Tenant from Landlord of such event of default, unless Tenant commences during such thirty (30) day period, and thereafter continues to diligently pursue a cure to such default and the default cannot be cured within said thirty (30) day period, Tenant shall have such additional period of time as may be reasonably necessary, up to but not exceeding an additional thirty (30) days to cure the default, or (iii) if any other event of default is not cured immediately, without any notice or requirement of notice from Landlord, Landlord shall have the option to do and perform any one or more of the following in addition to, and not in limitation of, any other remedy or right provided it by law, equity, this Lease, any Guaranty, or any other document:

(1)

Terminate this Lease by giving notice thereof to Tenant in which event Tenant shall immediately vacate and deliver possession of the Leased Premises to Landlord and if Tenant fails to do so Landlord may, without prejudice to any other remedy which it may have for possession or arrearages in Rent or other sums owed under this Lease enter upon and take possession of the Leased Premises and expel or remove Tenant and any other person who may be occupying the Leased Premises, or any part thereof, by force, if necessary, without being liable for prosecution or any claim of damages therefor, and Tenant hereby agrees to pay to Landlord on demand the amount of all loss and damage which Landlord may suffer by reason of such termination, whether through inability to relet the Leased Premises on satisfactory terms or otherwise, including (i) all reasonable expenses necessary to relet the Leased Premises which shall include the cost of renovating, repairing and altering the Leased Premises for a new tenant or

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tenants, advertisements and brokerage fees and (ii) any increase in insurance premiums caused by the vacancy of the Leased Premises.  If such termination is caused by the failure to pay any Rent or other sums owed under this Lease, Landlord may elect, by sending notice thereof to Tenant, to receive as liquidated damages, and not as a penalty, an amount equal to the Rent payable hereunder for the month during which the Lease is terminated times the lesser of (x) twelve (12), or (y) the whole number of months which, but for such termination, would have remained in the term of this Lease, which shall be in lieu of the payment of loss and damage Landlord may suffer by reason of such termination as provided in the preceding sentence (it being agreed that the exact amount of such loss or damage would be difficult to ascertain and that said liquidated damages amount is a reasonable forecast of Landlord's loss or damage in such event) but which shall not be in lieu of or reduce in any way any amount (including accrued Rent) or damages due to breach of covenant (whether or not liquidated) payable by Tenant to Landlord which accrued prior to the termination of this Lease.  Nothing contained in this Lease shall limit or prejudice the right of Landlord to prove for and obtain in proceedings for bankruptcy or insolvency by reason of the termination of this Lease, an amount equal to the maximum allowed by any statute or rule of law in effect at the time when, and governing the proceedings in which, the damages are to be proved, whether or not the amount be greater, equal to, or less than the amount of the loss or damages referred to above.

(2)

Enter upon and take possession of the Leased Premises and expel or remove Tenant or any other person who may be occupying the Leased Premises, or any part thereof, by force, if necessary, without having any civil or criminal liability therefor and, without terminating this Lease, Landlord may (but shall be under no obligation to, Tenant hereby WAIVING any such obligation on the part of Landlord) relet the Leased Premises or any part thereof for the account of Tenant, in the name of Tenant or Landlord or otherwise, without notice to Tenant for such term or terms (which may be greater or less than the period which would otherwise have constituted the balance of the term of this Lease) and on such conditions (which may include concessions or free rent) and for such uses as Landlord in its sole and absolute discretion may determine and Landlord may collect and receive any rents payable by reason of such reletting; and Tenant agrees to pay Landlord on demand all reasonable expenses necessary to relet the Leased Premises which shall include the costs of renovating, repairing and altering the Leased Premises for a new tenant or tenants, advertisements and brokerage fees, and Tenant further agrees to pay Landlord on demand any deficiency that may arise by reason of such reletting.  Landlord shall not be responsible or liable for any failure to relet the Leased Premises or any part thereof or for any failure to collect any rent due upon any such reletting.  No such re-entry or taking of possession of the Leased Premises by Landlord shall be construed as an election on Landlord's part to terminate this Lease unless a notice of such termination is given to Tenant pursuant to Section 7.01(b) (1) above.

(3)

Enter upon the Leased Premises by force if necessary without having any civil or criminal liability therefor, and do whatever Tenant is obligated to do under the terms of this Lease and Tenant agrees to reimburse Landlord on demand for any expenses which Landlord may incur in thus effecting compliance with Tenant's obligations under this Lease, and Tenant further agrees that Landlord and Landlord’s Related Parties shall not be liable for any damages resulting to Tenant or any of Tenant’s Associated Parties from such action (Tenant hereby WAIVING any claim against Landlord and Landlord’s Related Parties therefor), EVEN IF CAUSED OR ALLEGED TO BE CAUSED IN WHOLE OR IN PART BY THE NEGLIGENCE OF LANDLORD OR LANDLORD’S RELATED PARTIES, (provided, however, that the preceding provisions of this sentence shall not be construed to release any person or entity from liability for his, her or its gross negligence of willful misconduct).

(4)

No repossession of or re-entering on the Leased Premises or any part thereof pursuant to this Section and no reletting

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of the Leased Premises or any part thereof pursuant to this Section shall relieve Tenant or any Guarantor of its liabilities and obligations hereunder, all of which survive such repossession or re-entering.

(5)

Landlord shall have the right and option, upon the occurrence of an event of default hereunder, to change the locks and other security devices within or about the Leased Premises without notice to Tenant.  Landlord shall have no obligation to provide Tenant access to the Leased Premises subsequent thereto or provide Tenant keys therefor or to post any notices of any kind on the door to the Leased Premises.  The provisions hereof shall supersede any conflicting provisions of the Texas Property Code, including without limitation the provisions of Section 93.002 thereof

(6)

No right or remedy herein conferred upon or reserved to Landlord is intended to be exclusive of any other right or remedy, and each and every right and remedy shall be cumulative and in addition to any other right or remedy given hereunder or now or hereafter existing at law or in equity.  In addition to other remedies provided in this Lease, Landlord shall be entitled, to the extent permitted by Applicable Laws, to injunctive relief in case of the violation, or attempted or threatened violation, of any of the covenants, conditions or provisions of this Lease, or to a decree compelling performance of any of the covenants, conditions or provisions of this Lease, or to any other remedy allowed to Landlord at law or in equity.

Notwithstanding the preceding provisions of this Section: (i) Tenant shall not be entitled to receive, nor shall Landlord be obligated to furnish, any notice or opportunity to cure provided for in the preceding provisions of this Section with respect to an event of default, and Landlord may proceed to exercise any or all of its rights and remedies in respect of such event of default without furnishing any notice or opportunity to cure, if the same or similar type of event of default shall have occurred two (2) or more times during the immediately preceding twelve (12) month period; and (ii) if the event of default is one described in Section 7.01(a)(5) and such event of default consists of, or causes or involves, annoyance or disturbance of, or interference with, any other tenant's or occupant's, or Landlord's, use or enjoyment of space in the Building leased or occupied by such other tenant or occupant, or Landlord, or the Parking Facilities, or other portions of the Property, then the period of Tenant's opportunity to cure shall be reduced from thirty (30) days to such lesser period of any length as Landlord in its sole and absolute discretion shall deem to be the minimum appropriate amount of time to cure such event of default, as specified by Landlord in such notice but in no event less than fifteen (15) days (after the first two breaches of a Section of this Lease only, the cure period as to any subsequent breach of such Section being of such length as Landlord may elect in its sole and absolute discretion and specified by Landlord in such notice).

(c)

In connection with the exercise by Landlord of its rights and remedies in respect of any event of default on the part of Tenant, to the extent (but no further) that Landlord is required by applicable Texas law to mitigate damages, or to use efforts to do so, and such requirement cannot be lawfully and effectively waived (it being the intention of Landlord and Tenant that such requirements be and are hereby WAIVED to the maximum extent permitted by Applicable Laws), Tenant agrees in favor of Landlord that Landlord shall not be deemed to have failed to mitigate damages, or to have used the efforts required by law to do so, because:

(1)

Landlord leases other space in the Building, which is vacant prior to re-letting the Leased Premises;

(2)

Landlord refuses to relet the Leased Premises to any partner of Tenant, or any Affiliate of Tenant or of any such partner, or any shareholder, member, owner, or principal of any of the foregoing (as used in this Lease, "Affiliate" as to any  person or entity shall mean and refer to any person or entity controlling, under common

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control with, or controlled by, whether directly or indirectly, the person or entity in question);

(3)

Landlord refuses to relet the Leased Premises to any person or entity whose creditworthiness Landlord in good faith deems unacceptable;

(4)

 Landlord refuses to relet the Leased Premises to any person or entity because the use proposed to be made of the Leased Premises by such prospective tenant is for a use which is not permitted under Section 1.03, or is otherwise not consistent with that of other tenants in the Building, or because such use is one which would, in the good faith opinion of Landlord, impose unreasonable or excessive demands upon the Building systems, equipment or facilities, or the Parking Facilities;

(5)

Landlord refuses to relet the Leased Premises to any person or entity, or any Affiliate of such person or entity, who has been engaged in litigation with, or who has threatened litigation against, Landlord or any of Landlord’s Related Parties, or whom Landlord in good faith deems to be unreasonably or excessively litigious;

(6)

Landlord refuses to relet the Leased Premises because the tenant or the terms and provisions of the proposed lease are not approved by the holders of any liens or security interests in the Property or any part thereof, or would cause Landlord to breach or be in default of, or to be unable to perform any of its covenants under, any agreements between Landlord and any third party;

(7)

Landlord refuses to relet the Leased Premises because the proposed tenant is unwilling to execute and deliver Landlord’s standard lease form without reasonable (in the sole opinion of Landlord) tenant-oriented modifications or such tenant requires Landlord to perform or pay for improvements to the Leased Premises at Landlord’s cost and expense; or

(8)

Landlord refuses to relet the Leased Premises to a person or entity whose character or reputation, or the nature of whose business, Landlord in good faith deems unacceptable;

and it is further agreed that each and all of the grounds for refusal set forth in clauses (1) through (8), both inclusive, of this sentence are reasonable grounds for Landlord's refusal to relet the Leased Premises, or (as to all other provisions of this Lease) for Landlord's refusal to issue any approval, or take any other action, of any nature whatsoever under this Lease.

In the event the waiver set forth in the preceding sentence shall be ineffective, Tenant further agrees in favor of Landlord, to the maximum extent to which it may lawfully and effectively do so, that the following efforts to mitigate damages if made by Landlord (and without obligating Landlord to render such efforts) shall be conclusively deemed reasonable, and that Landlord shall be conclusively deemed to have used the efforts to mitigate damages required by Applicable Laws if:  Landlord places the Leased Premises on its inventory of available space in the Building; Landlord makes such inventory available to brokers who request same; and Landlord shows the Leased Premises to prospective tenants (or their brokers) who request to see it.

7.02

Lien for Rent.

Tenant hereby grants to Landlord a security interest in and to all of Tenant's furniture, fixtures, equipment, inventory, goods, and other personal property of any kind (whether now owned or hereafter acquired) now or hereafter located within the Leased Premises, with the

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exception of any furniture, fixtures or equipment upon which Tenant already has a third party lien, and all proceeds thereof (such contractual security interest being in addition to and cumulative of any other lien granted Landlord by law or otherwise).  All lawful exemptions as to such property are hereby WAIVED by Tenant to the maximum extent to which it may lawfully and effectively do so.  Landlord shall have all of the rights of a secured party under the Texas Business and Commerce Code, as the same may be amended from time to time.  Upon the occurrence of an event of default hereunder, Landlord may, in addition to any other remedies provided herein, enter upon the Leased Premises and take possession of any and all such furniture, fixtures, equipment, inventory, goods, and other personal property situated on the Leased Premises, without liability for trespass or conversion (Tenant hereby WAIVING any right to notice or hearing prior to such taking of possession by Landlord), foreclose the security interest hereby granted and sell the same at public or private sale, with or without having such property at the sale, after giving Tenant reasonable notice of the time and place of any public sale or of the time after which any private sale is to be made, at which sale Landlord may purchase unless otherwise prohibited by law.  Unless otherwise provided by law, and without intending to exclude any other manner of giving Tenant reasonable notice, the requirement of reasonable notice shall be met if such notice is given in the manner prescribed in this Lease at least five (5) days before the date of sale.  Any sale made pursuant to the provision of this Section shall be deemed to have been a public sale conducted in a commercially reasonable manner if held in the Leased Premises after the time, place and method of sale and a general description of the types of property to be sold have been advertised in a daily newspaper published in the county where the Property is located for five (5) consecutive days prior to the date of sale.  The proceeds from any such disposition, less any and all expenses connected with the taking of possession, holding and selling of the property (including reasonable attorneys' fees and other expenses) shall be applied as a credit against the indebtedness secured by the security interest granted in this Section.  Any surplus shall be paid to Tenant or as otherwise required by law; and Tenant shall pay to Landlord any deficiency upon demand.  This Lease constitutes a security agreement, and Landlord may file this Lease as a financing statement.  In addition, Tenant agrees that Landlord shall have the right to execute and record from time to time one or more separate financing statements covering the property of Tenant described herein in order to perfect the security interest granted hereby, without joinder by Tenant.

Notwithstanding anything to the contrary herein, all contractual and statutory liens asserted by Landlord shall be automatically subordinate to any bona fide purchase money security interest held by a third party vendor or lender in the ordinary course of Tenant’s business, and, upon written request of Tenant, provided that Tenant is not in default hereunder, Landlord agrees to subordinate its contractual lien and statutory Landlord lien to the lien of any other third party vendor, landlord  or lender and in connection therewith agrees to execute such instrument to evidence such subordination as may be reasonable requested by such third party vender, landlord or lender, subject to the approval by Landlord of the form thereof, which approval shall not be unreasonably withheld or delayed.

7.03

Late Payments.

In the event any installment of Base Rental or Tenant's Forecast Additional Rental, or any Tenant's Additional Rental Adjustment or any other charge owed by Tenant hereunder is not paid when due, Tenant shall pay upon written demand as a late charge an amount equal to five percent (5%) of the amount due.  In addition, all past due Rent and other sums of any kind or nature owing by Tenant under this Lease shall bear interest from the date due until paid at a rate (the “Past Due Rate”) equal to eighteen percent (18%) per annum, or such lesser rate as is provided for in the following sentence.  Notwithstanding the foregoing, however, in no event shall the aggregate of all interest, and all sums (howsoever denominated) which are deemed to constitute interest for purposes of applicable usury laws, which are paid, received, charged or contracted for under this Lease ever exceed, on a per annum basis, the highest per annum rate of interest permitted by Applicable Laws (the "Highest Lawful Rate").  In the event that, and for so long as, the Highest Lawful Rate shall be determined by Applicable Laws of the State of Texas, then it shall be determined by reference to the indicated (weekly) rate ceiling, as defined in Chapter 303 of the Texas Finance Code (or any successor

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statute) as amended, in effect from time to time, where permitted by such laws.  Should Tenant make a partial payment of past due amounts, the amount of such partial payment shall be applied to reduce the obligations of Tenant, in such order and manner as Landlord may elect, in its sole and absolute discretion.

7.04

Attorney's Fees.

Tenant agrees to pay to Landlord upon demand all reasonable attorneys' fees and expenses of Landlord's legal counsel incurred in connection with or as a result of any event of default by Tenant under this Lease, or the enforcement of this Lease against Tenant.  In addition, in the event of any suit, litigation or proceeding brought against Landlord by Tenant, or vice versa, in connection with this Lease, then the prevailing party shall recover such party’s reasonable attorneys’ fees and expenses of legal counsel incurred in connection with such suit, litigation or proceeding.

7.05

No Waiver of Rights.

No failure of either party hereto  to exercise, or delay in exercising, any right or power given it herein, or failure by either party to insist, or delay in insisting, upon strict compliance by the other party  of or with any obligation imposed on it herein, and no custom or practice of either party hereto at variance with any term hereof, shall constitute a waiver or a modification of the terms hereof by such party or any right it has herein to demand strict compliance with the terms hereof by the other party.  No waiver of any right or any event of default by Landlord or Tenant on one occasion shall operate as a waiver of any of such party’s other rights or of any subsequent event of default by such party.  No express waiver shall affect any condition, covenant, term, provision, rule, or regulation other than the one specified in such waiver and then only for the time and in the manner specified in such waiver.  No person has or shall have any authority to waive any provision of this Lease unless such waiver is expressly made in writing and signed by an authorized officer of such party.

7.06

Holding Over.

In the event of any holding over by Tenant after the expiration or earlier termination of this Lease without the consent of Landlord, Tenant shall pay as liquidated damages, and not as a penalty solely for such holding over, one hundred fifty (150) percent of the Rent (including all Base Rental, Tenant's Forecast Additional Rental and Tenant's Additional Rental Adjustment) as would have been payable if this Lease had not so terminated or expired for the entire hold over period (it being agreed that Landlord's actual damages in such event will be difficult to ascertain, and that the foregoing amount is a reasonable forecast of Landlord's actual damages in such event). No holding over by Tenant after the term of this Lease shall be construed to extend this Lease. In the event of any unauthorized holding over, Tenant shall indemnify, defend with counsel selected by the indemnified party, and hold harmless Landlord and Landlord’s Related Parties from and against (i) all claims for damages, and all other claims, demands, actions and causes of action of any kind or nature whatsoever, by any other tenant to whom Landlord shall have leased all or part of the Leased Premises effective upon or after the expiration or earlier termination of this Lease, and (ii) all losses, costs and expenses (including consequential damages suffered by Landlord due to the loss of any other tenant or prospective tenant) suffered by Landlord or any of Landlord’s Related Parties as a result of any unauthorized holdover.  Any holding over with the express consent of Landlord shall constitute this Lease to be a lease from month to month at a Base Rental, Tenant's Forecast Additional Rental, Tenant's Additional Rental Adjustment, and all other sums required to be paid by Tenant prior to the expiration or earlier termination of this Lease, as may be determined by Landlord in its sole and absolute discretion.

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7.07

DTPA Inapplicable.

It is the intent of Landlord and Tenant that the provisions of the Texas Deceptive Trade Practices-Consumer Protection Act, Subchapter E of Chapter 17 of the Texas Business and Commerce Code (the “DTPA”) be inapplicable to this Lease and the transactions contemplated hereby.  Accordingly, Tenant hereby acknowledges, represents and warrants as follows:

(i) the total consideration paid or to be paid by Tenant over the term of this Lease exceeds $500,000.00;

(ii) in negotiating this Lease, Tenant is represented by legal counsel of its own choice and designation;

(iii) Tenant’s counsel was not directly or indirectly identified, suggested or selected by Landlord or an agent of Landlord; and

(iv) Tenant is leasing the Leased Premises for business or commercial purposes, and not for use as Tenant’s residence.

VIII

8.01

Landlord’s Mortgagees.

Tenant acknowledges that the Property, this Lease and the Rent payable hereunder may be mortgaged or pledged by Landlord from time to time to one or more lenders as security for one or more loans or other extensions for credit by such lender or lenders, and Tenant agrees that the provisions of this Lease which are intended to benefit Landlord's mortgagees shall benefit all such lenders.

8.02

Subordination.

Tenant agrees that the rights of Tenant under this Lease are subject and subordinate to, and within five (5) business days after the request of Landlord from time to time, Tenant will confirm the subordination of this Lease to, each ground lease now or hereafter covering all or any part of the Land and each mortgage or deed of trust which may now or hereafter encumber the Property, as well as to all renewals, modifications, consolidations, replacements and extensions thereof, by executing and delivering to Landlord a written subordination agreement in form as required by the lessor under any such ground lease or the holder of any such mortgage or deed of trust, provided, however, that Tenant’s subordination to the interests of the holders of mortgages, deeds of trust or ground leases which do not now encumber the Property, but which encumber the Property in the future, shall be subject to the execution by such holder and Tenant of an SNDA (hereinafter defined) in such form as such holder may require, but containing the agreement of such holder not to disturb the Tenant’s possession of the Leased Premises after enforcement of such mortgage, deed of trust or ground lease during the term of this Lease, provided that no default on the part of Tenant shall have theretofore occurred or shall thereafter occur under this Lease , and containing such other agreements and certifications on the part of Tenant as such lessor or holder may require.  Tenant expressly recognizes and agrees that (i) the holder of any such mortgage or deed of trust may sell the Property, and the lessor under any such ground lease may terminate such lease or the ground lessee's right of possession thereunder, in the manner provided for by law in, or in connection with, such instrument, and (ii) such sale or other action may be made subject to this Lease. In the event of the enforcement by the lessor under any such ground lease or the holder of any such mortgage or deed of trust of the remedies provided for by law or by such ground lease, mortgage or deed of trust, Tenant will, upon request of said lessor or holder, or any person or party succeeding to the interest of said holder as a result of such enforcement, automatically become tenant of said lessor or holder, or successor in interest, without change in the terms or provisions of this Lease; provided, however, that said lessor, holder or successor in interest, shall not be (1) bound by any payment of Rent for more than one month in advance except prepayments in the nature of security for the performance

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by Tenant of its obligations under this Lease which are actually delivered by Landlord to such lessor, holder or successor in interest, (2) bound by any amendment or modification of this Lease made without the written consent of such lessor, holder or successor in interest if such lessor, holder or successor in interest had previously notified Tenant in writing of its interest, (3) liable for, or subject to, any offsets or defenses which Tenant may have by reason of any act or omission of Landlord as the prior lessor under this Lease, nor for any return of the Security Deposit or any advance rentals paid by Tenant to Landlord, except to the extent to which such sums are actually delivered by Landlord to said lessor, holder or successor in interest, (4) personally liable under the Lease, such lessor’s or holder’s liability thereunder being limited to its then interest, if any, in the Property, or (5) bound by any provision in the Lease which obligates Landlord to make any improvements to the Leased Premises or Property, or to pay any sums to or reimburse Tenant in respect of improvements made or to be made to the Leased Premises, or to repair, rebuild or restore any improvements following any casualty or taking in or under threat of eminent domain, or to apply proceeds of casualty insurance or eminent domain awards other than as provided in the ground lease or deed of trust, as applicable, which shall govern over any conflicting provision hereof with respect thereto.  Upon request by any such lessor, holder or successor in interest, Tenant shall execute and deliver an instrument or instruments in such form as said lessor, holder or successor in interest may require, confirming the attornment herein provided for, and containing such other certifications and agreements as said lessor, holder or successor in interest may require, .   Landlord agrees to use commercially reasonable efforts to obtain (and Tenant agrees to sign upon request of Landlord, if so obtained by Landlord) a Subordination, Nondisturbance and Attornment Agreement in such other form as may then be required by such mortgagee (“SNDA”), from each mortgagee holding a mortgage or deed of trust affecting the Property or any portion thereof (i) within sixty (60) days from the date of this Lease, as to existing mortgagees, or (ii) at or before the execution by Landlord or its successor of such mortgage or deed of trust, as to future mortgagees, but Tenant acknowledges that Landlord cannot and does not guarantee Tenant that Landlord can succeed in obtaining any such SNDA, nor shall Landlord’s rights or Tenant’s obligations under this Lease be affected by any failure of Landlord to succeed in obtaining any such SNDA.

8.03

Cure Rights for Landlord Default.

Notwithstanding anything contained in this Lease to the contrary, in the event that there shall occur any default by Landlord in performing its covenants or obligations hereunder which would give Tenant any right to terminate this Lease, or any other right under this Lease or Applicable Laws, Tenant shall not exercise such right unless and until (a) Tenant gives written notice of such default (which notice shall specify the default in reasonable detail) to Landlord, and each lessor under any such ground lease and holder of any such mortgage or deed of trust who has theretofore notified Tenant in writing of its interest and an address to which notices are to be sent, and (b) Landlord and said lessors and holders fail to commence action to cure said default within thirty (30) days from the giving of such notice by Tenant, or having timely commenced such action, fail to prosecute such efforts to completion with reasonable diligence thereafter. The provisions of Section 10.01 shall govern the manner and effective date of any notice to be given by Tenant to any such parties.  Tenant's sole remedy for any such default shall be an action against Landlord for damages, and Tenant hereby WAIVES, to the maximum extent allowed by law, the benefits of any Applicable Laws granting Tenant a lien upon property of Landlord, or upon Rent due Landlord.

8.04

Estoppel Certificate or Three-Party Agreement.

At the request of Landlord from time to time, Tenant will execute an estoppel certificate in such form, certifying to such facts (if true), and containing such agreements and acknowledgments, as may be required by (and which certificate may be relied upon by) any holder or proposed holder of any existing or future mortgage or deed of trust on the Property or any purchaser or proposed purchaser of the Property, or Landlord, in each case in such holder’s, purchaser’s or Landlord’s sole and absolute discretion.  Without limiting the generality of the foregoing, such estoppel certificate may require Tenant to certify (a) that this Lease is in full force and effect and

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unmodified (or if there have been modifications, that the same is in full force and effect as modified and stating the modifications), (b) as to the Commencement Date and the date through which Base Rental, Tenant’s Forecast Additional Rental and Additional Rental have been paid, (c) that Tenant has accepted possession of the Leased Premises and that any improvements required by the terms of this Lease to be made by Landlord have been completed to the satisfaction of Tenant, (d) that no Rent under this Lease has been paid more than thirty (30) days in advance of its due date, (e) that the address for notices to be sent to Tenant is as set forth in this Lease (or has been changed by notice duly given and is as set forth in the certificate), (f) that Tenant, as of the date of such certificate, to Tenant’s knowledge, has no charge, lien, or claim of offset under this Lease or otherwise against Rent or other charges due or to become due hereunder, (g) that to Tenant’s knowledge, Landlord is not then in default under this Lease, (h) that there are no renewal or extension options, purchase options, rights of first refusal, rights of first offer or the like in favor of Tenant except as set forth in this Lease and (i) as to such other matters as may be requested.  In the event Tenant fails to execute and deliver the same within five (5) business days after request therefor, Landlord shall have the right (and Tenant hereby empowers Landlord) to execute and deliver such certificate for and on behalf of and as the binding act of Tenant, which right shall be in addition to all other rights of Landlord for an event of default by Tenant under this Lease.

IX

9.01

Sublease or Assignment by Tenant.

(a)

Tenant shall not, without Landlord's prior written consent, such consent of assignment or sublease not to be unreasonably withheld or delayed: (i) assign, convey, mortgage, encumber, or otherwise transfer (whether voluntarily, by operation of law, or otherwise) this Lease or any interest of Tenant hereunder; (ii) allow any lien to be placed upon the Leased Premises, this Lease or any interest of Tenant hereunder; (iii) sublet the Leased Premises or any part thereof; or (iv) permit the use or occupancy of the Leased Premises or any part thereof by anyone other than Tenant. Any attempt to consummate any of the foregoing without Landlord's consent shall be of no force or effect. For purposes hereof, the transfer of the ownership or voting rights in a controlling interest of the voting stock of Tenant (if Tenant is a corporation), or the transfer of a majority of the membership interests in Tenant (if Tenant is a limited liability company), or the transfer of a general partnership interest or a majority of the limited partnership interest in Tenant (if Tenant is a partnership), at any time throughout the term of this Lease, shall be deemed to be an assignment of this Lease.

(b)

Notwithstanding anything herein to the contrary, if at any time or from time to time during the term of this Lease Tenant desires to sublet all or any portion of the Leased Premises or assign Tenant's interest in this Lease, Tenant shall notify Landlord in writing (hereinafter referred to in this Section, as the "Notice") of the terms of the proposed subletting or assignment, the identity of the proposed sublessee or assignee, the area proposed to be sublet or covered by the assignment (hereinafter referred to as "Sublet Space"), and such other information as Landlord may reasonably request to evaluate Tenant's request to sublet or assign.  In addition to (and without limiting or being limited by) the other restrictions on Tenant’s assignment or subletting in this Lease, in no event shall Tenant sublease or assign to a Prospective Tenant (hereinafter defined).  As used herein, "Prospective Tenant" shall mean at any time any person or entity who or which (either directly or by and through his, her or its broker, agent or representative) has expressed interest in leasing space in the Building as evidenced by a proposal issued by Landlord to such Prospective Tenant, then or at any time within the preceding six (6) months.  The Notice shall be accompanied by a $500.00 payment to Landlord as an administrative fee for Landlord's consideration of Tenant's request, which payment shall be nonrefundable to Tenant under all circumstances, and regardless of whether or not Landlord grants the requested consent.  Landlord shall then have the option to,

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with written notice to Tenant (i) sublet the Sublet Space from Tenant as provided in subsection (c) hereof at the same Base Rental and Tenant's Additional Rental as Tenant is required to pay to Landlord under this Lease for the Sublet Space, or (ii) terminate this Lease as to the Sublet Space as provided in subsection (d) hereof, or (iii) conditionally allow the proposed sublease or assignment subject to the review and approval provided in subsection (c) hereof.  Landlord’s option to sublet, to terminate, or to conditionally allow the proposed sublease or assignment subject to such review and approval, as the case may be, shall be exercised by Landlord by written notice to Tenant within a period of thirty (30) calendar days after Landlord’s receipt of a complete and accurate Notice with respect thereto and the required administrative fee, and any failure by Landlord to exercise any of such options within thirty (30)  days of the receipt of such Notice shall be deemed to constitute consent by Landlord to the sublease as proposed by Tenant.

(c)

In the event Landlord exercises the option to sublet the Sublet Space as set forth above, the term of the subletting from Tenant to Landlord shall be the term set forth in the Notice (which shall not be longer than the then current term of this Lease unless Landlord expressly agrees in writing that any extension or renewal option contained in this Lease will apply to such Sublet Space) and shall be on such terms and conditions as are contained in this Lease to the extent applicable, except that Landlord shall have the right to further sublet the Sublet Space freely and without any consent or approval from Tenant and upon such terms and for such rent as Landlord shall agree upon in its sole and absolute discretion.

(d)

If Landlord elects to terminate this Lease as set forth above, Tenant shall have a period of ten (10) days to withdraw the Notice, with written notice to Landlord, in which event the Lease shall be deemed not have terminated.  If Tenant does not timely withdraw the Notice, then this Lease shall terminate as to the Sublet Space on the date set forth in Landlord's notice to Tenant, which date shall be no less than thirty (30) days and no more than ninety (90) days after the date of such notice. If the Sublet Space does not constitute the entire Leased Premises and Landlord exercises its option to terminate this Lease with respect to the Sublet Space, as to that portion of the Leased Premises which is not part of the Sublet Space, this Lease shall remain in full force and effect except that Rent shall be calculated on the difference between the Net Rentable Area of the Leased Premises prior to such termination and the Net Rentable Area of the Sublet Space.

(e)

If Landlord elects or is deemed to have elected to conditionally allow the proposed sublease or assignment subject to Landlord’s review, then within twenty (20) days after Tenant’s receipt of Landlord’s notice of election (or the expiration of said fifteen (15) days period if no notice of Landlord’s election is received by Tenant during such period), Tenant shall deliver to Landlord (1) a copy of the proposed sublease or assignment agreement which agreement provides for the assumption of all (or in the case of a sublease, the appropriate portion of) Tenant’s obligations under this Lease, (2) recent financial statements (including the most recent available annual and quarterly income statements and balance sheets) for the proposed sublessee or assignee, and (3) reasonably detailed information concerning the business, character, reputation and creditworthiness of the proposed sublessee or assignee and its principals (and any additional information concerning such matters and available to Tenant as may be requested by Landlord, within 15 days after Tenant delivers to Landlord the foregoing agreements, statements and information, such additional information to be furnished to Landlord within 5 days after request) as shall be sufficient to allow Landlord to form a judgment with respect thereto.  If Landlord approves any proposed sublease or assignment, Landlord shall receive from Tenant fifty percent (50%) of any rents or other sums received by Tenant pursuant to said sublease or assignment in excess of the Rent payable to Landlord by Tenant under this Lease with respect to the Sublet Space (after deducting all of Tenant’s reasonable costs associated therewith, including reasonable brokerage fees and the reasonable cost of remodeling or otherwise improving the Leased Premises for said sublessee or assignee), as such rents or other sums are received by Tenant from the approved sublessee or assignee, and Base Rental shall be increased accordingly under this Lease,

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(f)

If Landlord approves in writing the proposed sublease or assignment as provided in subsection (c) hereof, but a fully executed counterpart of such sublease or assignment is not delivered to Landlord within sixty (60) days after the date of Landlord's written approval, then Landlord's approval of the proposed sublease or assignment shall be deemed null and void and Tenant shall again comply with all the conditions of this Section as if the Notice and options herein referred to had not been given, received or exercised.

(g)

In addition to the administrative fee payable to Landlord pursuant to Subsection 9.01(b), Tenant agrees to pay the reasonable fees and expenses of Landlord's counsel incurred for or in connection with any request for Landlord's consent or approval, not to exceed $1,250.00, or any other submission by or for Tenant, pursuant to this Article (regardless of whether or not Landlord provides or agrees to provide the requested consent or approval), including any such fees and expenses for or in connection with the review (or preparation, as the case may be) and negotiation of any such consent or approval, and any Lease amendment, sublease, assignment or other documentation related to such request or submission or the transactions contemplated thereby.  Tenant shall pay such fees and expenses within fifteen (15) days after request by Landlord to Tenant therefor accompanied by invoices or other supporting documentation.  Any consent or approval furnished or agreed to be furnished by Landlord in connection with such request or submission may, at Landlord's option, be withheld pending the payment of such fees and expenses, or if such consent or approval is furnished prior to the payment of such fees and expenses, Landlord may at its option retract such consent or approval effective ab initio if such fees and expenses are not timely paid.

(h)

Notwithstanding the giving by Landlord of its consent to any sublease or assignment with respect to the Leased Premises, no sublessee or assignee may exercise any expansion option, right of first refusal, right of first offer, preferential right, renewal option, or other similar right or option under this Lease, and the occurrence of any sublease or assignment by Tenant shall cause all such rights and options to terminate, unless Landlord shall specifically and expressly agree otherwise in a separate written agreement executed by Landlord.  Any election by Landlord to enter into any such agreement shall be in Landlord’s sole and absolute discretion.

(i)

Notwithstanding the giving by Landlord of its consent to any subletting, assignment or occupancy as provided hereunder or any language contained in such sublease, assignment or occupancy agreement to the contrary, unless this Lease is expressly terminated by Landlord, Tenant shall not be relieved of any of Tenant's obligations under this Lease and Tenant shall remain fully liable hereunder.

(j)

If, with the consent of Landlord, the Leased Premises or any part thereof is sublet to or occupied by any person or entity other than Tenant or if Tenant's interest in this Lease is assigned, Landlord may, after default by Tenant, collect rent from the subtenant, assignee or occupant, and apply the net amount collected to the Rent and any other sums required to be paid by Tenant under this Lease.  No such subletting, assignment, occupancy, or collection shall be deemed (i) a waiver of any of Tenant's obligations contained in this Lease, or of any event of default on the part of Tenant, (ii) a release of Tenant from further performance by Tenant of any of its obligations contained in this Lease, or (iii) a waiver of any of Landlord's other rights hereunder.

(k)

Notwithstanding the foregoing, Tenant may assign this Lease or sublet all or part of the Leased Premises to any party controlled by, controlling or under common with the Tenant named herein, may assign this Lease to any purchaser of all or substantially all of the assets of Tenant, and may assign this Lease to any surviving company in any merger, consolidation or reorganization of Tenant, provided that Landlord receives advance written notice thereof, and that the surviving company in the merger,

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consolidation or reorganization of Tenant becomes the owner of all or substantially all of the assets of Tenant that Tenant held immediately prior to such transaction, and that the net worth of the affiliate, purchaser, successor or assign is not less than that of Tenant immediately prior to said transaction.

9.02

Assignment by Landlord.

Landlord, its successor or assign shall have the right to transfer and assign, in whole or in part, all of its rights and obligations hereunder, and in the Property and other property referred to herein, and in such event and upon such transfer (any such transferee to have the benefit of the provisions of this Lease, including the provisions of Section 9.03 hereof) no further liability or obligation shall thereafter accrue against Landlord or such successor or assign hereunder.

9.03

Limitation of Landlord's Liability.

Tenant specifically agrees to look solely to the interest of Landlord or its successor or assign in the Property for the recovery of any judgment against Landlord, its successors and assigns, it being agreed that Landlord and its successors and assigns shall never be personally liable for any such judgment and that Tenant shall not seek or obtain any such judgment.  The preceding sentence is not intended to, and shall not, limit any right that Tenant might otherwise have to obtain injunctive relief against Landlord or its successors or assigns or to maintain any suit or action to enforce against, or collect from, any insurer any amounts which may be or become owing or payable under or on account of insurance maintained by Landlord or its successors or assigns with such insurer.  Tenant further agrees that Landlord and its successors and assigns, and its and their respective Related Parties shall never be liable for any exemplary, punitive, consequential, indirect or special damages which Tenant or any of Tenant’s Associated Parties may incur as a result of any default, act or omission by Landlord or any such other persons or entities, or otherwise in respect of the Leased Premises or Property, any such liability being hereby WAIVED by Tenant.

X

10.01

Notices.

Any notices or other communications required or permitted to be given under this Lease must be in writing and shall be effectively given or delivered if hand delivered to the addresses for Landlord and Tenant stated below, or if sent by certified or registered United States Mail, return receipt requested, to said addresses, or if sent by electronic facsimile transmission to the facsimile numbers for Landlord and Tenant set forth below. Any such notice or other communication from Landlord shall be effective if given by Landlord, or by Landlord's property manager or legal counsel acting on Landlord's behalf.  Any notice mailed shall be deemed to have been given upon the earlier of (i) receipt or refusal thereof, or (ii) three days after depositing the same in the U.S. Mail as aforesaid.  Notice effected by hand delivery shall be deemed to have been given at the time of actual delivery. Notice effected by electronic facsimile transmission shall be deemed to have been given upon electronic transmission and electronic confirmation of the receipt of such transmission by the receiving party; provided, however, that a counterpart of any notice sent by electronic facsimile transmission shall be contemporaneously sent by the transmitting party to the receiving party by United States Mail, first class postage prepaid, to the address for such receiving party set forth below; and provided, further, that any such notice sent outside of normal business hours (i.e., prior to 8:00 a.m. or after 5:00 p.m., recipient's time, or on weekends or holidays) shall not be deemed given until the next following 8:00 a.m., recipient's time, excluding weekends and holidays.  Either party shall have the right to change its address to which notices shall thereafter be sent and the party to whose attention such notices shall be directed, and to up to three (3) additional notice copy recipients by giving the other party notice

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thereof in accordance with the provisions of this Section.

To Landlord:

With copy to:

AVPF Riverway, Ltd.

American Ventures Realty

Three Riverway, Suite 100

255 Alhambra Circle, Suite 1100

Houston, Texas  77056

Coral Gables, Florida  33134-7400

Attention:  Property Manager

Attention:  President

Fax No: (713) 961-0035

Fax No: (305) 569-0800

Rent payments should be sent to the following address:

AVPF Riverway, Ltd.

Three Riverway, Suite 100

Houston, Texas 77056

Attn: Property Manager

To Tenant, at the Leased Premises (from and after the Commencement Date and prior to the expiration or termination of this Lease):

SYNTHESIS ENERGY SYSTEMS, INC.

Three Riverway, Suite 300

Houston, Texas 77056

Attention: J. Mathew Whitaker, Senior VP of Operations

Fax No.: 713-579-0610

To Tenant  (prior to the Commencement Date and, unless and until a different address is specified by Tenant by notice to Landlord in accordance with this Lease, after the expiration or termination of this Lease):

SYNTHESIS ENERGY SYSTEMS, INC.

6330 West Loop South, Suite 300

Houston, TX  77401

Attention: J. Mathew Whitaker, Senior VP of Operations

Fax No.:

713-579-0610

10.02

Force Majeure.

Except in each case for the obligation to pay Rent, or any other obligation to pay money to the other party or to any third party under this Lease (including any obligation to pay money pursuant to Exhibit C hereto), Landlord and Tenant shall be excused for the period of any delay in performing, and shall not be deemed in default with respect to the performance of, any of the terms, covenants and conditions of this Lease when prevented from so doing by a cause or causes beyond Landlord's or Tenant's (as the case may be) reasonable control, which shall include all labor disputes, governmental regulations or controls, fire or other casualty, inability to obtain any material or

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services, utility interruptions and shortages, acts of God, or any other cause not within the reasonable control of Landlord or Tenant (as the case may be); provided, however, that any Tenant Delay shall be conclusively deemed to be due to a cause or causes within Tenant's reasonable control.

10.03

INTENTIONALLY OMITTED.

10.04

Miscellaneous.

(a)

This Lease shall be binding upon and inure to the benefit of Landlord and its successors and assigns, and shall be binding upon and inure to the benefit of Tenant, its successors and, to the extent assignment may be expressly permitted hereunder, Tenant's assigns.

(b)

This Lease contains the entire agreement of the parties pertaining to the subject matter hereof and supersedes all other prior and contemporaneous agreements and understandings, both oral and written, of the parties in connection therewith.  No oral, and no other written, promises or representations have been made and none have been relied upon, and none shall be binding.  Landlord's agents and representatives do not and will not have authority to (a) make or agree to make any exceptions, changes or amendments to this Lease, or any representations not expressly contained in this Lease, (b) waive any right, requirement, or provision of this Lease, or (c) release Tenant from all or any part of this Lease, unless any such action is in writing.  Each party warrants and represents to the other that said party has fully informed itself of the terms, contents, conditions, and effects of this Lease, and that in executing this Lease such party has had the benefit of, or the opportunity for, advice of attorneys of its own choosing, and that such party has relied solely and completely upon its own judgment and the advice of its own advisors in entering into this Lease.

(c)

TENANT HEREBY WAIVES ANY AND ALL WARRANTIES, EXPRESS OR IMPLIED, WITH RESPECT TO THE LEASED PREMISES OR THE PROPERTY WHICH MAY OTHERWISE EXIST BY OPERATION OF LAW, INCLUDING, WITHOUT LIMITATION, ANY WARRANTY OR HABITABILITY, TENANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

(d)

All rights and remedies of Landlord under this Lease shall be cumulative and none shall exclude any other rights or remedies allowed by Applicable Laws.  This Lease is declared to be a contract, which shall be governed by and construed in accordance with the laws of the State of Texas (other than its conflict of laws principles, to the extent such principles would require application of the law of another state).  This Lease may not be modified or waived, in whole or in part, except by an instrument in writing executed by the party against whom or which such modification or waiver is sought to be enforced.  Inasmuch as Tenant has been afforded full opportunity for review and negotiation of this Lease by its legal counsel, Tenant agrees that the rule of construction requiring that any ambiguity in an agreement be resolved against the party which drafted such agreement shall be inapplicable to this Lease.

(e)

If Tenant is a corporation, limited liability company, partnership or other entity, Tenant represents and warrants to Landlord that all consents or approvals required of third parties (including its Board or Directors or other governing body, or its shareholders, members or partners) for the execution, delivery and performance of this Lease have been obtained and that Tenant has the right and authority to enter into and perform its covenants contained in this Lease. Likewise, if Landlord is a corporation, limited liability company, partnership or other entity, Landlord represents and warrants that all consents or approvals required of third parties (including but not limited to its Board of Directors or other governing body, or its

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shareholders, members or partners, but excluding Landlord's current mortgagee) for the execution, delivery and performance of this Lease have been obtained and that Landlord has the right and authority to enter into and perform its covenants contained in this Lease.  In addition, each person executing this Lease on behalf of either party individually represents to the other party hereto that such individual has been duly authorized to do so by and on behalf of such party, and to bind such party to this Lease, and that such individual holds the office or position with respect to such party which is indicated next to his or her signature on this Lease.

(f)

Wherever in this Lease there is imposed upon Landlord the obligation to use best or reasonable efforts or diligence, such obligation shall not be construed to require Landlord to take any actions which are not economically feasible or which would otherwise impose upon Landlord extreme or unusual financial or other burdens.  Landlord shall have no obligation to use best or reasonable efforts or diligence when the application of such standard of care to persons or circumstances is invalid or unenforceable under Applicable Laws.  Every provision of this Lease shall be valid and shall be enforceable only to the extent permitted by Applicable Laws.  Except where otherwise expressly so provided in this Lease, or where otherwise required by Applicable Laws, any provision in this Lease which allows, requires, or otherwise contemplates the making of any determination, election or decision by Landlord (or by any actual or prospective mortgagee or ground lessor of, or purchaser from, Landlord), or the imposition of any requirement by Landlord (or any such mortgagee, ground lessor or purchaser), or the exercise of any option, right or privilege by Landlord (or any such mortgagee, ground lessor or purchaser), shall be construed to permit Landlord (or such mortgagee, ground lessor or purchaser) to make such determination, election or decision, or to impose such requirement, or to exercise such option, right or privilege, in Landlord’s (or such mortgagee’s, ground lessor’s or purchaser’s) sole and absolute discretion.

(g)

The obligation of Tenant to pay all Rent and other sums due from time to time hereunder, and all other obligations of Tenant under this Lease, constitute independent, unconditional covenants and are not dependant upon performance by Landlord of its obligations and covenants hereunder.  Except as may be otherwise expressly provided in this Lease, Tenant shall have no right, and Tenant hereby waives and relinquishes all rights which Tenant may otherwise have under Applicable Laws, to abate, withhold, deduct from or offset against any Rent or other sums to be paid to Landlord by Tenant hereunder or in connection herewith.  Tenant hereby acknowledges and agrees that had the parties not mutually agreed upon the independent nature of Tenant’s covenants to pay all Rent hereunder, Landlord would have required a greater amount of Rent in order to enter into this Lease.  In the event that more than one person or entity comprise Tenant, then the Rent and other obligations hereunder of all persons and entities comprising Tenant shall be joint and several.

(h)

If any term or provision of this Lease, or the application thereof to any person or circumstance, shall to any extent be invalid or unenforceable, the remainder of this Lease, or the application of such provision to persons or circumstances other than those as to which it is invalid or unenforceable, shall not be affected thereby, and each provision of this Lease shall be valid and shall be enforceable to the extent permitted by Applicable Laws.

(i)

Time is of the essence of the performance of Tenant's obligations pursuant to this Lease.

(j)

Any claim, cause of action, liability or obligation of a party accruing under this Lease during the term of this Lease shall survive the expiration or any earlier termination of this Lease.  All indemnification and defense obligations of a party hereunder shall survive the expiration or any earlier termination of this Lease in respect of claims, demands, losses, liabilities, costs and expenses (whether suffered or incurred before or after the expiration or earlier termination of this Lease) arising from acts or omissions covered by such indemnity or defense obligations and occurring before the expiration or earlier termination of this

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Lease.  In addition, any covenant of a party pursuant to this Lease which expressly so survives, or which is otherwise clearly required by the context to so survive, shall survive the expiration or any earlier termination of this Lease.

(k)

Tenant agrees not to record any memorandum or other evidence of this Lease in the Real Property Records of Harris County, Texas without Landlord's prior written consent.

(l)

Landlord reserves the right at anytime and from time to time to change the name by which the Building, or the Property, is designated and to affix, install and erect signage in and about the Building and Property identifying any other persons or entities whatsoever, in Landlord's sole and absolute discretion.

(m)

The submission of this Lease by Landlord to Tenant does not constitute a reservation of or option for the Leased Premises, or a binding offer of Landlord to lease the Leased Premises, and this Lease shall become effective only if and when executed by all parties hereto and (1) if first executed by Tenant, a fully executed counterpart of this Lease has been delivered by Landlord to Tenant, or (2) if first executed by Landlord, a fully executed counterpart of this Lease has been delivered by Tenant to Landlord and Landlord has subsequently acknowledged to Tenant in a writing executed by Landlord that this Lease is in effect.

(n)

All payment obligations of Landlord or Tenant (including any payment obligation of Landlord or Tenant for damages arising from any breach of the respective covenants or obligations of Landlord or Tenant hereunder) are performable exclusively in Harris County, Texas.

(o)

There shall be no merger of this Lease or of the leasehold estate hereby created with the fee estate in the Leased Premises or any part thereof by reason of the fact that the same person may acquire or hold, directly or indirectly, this Lease or the leasehold estate hereby created or any interest in such leasehold estate as well as the fee estate in the Leased Premises or any interest in such fee estate.

(p)

Nothing contained herein shall be deemed or construed as creating any partnership or joint venture relationship between Landlord and Tenant, or any other relationship other than that of landlord and tenant.

(q)

Unless (and only to the extent) otherwise expressly so provided in this Lease, any consent, approval or agreement of Landlord contemplated by this Lease may be granted, withheld or conditioned by Landlord in Landlord's sole and absolute discretion.

(r)

All references in this Lease to Articles and Sections shall mean and refer to Articles and Sections of this Lease, except as otherwise expressly stated in this Lease.  All references to a Section, unless otherwise indicated, refer to an entire Section of the Lease (for example, Section 2.01 or 3.01), and not solely to a portion thereof (for example, Section 2.01[a] or 3.01[a]).

(s)

As used in this Lease:  words of the masculine gender shall be construed to include the feminine and neutral gender, and vice versa, and words of the neutral gender shall be construed to include the masculine and feminine; unless otherwise required by the context, the plural shall be deemed to include the singular, and vice versa; the words "hereof", "herein", "hereunder", and similar words mean and refer to this Agreement rather than only a particular Section or other portion of this Agreement; and "including" and similar words mean "including by way of example only and not limitation."

(t)

All Exhibits attached to this Lease are incorporated in this Lease by reference.

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(u)

The captions and headings in this Lease are inserted for convenience only and shall be afforded no meaning in the interpretation or construction of this Lease.

(v)

This Lease may be executed by the parties hereto in several identical counterparts and by the parties hereto on separate counterparts, and each counterpart, when so executed and delivered, shall constitute an original agreement, and all such separate counterparts shall constitute but one and the same instrument.

(w)

All references in this Lease to periods beginning and ending on specified dates shall be inclusive of both the beginning and ending dates.

10.05

Waiver of Trial by Jury; Venue and Jurisdiction.

To the maximum extent to which the parties may lawfully and effectively so agree under Applicable Laws, Landlord and Tenant each (1) covenants and agrees not to elect a trial by jury in any suit, action or proceeding arising out of this Lease or the relationship between the parties as landlord and tenant, or otherwise relating to the Leased Premises or Property, and (2) WAIVES ANY RIGHT TO A TRIAL BY JURY in any such suit, action or proceeding with respect to any issue triable of right by a jury, to the extent that any such right exists now or in the future.  This waiver of rights to trial by jury is separately given by each party, knowingly and voluntarily and with the advice or opportunity for advice of the parties' respective legal counsel.  Any suit, action or proceeding involving this Lease, the Leased Premises or the Property shall be brought in state or federal courts having jurisdiction thereof, which are located in Harris County, Texas.  Landlord and Tenant consent and agree to be subject to the jurisdiction of such courts, and to the laying of venue in Harris County, Texas, in respect of any such suit, action or proceeding.

10.06

Real Estate Broker.

Each party hereto warrants and represents to the other that no real estate broker or salesman has been involved in this Lease other than AVC Texas, LLC, on behalf of Landlord, and Cambridge Realty Group, Inc. on behalf of Tenant, and each party agrees to indemnify and hold the other harmless from and against any and all claims of any other real estate broker or salesman for commissions or other compensation in respect of this Lease due to acts of the indemnifying party or its representatives.

10.07

Tenant Organizational Information.

Tenant represents and warrants to Landlord that the organizational information relative to Tenant set forth after its signature block hereon is true, correct and complete in all respects.  Tenant further represents and warrants to Landlord that its address is 6330 West Loop South, Suite 300, Bellaire, TX  77401, and that such address is (i) Tenant’s place of business, (ii) Tenant’s chief executive office if Tenant has more than one place of business, or (iii) Tenant’s residence if Tenant is an individual.

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IN WITNESS WHEREOF, Landlord and Tenant, acting herein by duly authorized representatives, have caused this Lease to be executed as of the date aforesaid.

TENANT:

SYNTHESIS ENERGY SYSTEMS, INC.

By:

/s/ Timothy E. Vail

Name:

Timothy E. Vail

Title:

President

Tenant Organizational Information

Type of Entity: corporation

State of Organization: Delaware

Federal Tax ID Number: 20-2110031

LANDLORD:

AVPF RIVERWAY LTD.,

a Texas limited partnership

By:

/s/ Johnny Winton

Name:

Johnny Winton

Authorized Agent

Exhibit A

Property Description

Exhibit B

Leased Premises and Subordinate Right of First Offer Space

Exhibit C

Work Letter Agreement

Exhibit D

Air Conditioning and Heating Services

Exhibit E

Building Rules and Regulations

Exhibit F

Renewal Option

Exhibit G

Subordinate Right of First Offer

Exhibit H

Letter of Credit

WAIVER OF CONSUMER RIGHTS

I waive any rights under the Deceptive Trade Practices – Consumer Protection Act, Section 17.41 et seq., Business & Commerce

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Synthesis Energy Systems – 12.7.07

Code, a law that gives consumers special rights and protections.  After consultation with an attorney of my own selection, I voluntarily consent to this waiver.

SYNTHESIS ENERGY SYSTEMS, INC.

(“Tenant”)

By:   Timothy E. Vail

Name: Timothy E. Vail

Title:

President

175368 2031.0

Synthesis Energy Systems – 12.7.07

TRACT I

Description of a 4.3597 acre (189,910 Sq. Ft.) tract or parcel of land situated in the William White Survey, Abstract No. 836, Houston, Harris County, Texas and being out of and a part of Lots 5 and 6, Block D of the W.M. Levy Corrected Subdivision of the R.B. Gant Subdivision per plat recorded in Volume 1, Page 29 of the Harris County Map Records and out of that 27.38007 acre tract of land conveyed from Seymour Sacks, et al, to John P. Hansen, filed in Harris County Clerk’s File No. E726740 and recorded under Film Code No. 138-14-1120 of the Harris County Real Property Records said 4.3597 acre tract being more particularly described by metes and bounds as follows:

COMMENCING at a ¾-inch iron pipe found in the Easterly right-of-way line of South Post Oak Lane (60-foot wide right-of-way) at the Southwest corner of said 27.38007 acre tract;

THENCE, North 83° 32’ 33” East, departing the said Easterly right-of-way line of South Post Oak Lane and along the Southerly line of said 27.38007 acre tract for a distance of 580.18 feet to a ⅝-inch iron rod found for the POINT OF BEGINNING of the herein described 4.3597 acre tract of land;

THENCE, North 06° 23’ 05” West, for a distance of 230.36 feet to an “X” cut in concrete found for corner;

THENCE, South 83° 32’ 33” West, for a distance of 165.02 feet to a ⅝-inch iron rod found for corner;

THENCE, North 06° 27’ 27” West, for a distance of 33.00 feet to a ⅝-inch iron rod found for corner;

THENCE, North 83° 32’ 33” East, for a distance of 83.33 feet to a ⅝-inch iron rod found for corner at the point of curvature of a curve to the left;

THENCE, along said curve to the left having a radius of 10.00 feet, a central angle of 90° 00’ 00” for an arc length of 15.71 feet (chord bears North 38° 32’ 33” East, 14.14 feet) to a ⅝-inch iron rod for corner at the point of tangency;

THENCE, North 06° 27’ 27” West, for a distance of 12.67 feet to an “X” cut in concrete found for corner at the point of curvature of a curve to the left;

THENCE, along said curve to the left having a radius of 20.00 feet, a central angle of 44° 59’ 16” for an arc length of 15.70 feet (chord bears North 28° 57’ 07” West, 15.30 feet) to a ⅝-inch iron rod for corner at the point of tangency;

THENCE, North 51° 26’ 43” West, for a distance of 148.89 feet to a ⅝-inch iron rod found for corner;

THENCE, North 06° 27’ 27” West, for a distance of 59.38 feet to an “X” cut in concrete found for corner at the point of curvature of a curve to the left;

THENCE, along said curve to the left having a radius of 10.00 feet, a central angle of 90° 00’ 00” for an arc length of 15.71 feet (chord bears North 51° 27’ 27” West, 14.14 feet) to an “X” cut in concrete found for corner;

THENCE, North 06° 27’ 27” West, for a distance of 5.00 feet to an “X” cut in concrete found for corner;

THENCE, South 83° 32’ 33” West, for a distance of 136.39 feet to an “X” cut in concrete found for corner;

THENCE North 06° 27’ 27” West for a distance of 28.00 feet to an “X” cut in concrete found for corner;

-EXHIBIT A-

PROPERTY DESCRIPTION

THENCE, North 83° 32’ 33” East, for a distance of 151.40 feet to an “X” cut in concrete found marking the most Westerly Northwest corner of a 0.2771 acre tract of land described as Exhibit “A”, Tract 1 in a conveyance to Riverway Residential, LP., dated May 07, 2004 and recorded under Harris County Clerk’s File No. X597708;

THENCE with Westerly and Southerly lines of said 0.2771 acre tract, the following courses:

South 06° 12’ 10” East, for a distance of 28.00 feet to a point for corner in the arc of a non-tangent curve to the left;

Along said curve to the left having a radius of 153.00 feet, a central angle of 16° 43’ 53” for an arc length of 44.68 feet (chord bears North 75° 14’ 37” East, 44.52 feet) to a point for corner;

South 13° 58’ 40” East, for a distance of 54.02 feet to a point of curvature of a curve to the left;

Along said curve to the left having a radius of 81.00 feet, a central angle of 08° 11’ 53” for an arc length for 11.59 feet (chord bears South 16° 26’ 57” East, 11.58 feet) to a point for corner;

North 51° 32’ 12” East, for a distance of 23.93 feet to a point for corner;

South 47° 15’ 00” East for a distance of 41.47 feet to a point for the most Southerly corner of said 0.2771 acre tract;

THENCE, South 15° 20’ 11” West, for a distance of 15.88 feet to a point for the southwest corner of that certain 1.50519 acre option tract from Seymour Sacks, et al, to John P. Hansen as recorded in Harris County Clerk’s File No. E726740, Film Code No. 138-14-1120 and executed April 1, 1976;

THENCE, South 89° 43’ 01” East, along the South line of said 1.50519 acre tract for a distance of 110.43 feet to a ⅝-inch rod found for corner;

THENCE, North 83° 33’ 17” East, for a distance of 316.03 feet to a ⅝-inch iron rod found for corner;

THENCE, South 51° 26’ 43” East, for a distance of 139.91 feet to a ⅝-inch iron rod found for corner;

THENCE, South 06° 27’ 27” East, passing at a distance of 143.79 feet a ⅝-inch iron rod found for corner; continuing for a total distance of 275.79 feet to a ⅝-inch iron rod found for corner; on the Southerly line of the aforementioned 27.38007 acre tract;

THENCE, South 83° 32’ 33” West, for a distance of 441.68 feet to the POINT OF BEGINNING, CONTAINING 4.3597 acres (189,910 sq. ft.) of land.

-EXHIBIT A-

PROPERTY DESCRIPTION

TRACT II

The easement tracts appurtenant to Tract I as such tracts are described in, and as such easements were created by, the following instruments:  Private Street Agreement filed for record in the Harris County Clerk’s Office under Harris County Clerk’s File No. F623211, as amended by instrument filed for record in the Harris County Clerk’s Office under Harris County Clerk’s File No. J989642; Access Easement Agreement filed for record in the Harris County Clerk’s Office under Harris County Clerk’s File No. F900720, as amended by instruments filed for record in the Harris County Clerk’s Office under Harris County Clerk’s File No. J989642; Access Easement Agreement filed for record in the Harris County Clerk’s Office under Harris County Clerk’s File No. F900720, as amended by instruments filed for record in the Harris County Clerk’s Office under Harris County Clerk’s File Nos. G320627 and J989642; Second Access Easement Agreement filed for record in the Harris County Clerk’s Office under Harris County Clerk’s File No. G320629, as amended by instrument filed for record in the Harris County Clerk’s Office under Clerk’s File No. J989642; Easement Grant filed for record in the Harris County Clerk’s Office under Harris County Clerk’s File No. G170702; and Declaration of Covenants, Restrictions and Easement filed for record in the Harris County Clerk’s Office under Harris County Clerk’s File No. K274934.

-EXHIBIT A-

PROPERTY DESCRIPTION

AMERICAN VENTURES REALTY
713.961.4891

THREE RIVERWAY OFFICE TOWER

SYNTHESIS ENERGY SYSTEMS
SUITE 300
10,154 NRA

SUITE 300
SUBORDINATE
RIGHT OF FIRST OFFER
5,005 NRA
SUITE 300
LEASED PREMISES
2,918 NRA
SUITE 300
TOTAL
LEASED PREMISES
10,154 NRA
SUITE 300
LEASED PREMISES
7,236 NRA
STAIR
STO
TEL
FHC
SERV. ELEV.
ELEV. SHAFT
MEN
MECH. ROOM
ELEV. LOBBY
WOMEN
STAIR
FHC
N

The Wingfield/Sears Group, Inc.
ARCHITECTS INTERIOR DESIGNERS

12.10.07
FLOOR 03

EXHIBIT B
LEASED PREMISES

SYNTHESIS ENERGY SYSTEMS, INC.

EXHIBIT C

WORK LETTER AGREEMENT

(Landlord's Contractor with Landlord's Architect)

This Agreement is hereby made part of the Lease between Landlord and Tenant to which this Agreement is attached as Exhibit C.  Words with initial capital letters used but not defined herein which are defined in this Lease shall have the respective meanings assigned to them in the Lease.

Pursuant to the Lease, Landlord has agreed to construct or cause to be constructed the Landlord's Work, at Landlord's sole cost and expense except as may be otherwise provided for in this Agreement.  Tenant is responsible for constructing the Tenant's Work and for providing all other work necessary to complete Tenant's Work, at Tenant's sole cost and expense except as may be otherwise provided in this Agreement.

Definitions

As used herein, the following terms shall mean and refer to the following:

"Agreement" shall mean this Work Letter Agreement and, except where otherwise clearly indicated by the context, the Lease.

"Architect" shall be an architectural firm selected by Tenant for the preparation of the Working Drawings and the Construction Documents.  The Architect may be replaced from time to time by Tenant upon written notice to Landlord.  As of the effective date of this Lease, Tenant’s Architect is Hunter Moody Architects.

"Architect's Fee" collectively shall mean all costs and expenses charged by or through the Architect and Engineers for the design, drawing and preparation of all the Construction Documents including all reimbursables charged by or through such parties.

"Certificate of Final Completion" shall mean the Landlord's certificate of the date of Final Completion of Landlord's Work, pursuant to Article X, Paragraph (3), of this Agreement.

"Change Order" shall be a written order that changes the scope of the Landlord's Work, sets forth the total costs or reduction of costs for the change, and is approved by Landlord and Tenant, all in accordance with this Agreement.

"Completion Date" means the date the Landlord's Work is substantially complete so that Tenant may use the Leased Premises for its intended purposes without material interference to Tenant conducting its ordinary business activities in accordance with the Lease.  The only incomplete items shall be minor or insubstantial details of construction, mechanical adjustments, or finishing touches like touch-up painting as such items are reflected on the Punch List.

"Construction Cost Summary" is a written summary prepared by Landlord detailing the total cost to install or prepare the Landlord's Work which cost shall include the total cost (i) to prepare the Space Plan, Working Drawings and other Construction Documents, (ii) of the Contract Sum, and (iii) of any Tenant's Work (provided the cost of such Tenant's Work is determined at the time the cost of the Landlord's Work is determined) less any credits or allowances provided to Tenant by the Landlord.

"Construction Documents" are all drawings, plans, and specifications signed and agreed upon by Landlord and Tenant, and other items necessary to prepare Working Drawings, all in completed detail and finished form for the Landlord's Work and shall include all necessary structural, mechanical, electrical and plumbing documentation, and shall further include the documentation necessary for heating, ventilation and air-conditioning systems, and interior design drawings and specifications plus any base Building drawings and specifications necessary for the incorporation of the Landlord's Work into the Building.

- EXHIBIT C -

             Synthesis Energy Systems, Inc. – 12.7.07

"Construction Schedule" shall mean the schedule prepared by Landlord's Contractor and Landlord's Representative outlining each major segment of the Landlord's Work to be performed including the estimated dates for commencement and completion of the same.  In the event there is any Tenant's Work, it shall be included in the Construction Schedule.

"Contract Sum" is the amount set forth in the Construction Cost Summary for the completion of the Landlord's Work subject to modifications based upon Change Orders, which Contract Sum shall expressly exclude the Architect's Fee.

"Engineers" are all the engineers, consultants and other advisors hired by, through, or in connection with the Architect for the design, preparation, analysis, testing and supervision of the Landlord's Work.

"Final Completion" shall mean the completion of the Landlord's Work and any Punch List items in substantial accordance with the Working Drawings.

"Initial Space Plan" shall mean the initial Space Plan prepared by the Architect pursuant to Article III of this Agreement.

"Landlord Delay" shall mean a delay in Landlord's Work described in Article V, Paragraph 2 of this Agreement.

"Landlord's Contractor" shall mean any general contractor selected by Landlord to prosecute the Landlord's Work.

"Landlord's Representative" shall mean the person appointed by Landlord as its representative pursuant to Article II of this Agreement.

"Landlord's Work" shall mean the alterations and physical additions to the Leased Premises and the Property reflected in the Working Drawings. The Landlord's Work includes all labor and materials necessary to produce the construction required by the Working Drawings.

"Lease" shall mean the Lease Agreement to which this Agreement is attached as Exhibit C, as same may be amended, restated or supplemented from time to time.

"Leasehold Improvement Allowance" shall mean the construction allowance, if any, for the performance of Landlord's Work and Tenant's Work as is provided for in Article VI of this Agreement.

"Proposal" shall mean, with respect to any change in the Landlord's Work requested by Tenant, Landlord's proposal to Tenant for increased cost (if any) of the Landlord's Work, and anticipated delay in the estimated Completion Date, resulting therefrom, as contemplated by Article X, Paragraph (5), of this Agreement.

"Punch List" shall mean the list of discrepancies of the items of Landlord's Work prepared pursuant to Article X, Paragraph (3), of this Agreement.

"Space Plan" shall mean the plans and specifications showing (i) the location, size and type of all partitions, (ii) location and types of all doors, and (iii) base Building modifications, if approved by Landlord in Landlord's sole discretion.  At Tenant's written request, the Space Plan may show additional information, but the same shall not increase the obligations of Landlord.

"Tenant Delay" shall mean a delay in Landlord's Work described in Article V, Paragraph 1 of this Agreement.

"Tenant's Representative" shall mean the person appointed by Tenant as its representative pursuant to Article II of this Agreement.

- EXHIBIT C -

             Synthesis Energy Systems, Inc. – 12.7.07

"Tenant's Work" shall mean all alterations and physical additions to the Leased Premises and Property which have been approved by Landlord and which are necessary to complete the Leased Premises for use and occupancy by Tenant in accordance with the Lease, excluding, however, the Landlord's Work.

"Working Drawings" shall mean the drawings and specifications for the Landlord's Work which have been prepared by Architect and approved by Landlord and Tenant.  If the Working Drawings have already been prepared and approved, a list of all of the drawings and specifications comprising the Working Drawings shall be attached hereto as Schedule 1.

Representatives

Landlord hereby appoints Cindy Ray, Property Manager, as Landlord's Representative to act on behalf of Landlord in all matters covered by this Agreement, including but not limited to making Tenant finish selections, requesting changes to Construction Documents on behalf of Tenant, and attending weekly construction meetings, if any, on behalf of Tenant.  Tenant hereby appoints J. Mathew Whitaker, Senior VP of Operations, as Tenant's Representative to act on behalf of Tenant in all matters covered by this Agreement.  All inquiries, requests, instructions, authorizations and other communications with respect to the matters covered by this Agreement shall be made to Landlord's Representative, on the one hand, and to Tenant's Representative on the other hand.  Either Landlord or Tenant may designate different or additional representatives under this Agreement at any time by giving ten (10) days' prior written notice to the other.

Space Plan and Construction Documents.

Landlord shall request the Architect to prepare the Initial Space Plan as soon as practicable.  The Initial Space Plan and all Construction Documents will be submitted to Landlord, Tenant and to Landlord's Representative for review and approval. Tenant shall be responsible for, and shall pay upon demand, the fees charged by the Architect in preparing the Initial Space Plan and the Construction Documents.

Tenant shall provide Architect all information pertinent to preparing the Initial Space Plan and preparing the Construction Documents in such detail and showing such items as Landlord may require, including the following:

desired locations of all partitions

desired locations of all doors

desired color of carpet or floor covering

desired locations of light switches

desired locations of electrical and telephone outlets

special hardware and locations of same

all millwork, cabinetry, and moldings

built-in furniture or equipment

special ceiling treatments

special flooring

special window treatments

reinforced walls for high security areas (e.g. vaults)

kitchen planning, including kitchen equipment specifications wet bars, sinks and other improvements requiring water supplies or drains restrooms

special wallcovering materials

special lighting requirements

security devices and alarms

special sound insulating treatments

special requirements for data processing or communications

glass panels and windows, and special doors

selections of furniture and accessories

special graphics

special air conditioning or ventilation

location of telephone equipment room

critical dimensions necessary for construction

- EXHIBIT C -

             Synthesis Energy Systems, Inc. – 12.7.07

Within three (3) business days after receipt of the Initial Space Plan, Landlord shall notify Tenant in writing of any objections to the Initial Space Plan, which objections shall be in reasonable detail.  Landlord may make such objections on any reasonable grounds, which shall include, but not be limited to:  (a) failure of the Initial Space Plan to contain the information set forth in the definition of such term; or (b) if the Landlord's Work as built in accordance with the Initial Space Plan would (i) violate any laws or regulations pertaining to the Leased Premises or Building, (ii) cause an increase in the premiums for or cancellation of any insurance covering the Building, (iii) adversely affect or interfere with the mechanical, electrical, or plumbing systems of the Building, or the common areas, entrances, appearance or the structural or architectural integrity of the Building, or (iv) otherwise violate any provisions of the Lease.  Tenant shall satisfy such obligations by delivering a revised Space Plan to Landlord within five (5) days after Landlord notifies Tenant of Landlord's objections to the Initial Space Plan.  When the objections of Landlord have been satisfied, Landlord shall issue its written approval of the Space Plan. The contractor to perform Landlord’s Work and Tenant’s Work shall be mutually agreeable between Landlord and Tenant.  The approval of the Space Plan shall not be deemed an approval of the Construction Documents.

After the Space Plan has been approved, and the Lease fully executed, Landlord shall cause the Architect to prepare Construction Documents, which Landlord shall request the Architect to cause to be delivered to Landlord not more than fourteen (14) days after Landlord issues its written approval of the Space Plan, and Landlord shall review the same and notify Tenant in writing of any objections to the Construction Documents, and Tenant shall then have five (5) days to satisfy the objections of Landlord thereto, so that an approved set of Construction Documents can be achieved on or before thirty (30) days after Landlord issued its written approval of the Space Plan.  Upon the receipt of the Construction Documents or any revisions thereto, Landlord shall use reasonable efforts to promptly review the same and notify Tenant in writing of any objections thereto, which objections shall be in reasonable detail.  Landlord may make such objections on any reasonable grounds, which shall include but not be limited to:  (a) a deviation of the Construction Documents from the Space Plan approved by Landlord; (b) the failure of the Construction Documents to satisfy the criteria set forth for the approved Space Plan; (c) the failure of the Construction Documents to reflect detail sufficient to allow the Landlord's Work to be bid and completed in a timely manner; or (d) if the Landlord's Work, as built in accordance with the Construction Documents, would (i) violate any laws or regulations pertaining to the Leased Premises or Building, (ii) cause an increase in the premiums for or cancellation of any insurance covering the Building, (iii) adversely affect or in any way interfere with the mechanical, electrical, or plumbing systems of the Building, or the common areas, entrances, appearance or the structural or architectural integrity of the Building, or (iv) otherwise violate any provision of the Lease.  Tenant shall work with Landlord to satisfy the objections of Landlord to the Construction Documents so that revised Construction Documents will be ready within ten (10) days from the date Landlord advises Tenant of Landlord's objections.  When the objections of the Landlord have been satisfied, Landlord shall issue its written approval of the Construction Documents.

Landlord may require such changes to the Construction Documents and installation of the Landlord's Work as Landlord determines to be appropriate in order to comply with the provisions of the Lease and with all applicable building and safety codes, other applicable laws, rules, regulations, codes and ordinances, and other governmental and insurance requirements, or to maintain the quality and character of the Building and the Property, or as Landlord shall otherwise determine in its sole discretion to be appropriate.

After the Construction Documents have been approved, Landlord shall require that the three Landlord-approved general contractors review said Construction Documents and deliver to Landlord and Tenant the Construction Cost Summary stating the Contract Sum to perform the Landlord's Work specified in said Construction Documents.  Tenant will promptly review the same and approve or modify the Landlord's Work (subject to approval of any such modification by Landlord) so that an approved Contract Sum will be achieved on or before seven (7) days after the Landlord or Landlord's Contractor sends to Tenant the Construction Cost Summary.  Landlord and Tenant shall execute a letter confirming the final, approved Construction Cost Summary.

Landlord's Work

Upon Landlord's and Tenant's agreement, approval and execution of the Construction Documents and the letter confirming the Construction Cost Summary, Landlord shall cause Landlord's Contractor to commence the

- EXHIBIT C -

             Synthesis Energy Systems, Inc. – 12.7.07

Landlord's Work within or about the Leased Premises in substantial compliance with the Construction Documents therefor; provided, however, if the Contract Sum is greater than Tenant's Leasehold Improvement Allowance, if any, then Landlord may, at its option,  require Tenant to provide Landlord adequate assurances for payment of such excess and security therefor in form satisfactory to Landlord; and provided, further, that Landlord shall have the right to revise the Construction Documents and the Landlord's Work in order to accommodate Landlord-approved changes by Landlord as provided for in Article III, Paragraph 6 or  by Tenant hereunder.

Tenant may make changes in the Landlord's Work both before and during the construction of the same in accordance with and subject to the provisions of Article X, Paragraph 5.

All Change Orders must be submitted to and are subject to approval in writing by Landlord.  If Landlord fails to notify Tenant of Landlord's disapproval of the Change Order (together with Landlord's reasons for such disapproval) within ten (10) days following receipt of the requested Change Order, then Landlord shall be deemed to have approved the Change Order.

Landlord and Tenant agree that the Contract Sum will be increased or decreased by the amount of each Change Order approved by Landlord.

Unless otherwise specified, Change Orders shall be approved or disapproved by Landlord and Tenant as soon as possible with prompt and diligent attention following receipt.  Either party shall have the right to request an expedited response, in which case the other agrees to use reasonable efforts to accommodate such request.

Tenant may request the Landlord's Contractor to expedite the completion of the Landlord's Work on an overtime basis, provided Tenant submits its written authorization for same from the Landlord's Representative and pays for all costs and expenses associated with such overtime work.

Landlord's Contractor's invoices will be approved by Architect or Landlord's Representative.  The Architect or Landlord's Representative shall attach a work completed or status report relating to the payment being requested and shall advise the parties on whether the payment should be authorized.  Architect or Landlord's Representative shall review and, if appropriate, authorize the payment thereof within the fifteen (15) days allotted for payment. Landlord shall within fifteen (15) days thereafter make the progress payment from the Leasehold Improvement Allowance, if any.

Payment in an amount equal to any portion of the Landlord's Work which may be incomplete or nonconforming to the Construction Documents, as determined by the Architect or the Landlord's Representative, can be withheld until such portion of the Landlord's Work is completed and will be payable on the next monthly draw schedule after such completion.

The Architect's Fee shall be paid by Tenant.

Landlord shall make all approved payments from the Leasehold Improvement Allowance, if any, established by Landlord for payment toward the Contract Sum. Disapproval of an invoice by any party shall be only on a reasonable basis, and the disapproving party shall set forth the grounds therefor in writing and in reasonable detail.  If there is a dispute, then the undisputed amount shall be paid.

Landlord Delay and Tenant Delay

If the Landlord's Contractor is delayed at any time in the progress of the Landlord's Work by any act, neglect or delay or failure to timely comply with this Agreement by Tenant, any of its employees, agents or representatives, or any separate contractor employed by Tenant, or by changes ordered in the Landlord's Work, the delay shall constitute a Tenant Delay.  It is expressly agreed and understood that the Commencement Date under the Lease and Tenant's obligations under the Lease, including the obligation to pay Rent, shall not be adjusted or delayed as a result of a Tenant Delay.  Tenant Delay shall also include a delay in the progress of the Landlord's Work as a result of:  Tenant's failure to furnish information necessary for the Architect to prepare (i) the Initial Space Plan, (ii) any revised Space Plan, or (iii) Working Drawings; delay in Tenant's selection of materials, finishes, or installations;

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             Synthesis Energy Systems, Inc. – 12.7.07

delays caused by Tenant's changes in Space Plans, Construction Documents, or Change Orders; or any delay as a result of the lack of performance or completion of, or otherwise arising due to, any of the Tenant's Work.

To the extent that the Landlord's Contractor is delayed at any time in the progress of the Landlord's Work solely by any act or neglect by Landlord, the Landlord's Representative, or any of Landlord's employees or agents, then the delay shall constitute a Landlord Delay.  In the event the Leased Premises is not substantially complete by April 30, 2008, (extended by one day for each day of delay caused by a Tenant Delay) (the “Required Completion Date”), all Rent shall be abated for each day beyond the Required Completion Date, until substantial completion, and Tenant shall have right at its sole and exclusive right and remedy (all other rights and remedies being hereby WAIVED by Tenant) to terminate this Lease without penalty and with a refund of its Security Deposit upon thirty (30) days written notice to Landlord; unless Landlord substantially completes the Leased Premises within such thirty (30) day period.

Any claim for a delay shall be made in writing by the claiming party to the other not more than ten (10) days after the commencement of such delay; otherwise it shall be conclusively deemed to be waived.  In the event of a continuing delay, only one claim is necessary.  In the event a claim for delay is based upon the failure to respond to or approve an item of the Construction Documents, there shall be no claim for delay until five (5) days following written request is made to the other party for a response.

Leasehold Improvement Allowance

All costs and expenses of Landlord's Work and Tenant's Work shall be borne by Tenant; provided, however, Landlord shall provide Tenant, subject to the provisions of this Agreement, a Leasehold Improvement Allowance to be applied toward the costs of completing the Landlord's Work and Tenant's Work, if any.  Said Leasehold Improvement Allowance shall be equal to the lesser of (i) the amount of such costs, or (ii) $25.00 per square foot of Net Rentable Area comprising the Leased Premises, 10,154 nra (i.e., $253,850), to be adjusted accordingly after the verification of the NRA of the Premises, prior to Lease commencement.  In the event the Contract Sum and other costs and expenses in connection with construction exceed, or appear to Landlord to be likely to exceed, the Leasehold Improvement Allowance, Tenant shall, upon written request by Landlord, provide Landlord with adequate assurances of payment of such excess costs and expenses and security therefor in form satisfactory to Landlord.  Tenant shall have the right to apply a portion of the Leasehold Improvement Allowance equal to up to three dollars ($3.00) per square foot of NRA in the Leased Premises to apply as payment to Tenant’s data cabling. Tenant shall have six (6) months following Lease Commencement to expend the Leasehold Improvement Allowance, in accordance with, and for costs permitted to be paid from the Leasehold Improvement Allowance under, this Agreement, after which Tenant forfeits the right to any remaining balance of the Leasehold Improvement Allowance.

Notwithstanding any other provisions in this Agreement to the contrary, Landlord's sole obligation with respect to the cost of the construction contemplated by this Agreement is payment of the Leasehold Improvement Allowance, if any, as provided in this Agreement.  Landlord has not agreed to pay any other fees, costs, or disbursements relating to such construction.  Accordingly, where Landlord has agreed to use its "reasonable efforts" pursuant to the provisions of this Agreement the same shall not be construed as requiring Landlord to expend any sums of money or otherwise make any financial commitment not expressly required by the terms hereof.  There are no third party beneficiaries of this Agreement, including any contractors, architects, or other third parties.

Architectural and Engineering

The Architect's Fee shall be at Tenant's sole cost and expense and Tenant shall have the right to pay the Architect’s Fee  from the Leasehold Improvement Allowance described in Paragraph VI above.

Leasehold Improvement Costs Exceed the Leasehold Improvement Allowance

Upon Landlord's and Tenant's approval of the Construction Cost Summary, and prior to Landlord's commencement of construction of the Landlord’s Work, Tenant shall be credited with the Leasehold Improvement

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             Synthesis Energy Systems, Inc. – 12.7.07

Allowance, subject to the terms and conditions of this Agreement.

If Landlord agrees to perform or provide any architectural or interior design services, the costs of which are in excess of funds (if any) available for use therefor in Tenant's Leasehold Improvement Allowance, such services shall be performed and provided by Landlord at Tenant's sole cost and expense, and Tenant shall upon written request by Landlord provide Landlord with adequate assurances of payment of such excess cost and security therefor in form satisfactory to Landlord.  Tenant agrees to pay Landlord the cost of all such services in excess of the funds available therefor (if any) in the Leasehold Improvement Allowance, within thirty (30) days after receipt of Landlord's invoice. Such amount shall be considered additional Rent due Landlord by Tenant and shall be subject to all provisions of the Lease which are applicable to the payment of Rent, and such sums shall be collectible as additional Rent pursuant to the Lease and in default of payment thereof, Landlord shall (in addition to all other remedies available at law or in equity) have the same rights as in case of default in the payment of Rent.

Tenant's Entry Prior to Lease Commencement

Landlord shall permit Tenant and Tenant's contractors to enter the Leased Premises at least fourteen (14) days prior to the Commencement Date and even though Landlord's contractors may be working in the Leased Premises, in order that Tenant may perform the Tenant's Work and decorations through Tenant's own contractors, approved in advance in writing by Landlord and in a manner and upon terms and conditions and at times satisfactory to and approved in advance in writing by Landlord.  Any such license to enter prior to the Commencement Date shall be deemed conditioned (whether or not so expressed in such license, and in addition to any conditions expressed in such license) upon (1) Tenant's and its contractors' workers working in harmony and not interfering with the workers used or employed by Landlord or its contractors or by any other tenant or its contractors, and not in any way delaying Landlord or Landlord's contractors, and (2) workers' compensation and public liability insurance and property damage insurance, all in amounts and with companies and on forms satisfactory to Landlord, being provided and at all times maintained by Tenant's contractors engaged in the performance of Tenant's Work, and certificates of such insurance being furnished to Landlord prior to proceeding with the Tenant's Work.  If, at any time, such entry shall cause material disharmony or interference with Landlord's or any other tenant's contractors or their respective workers for any reason whatsoever, without regard to fault (including strikes or other work stoppages) or if any condition to such license shall be violated, such license may be immediately terminated by Landlord upon notice to Tenant.  Any such entry by Tenant or its contractors shall be deemed to be under all of the terms, covenants, provisions, and conditions of the Lease except as to the covenant to pay Rent.  To the fullest extent permitted by applicable law, Tenant shall indemnify, defend and hold harmless the Landlord and Landlord’s Related Parties from and against any and all claims, demands, liabilities, actions, costs and expenses  (including attorneys' fees and expenses and other costs and expenses of defending against, settling, or otherwise dealing with such claims, demands, liabilities and actions) arising from or relating to, or claimed to arise from or relate to, (x) the performance of any Tenant's Work by or on behalf of Tenant, or any matter collateral thereto, (y) any negligence, act, or failure to act, of Tenant or Tenant's Associated Parties, or (z) Tenant's or its Associated Parties' access to or presence in the Leased Premises or the Property or in connection with any work to be performed by or for Tenant, IN EACH OF THE FOREGOING CASES REGARDLESS OF WHETHER OR NOT THE SAME IS CAUSED OR ALLEGED TO BE CAUSED IN WHOLE OR IN PART BY THE NEGLIGENCE OF LANDLORD OR LANDLORD’S RELATED PARTIES, OR ANYONE FOR WHOM LANDLORD OR LANDLORD’S RELATED PARTIES MAY BE RESPONSIBLE.

Landlord shall not be liable in any way for any injury, loss or damage which may occur to Tenant or Tenant's Associated Parties or any of Tenant's decorations or installations, and Landlord shall not be liable in any way for or because of defective material supplied by Tenant or for Leasehold Improvements performed by Tenant or Tenant's agents or contractors, the same being solely at Tenant's risk.

Certain Provisions Relating to Construction

Landlord's Representative

Tenant acknowledges that the schedule and amount of Base Rental set forth in the Lease was established, in part, based upon the costs and expenses anticipated to be incurred by Landlord in constructing Landlord's Work.  All communications of Tenant pertaining to the Landlord's Work shall be directed in writing to the Architect with a copy to the Landlord's Representative.  The Landlord's Representative shall at all times have access to the Landlord's Work and Tenant's Work and shall have the duties and responsibilities set forth below.

The Landlord's Representative will provide the services that are required to be provided by the "Construction Manager" under AIA Document A121CMC-2003, Standard Form of Agreement Between Owner and Construction Manager, latest edition, as well as the following services:

The Landlord's Representative will make periodic visits to the Leased Premises to familiarize himself or herself generally with the progress of the Landlord's Work.

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The Landlord's Representative and the Architect shall each have the authority to reject any of the Landlord's Work or the Tenant's Work that, in their respective reasonable judgments, does not conform to the Construction Documents therefor.  To accomplish the foregoing, notice of such non-conforming work shall be sent to the Tenant and the party whose work has been rejected, together with a reasonably detailed description thereof, and Architect shall not approve such work until it has been corrected to the reasonable satisfaction of the Architect and the Landlord's Representative.

In addition to the responsibilities of Landlord's Representative set forth elsewhere in this Agreement, the Landlord's Representative shall, as part of his or her administration of the Landlord's Work:

Assist in the coordination of the Landlord's Work and Tenant's Work between the contractors and with the activities and responsibilities of the Landlord's Representative, Landlord, Tenant, and Architect in an effort to complete the Landlord's Work in a timely fashion.

Take part in construction and progress meetings to discuss such matters as procedures, progress, problems, and scheduling.

Endeavor to achieve satisfactory performance from all contractors and recommend courses of action to Landlord and Tenant when Landlord's representative observes that requirements of a contract are not being fulfilled and the nonperforming party fails or refuses to take satisfactory corrective action.

Review requests for changes in Landlord's Work, and assist in negotiating Landlord's Proposals (hereinafter defined) with respect thereto.

Consult with the Architect, Landlord and Tenant if any contractor requests interpretations of the meaning and intent of the Construction Documents and assist in the resolution of the questions which may arise therefrom.

Assist in overseeing the development of a Punch List.

Assist the Architect in conducting final inspections.

Assist the Architect in decisions that pertain to base Building modifications.

Assist in the review and approval of all Construction Documents sent to the Landlord.

Assist in any necessary coordination between Landlord and Tenant during the prosecution of the Tenant's Work.

Payments

The Architect and the Landlord's Representative shall review and examine the Landlord's Work as it progresses and shall certify to Landlord and Tenant, in form and substance as each may reasonably require, the extent to which the same have been completed in accordance with the mutually approved Construction Documents.

Landlord shall cause Landlord's Contractor to provide a set of "As Built" drawings reflecting the Landlord's Work and any changes therein initiated by Landlord's Contractor.  Tenant, at its sole cost and expense, shall cause the Architect to provide Landlord with a set of "As Built" drawings reflecting changes made to Landlord's Work which are initiated by Tenant or the Architect.

Completion

When the Landlord's Work is nearing completion, the Landlord will send the Tenant a notice proposing a date and time for a walk-through of the Leased Premises for purposes of preparation of a Punch List of the items of the Landlord's Work, if any, which the Tenant or the Landlord (acting by or through the Architect or Landlord's Representative), acting reasonably, deem incomplete or not substantially in accordance with the Working Drawings.  The Tenant may accompany the Architect or Landlord's Representative on the Punch List walk through and provide input on Landlord's Punch List during such walk through and Tenant may issue its own Punch List;

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             Synthesis Energy Systems, Inc. – 12.7.07

provided, however, that if Tenant elects to issue its own Punch List, such Punch List must be delivered to Landlord not later than five (5) days after Tenant's receipt of such notice from Landlord.  In the event Tenant issues its own Punch List, or participates in Landlord's walk through, Tenant shall be conclusively deemed to have agreed that Tenant's Punch List, or Landlord's Punch List developed with Tenant's input (if any) during Landlord's walk through, are the only items of Landlord's Work which are incomplete or not substantially in accordance with the Working Drawings (“Punch List Items”).  In the event that Tenant does not participate in Landlord's walk through and does not issue its own Punch List, Tenant shall be conclusively deemed to have agreed that Landlord's Punch List items (if any) developed without the input of Tenant during Landlord's walk through are the only items of Landlord's Work which are incomplete or not substantially in accordance with the Working Drawings.

When Landlord and Tenant consider the Landlord's Work to be complete, and the Punch List has been issued, Landlord shall deliver to the Tenant, for the Tenant's confirmation (which shall not be unreasonably withheld), a Certificate of Final Completion, which shall be accompanied by the Punch List, which will set forth such date of Final Completion and reflect on the Punch List those Punch List Items, if any, which remain incomplete or are not substantially in accordance with the Working Drawings, which Landlord shall then have a period of not more than ninety (90) days to complete.  Failure of the Tenant to execute the Certificate of Final Completion within three (3) business days after delivery thereof to Tenant shall constitute Tenant's agreement that Final Completion has occurred.

Notwithstanding any provisions hereof to the contrary, if Tenant occupies any portion of the Leased Premises for the purpose of conducting business prior to Final Completion thereof (other than solely in connection with the performance of the Tenant's Work), it is agreed that Final Completion shall be conclusively deemed to have been achieved with respect to Landlord's Work in such portion of the Leased Premises and Landlord shall have no further responsibility hereunder with respect to such portion of the Leased Premises, with the exception of Landlord’s obligation to complete all Punch List Items, which Landlord shall complete within ninety (90) days of the issuance of the Punch List.

Damage

Any damage to Landlord's Work caused by Tenant or its contractor in connection with the prosecution of the Tenant's Work (including damage to ceiling tiles which occurs in connection with the prosecution of Tenant's Work) shall be repaired by Tenant or, at Tenant's election, Landlord's Contractor, in either case at Tenant's sole cost and expense.  Tenant shall not permit any such damage to operate to delay completion of Landlord's Work, and any delays caused by such damage shall constitute items of Tenant Delay.

Changes

Tenant at its own expense may request changes in the Landlord's Work by submitting to Landlord the required revised Working Drawings.

As soon as possible after receipt of the revised Working Drawings from Tenant, Landlord will submit a Proposal to Tenant for approval showing (i) the increased cost, if any, to Landlord in performing Landlord's Work resulting from the requested change  and (ii) the length of time, if any, by which the Completion Date is anticipated to be delayed beyond the estimated Completion Date as a result of the requested change.

Tenant may approve the Proposal by executing and delivering to Landlord a Change Order within the time period specified in the Proposal.

Once the Proposal is approved by Tenant, Landlord shall be authorized to proceed with the work encompassed thereby and Tenant shall be obligated to pay Landlord the cost thereof  upon demand therefor by Landlord, and the number of days by which the Completion Date is anticipated to be delayed as a result thereof shall become for all purposes an item of Tenant Delay.

Landlord, in the exercise of its sole and absolute discretion, may elect to defer until after Tenant's occupancy of the Leased Premises any changes in Landlord's Work submitted by Tenant hereunder after taping and floating of sheetrock has commenced.

Miscellaneous

Default

The failure of Landlord or Tenant to comply with their respective obligations hereunder, beyond any applicable cure period, shall constitute an event of default under the Lease which (after satisfaction of any applicable requirements of notice and an opportunity to cure provided for with respect to such event of default in the Lease) will permit the nondefaulting party to exercise any rights and remedies for default by the defaulting party under the Lease.

Tenant's Review

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Tenant agrees to review and provide comments to Landlord's Contractor with respect to all shop drawings, product data and samples on a timely basis so as to permit Landlord's Contractor to maintain the Construction Schedule.

Disclaimer of Warranties

TENANT ACKNOWLEDGES AND AGREES THAT LANDLORD MAKES, HAS MADE AND SHALL MAKE NO WARRANTIES, EXPRESS OR IMPLIED, WITH RESPECT TO THE LANDLORD'S WORK, OR THE CONTRACTORS WHO MAY PERFORM SUCH LANDLORD’S WORK.  ALL IMPLIED WARRANTIES WITH RESPECT THERETO, INCLUDING BUT NOT LIMITED TO THOSE OF HABITABILITY, TENANTABILITY, MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, ARE EXPRESSLY NEGATED AND WAIVED.

Assignment of Contractor Warranties

To the extent to which such warranties may be assignable, Landlord agrees to assign to Tenant upon request, but without recourse, any warranties (if any) which may be received by Landlord from Landlord's Contractor in respect of the Landlord's Work, but TENANT ACKNOWLEDGES AND AGREES THAT LANDLORD HAS AND SHALL HAVE NO LIABILITY OR RESPONSIBILITY OF ANY KIND OR NATURE WHATSOEVER IN RESPECT OF ANY SUCH CONTRACTOR WARRANTIES, AND THAT LANDLORD HAS MADE AND SHALL MAKE NO REPRESENTATION CONCERNING SUCH WARRANTIES (INCLUDING THE EXISTENCE, NATURE, TERMS, EXTENT, VALIDITY, OR ENFORCEABILITY OF SUCH WARRANTIES) OR THE WARRANTORS THEREUNDER.

Past Due Sums

All sums due hereunder by Tenant shall be paid no later than ten (10) days from the date of invoice therefor by Landlord (or at such other time as may be specified in this Agreement), such sums if not paid when due to bear interest for the period from and after the due date until paid, both inclusive at a rate per annum equal to the past due rate as provided for in the Lease.

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             Synthesis Energy Systems, Inc. – 12.7.07

EXHIBIT D

AIR CONDITIONING AND HEATING SERVICES

Subject to the provisions of Section 3.01(b) of the Lease and the other provisions of the Lease, Landlord will furnish Building Standard air conditioning and heating to the Leased Premises in accordance with Section 3.01(a)(2) of the Lease between 7:00 a.m. and 6:00 p.m. on weekdays (from Monday through Friday, inclusive) and between 8:00 a.m. and 1:00 p.m. on Saturdays, all exclusive of Holidays as defined below (the "Building Operating Hours").  Upon request of Tenant made in accordance with the rules and regulations for the Building, Landlord will furnish air conditioning and heating to the Leased Premises at times other than Building Operating Hours, in which event Tenant shall reimburse Landlord for Landlord's actual cost of furnishing such service, plus fifteen percent (15%) of such amount to cover Landlord's overhead costs; provided, however, that Landlord shall have the right to limit the hours outside of Building Operating Hours during which Landlord will furnish such service, if Landlord in good faith determines that such limitations are necessary to avoid excessive wear and tear on Building air conditioning, heating, ventilating, or other systems, or to maintain the character and quality of the Building, or to permit Landlord to perform any necessary repairs or maintenance to the Building or any such systems.

The following dates shall constitute "Holidays" as said term is used in this Lease:

(a)

New Year's Day

(b)

Good Friday

(c)

Memorial Day

(d)

Independence Day

(e)

Labor Day

(f)

Thanksgiving Day

(g)

Friday following Thanksgiving Day

(h)

Christmas

(i)

Any other day generally recognized as a holiday by landlords of office space in the metropolitan Houston office market, as determined by Landlord in good faith, or which is recognized as a holiday by tenants leasing at least one-half (1/2) of the leased Net Rentable Area in the Building.

If in the case of any holiday described in (a), (c), (d), (e), (h) or (i) above falls on a weekend, Tenant acknowledges and agrees that Landlord shall have the right to designate the preceding Friday or the following Monday as the Holiday to be observed for purposes of this Lease.

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             Synthesis Energy Systems, Inc. – 12.7.07

EXHIBIT E

PROPERTY RULES AND REGULATIONS

1.

Sidewalks, doorways, vestibules, halls, stairways, and other similar areas shall not be used by tenants for the disposal of trash, be obstructed by tenants, or be used by tenants for any purpose other than entrance to and exit from their leased premises and for going from one part of the Building to another part of the Building.

2.

Plumbing fixtures shall be used only for the purposes for which they are designed, and no sweepings, rubbish, rags or other unsuitable materials, or any Hazardous Substances, shall be disposed into them.  Any damage to such fixtures or to the Property, and any claims or liabilities, resulting from any such action by a tenant shall be the liability of said tenant.

3.

Tenant shall not paint or affix any signs, advertisements, or notices on or to any windows or doors or any other part of the Property, except of such color, size, and style and in such places as shall be first approved in writing by Landlord.  No nails, hooks, or screws shall be driven or inserted into any part of the Property except if done by the Building maintenance personnel, nor shall tenants deface any part of the Property.  Tenants shall not place any curtains or other window treatments between the glass and the Building Standard or other approved window treatments.

4.

Tenants' movement in or out of the Property of furniture, office equipment, or any other bulky or heavy materials shall be restricted to weekends and after 3:00 p.m. on weekdays, or to such other hours as Landlord shall in good faith designate, and by movers approved by Landlord.  Landlord will determine the timing, method and routing of said items, and tenants shall observe Landlord's determinations.  Advance written notice of intent to move such items must be made to the Building management office.  Landlord will in no way be held responsible by any tenant, its agents, employees, representatives, contractors or invitees for any loss of property from its leased premises or public areas or for any damage to any property within its leased premises even if such loss or damage occurred when the leased premises were locked against entry, and even if same occurred or is believed to have occurred due to acts or omissions, or during the presence, of Landlord’s or its contractor’s personnel.

5.

Building management shall have the authority to prescribe the positioning of, and any other special requirements applicable to, heavy furniture and equipment, and tenants shall fully observe all such requirements.

6.

Tenants shall keep closed all corridor doors leading to their leased premises, when not in use.

7.

Tenants must keep all portions of their leased premises that are visible from public areas neat and clean.  Tenant shall provide reasonable cooperation to Landlord's contractor’s cleaning personnel in keeping all areas of the Leased Premises neat and clean.

8.

Tenants must keep all elevator lobbies and foyers neat and clean.  Tenants shall not dispose of trash or store materials in these areas.

9.

Tenants shall not bring or keep any animals in on or about the Property, except for seeing-eye dogs.

10.

Tenants shall not tamper with or attempt to adjust temperature control thermostats in their leased premises.  Landlord may (or upon reasonable request of tenants, Landlord shall) adjust thermostats as Landlord shall deem necessary or appropriate to maintain the Building standard temperature.  All window blinds, if any, shall remain down and tilted at a 45 degree angle toward the street, and all draperies shall remain closed, to help maintain comfortable room temperatures and conserve energy.

11.

Tenants will at all times comply with all security procedures (if any) which Landlord may elect to adopt from time to time.

12.

Tenants shall lock all office doors at their leased premises leading to corridors and turn out all lights at the close of their working day.

13.

Tenants shall not place any additional locks on any door in or about their leased premises without Landlord's prior written consent, and tenants shall furnish duplicates of all such keys to Landlord.

14.

All requests for overtime air conditioning or heating must be submitted in writing by duly authorized representative of tenants to the Building management office by 2:00 p.m. on the business day prior to the day desired for weekday requests, by 2:00 p.m. Friday for weekend requests and by 2:00 p.m. on the preceding business day for holiday requests.  Landlord shall be entitled to rely on the identity, authority and genuineness of signatures of persons purporting to be authorized representatives of any tenant.

15.

No flammable or explosive fluids, gases or materials (such as candles, sterno heaters, live Christmas trees or oxygen tanks) shall be kept or used within the Building or elsewhere on the Property except as approved in writing by Landlord, and tenants shall comply with all applicable building and fire codes, and other applicable laws and industry standards, relating thereto.

16.

Tenants may not place any items on any balconies of the Building without obtaining Landlord's prior written consent.

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17.

Tenants shall not make any modifications, additions or repairs to their leased premises and may not install any furniture, fixtures or equipment in such leased premises which is in violation of any applicable building or fire code, or other applicable law, governing such leased premises or the Property.

18.

All contractors of any kind and their representatives performing any work, maintenance, cleaning, delivery, or other service of any kind in or to tenants' leased premises shall be subject to Landlord's prior written approval.

19.

No portion of tenants' leased premises shall be used or occupied at any time as sleeping or lodging quarters.

20.

Landlord will not be responsible for any loss, theft, injury, or wrongful death occurring to tenants or their personnel, invitees, agents or contractors, or the property of any of the foregoing, which may occur in or about their respective leased premises, or the Property.

21.

Tenants shall not unreasonably interfere with other tenants or their personnel or invitees in their use or enjoyment of their leased premises, or any common areas.

22.

All deliveries of envelopes, packages, newspapers, water, and towels, and other routine deliveries, to tenants’ leased premises which occur during Building Operating Hours shall be made through the freight elevators.  Passenger elevators are to be used only for the movement of people, unless an exception is approved by Landlord.  Landlord may from time to time in its discretion elect to limit or prohibit deliveries except by persons and companies approved in advance by Landlord, and Landlord may impose requirements (such as, but not limited to, insurance requirements) in connection with granting such approval.

23.

Tenants’ access to the Building, other than during Building Operating Hours on weekdays which are not Holidays, shall be provided by the Building card-key access system.

24.

Tenants’ proposed plans for alterations and installations at the Property must be approved in advance in writing by Landlord.  This includes, but is not limited to, installation of telephones, communications lines, cabling and equipment, electrical devices and attachments, and all installations affecting or affixed to floors, walls, woodwork, trim, windows, ceilings, equipment or any other portion of their leased premises.

25.

Tenants may not keep or use space heaters in their leased premises.  Tenants may use extension cords in their leased premises only for temporary loads, in accordance with manufacturers’ specifications, and not for permanent use.

26.

Tenants will not make or permit any noises or smells to emanate from their leased premises, which are offensive to other tenants, Landlord or other persons of reasonable sensitivity, or which otherwise interfere with the businesses and operations of other tenants, Landlord or other persons having business within the Building.

27.

Tenants shall observe no smoking in all areas within the Building, including their leased premises, elevators, restrooms, etc.  Smoking will only be permitted in designated areas (if any) of the Property outside the Building, and only in accordance with applicable City of Houston ordinances and other applicable laws.

28.

No handguns, rifles or other weapons (concealed or otherwise) shall be permitted to be carried, kept or stored in or about the Building or Property by tenants or their employees, representatives, visitors, invitees or contractors without Landlord’s prior written permission.

29.

Tenants and their employees, representatives, visitors, invitees and contractors shall observe good order and decorum comparable to that prevailing among tenants of Comparable Buildings, at all times while in or about the Building or Property.  Without limiting the foregoing, except as necessary in the event of an emergency, tenants and their employees, representatives, visitors, invitees and contractors shall at all times forebear from engaging in the following, both inside their leased premises, and in common areas of the Building, and in all other areas of the Property:  running; boisterous, loud or unruly behavior; throwing objects or substances; bouncing objects on floors, walls or ceilings; fighting; wrestling; making, creating or allowing noises, vibrations or smells which are annoying or offensive to other tenants or occupants, or Landlord; and any other type of behavior which is out of keeping with that of tenants of Comparable Buildings.

30.

Freight elevators shall not be used by tenants or their employees, representatives, visitors, invitees or contractors, other than for movement of freight, and then only with and subject to the prior written permission of Landlord.

31.

Parking permits are to be used solely for the parking of automobiles.  As used herein, the term "automobile" in addition to its usual and customary meaning, shall be deemed to include pick-up trucks, sports utility vehicles, station wagons, vans and similar vehicles used primarily for passengers and of no greater height than 6' 6”, no greater width than American full-sized passenger automobiles, and no greater length than American full-sized sports utility vehicles.  Any motor vehicle exceeding the height, width or length restrictions of the Parking Facilities shall not be parked at any location within the Property.

32.

Visitor parking areas in the Parking Facilities shall not be used at any time by employees or representatives of tenants.  Vehicles of employees or representatives of tenants found in visitor parking areas may be towed by Landlord without notice,

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at the sole cost and expense of such employees or representatives.

33.

Vehicles of employees and representatives of tenants which are parked in the Parking Facilities must bear identifying parking stickers or decals as required by Landlord on their windshields at all times while in the Parking Facilities.

34.

Vehicles which have flat tires or which are otherwise inoperable (whether temporarily or permanently) may not be parked in parking spaces (whether reserved or unreserved) in the Parking Facilities.  In the event any vehicle which has a flat tire or which otherwise is or appears to be inoperable is not removed from the Parking Facilities within twenty-four (24) hours after Landlord places a notice to remove on the vehicle (or otherwise notifies the owner or driver of the vehicle, or the tenant who or which employs such owner or driver, in writing to remove the vehicle), then the vehicle may be towed by Landlord, at the sole cost and expense of the vehicle owner, without further notice.  Tenants or their employees or representatives shall not leave a vehicle in the Parking Facilities for more than ten (10) consecutive days without Landlord’s prior written consent, and in the event they fail to do so, Landlord shall have the right to deem the vehicle to be inoperable.

35.

Tenants shall observe, and shall cause their personnel, invitees, visitors and contractors to observe, all instructions and requirements set forth on signage posted in and about the Parking Facilities, and all separate or additional parking rules heretofore or hereafter from time to time issued by Landlord.

36.

Tenants shall cause all vehicles delivering materials to, or making pickups from, tenants to be parked only in such areas as are designated by Landlord from time to time for delivery vehicles.

37.

Vehicles parked in the Parking Facilities which are found to be in violation of any of the parking-related rules and regulations may be towed by Landlord at the sole cost and expense of the vehicle owners, without notice.

38.

To the extent to which the Tenant Information and Emergency Information Manual as furnished or available to tenants, as same may be modified from time to time, shall impose additional rules, requirements or restrictions upon tenants, such additional rules, requirements and restrictions shall be deemed to be included in the Property Rules and Regulations to be observed by tenants under their respective leases, except to the extent to which such additional rules, requirements or restrictions may irreconcilably conflict with other Property Rules and Regulations, or with the particular tenant’s lease.

The foregoing rules and regulations, as same may be amended or supplemented by Landlord from time to time in accordance with this Lease, shall be applicable not only to tenants, but also to their employees, agents, representatives, contractors and invitees, as fully as if they were named therein along with tenants, and to the extent that such rules and regulations as so amended or supplemented impose requirements or restrictions upon tenants, tenants shall cause their employees, agents, representatives, contractors and invitees to fully observe such rules and regulations, as so amended or supplemented.

Landlord reserves the right to rescind or modify any of these rules and regulations, and to make such other and further rules and regulations, from time to time as Landlord in its good faith judgment may deem appropriate for the safety, protection, care and cleanliness of the Property, the operation thereof, the preservation of good order therein and the protection and comfort of the tenants of the Property and their respective agents, employees and invitees.  Such rules and regulations, when made and written notice thereof is given to a tenant, shall be binding upon it in like manner as if originally herein prescribed.  No rules or regulations shall be construed, however, to impose any duty upon Landlord with respect to the adoption, monitoring or enforcement thereof.

- EXHIBIT E -

             Synthesis Energy Systems, Inc. – 12.7.07

EXHIBIT F

SYNTHESIS ENERGY SYSTEMS, INC.

RENEWAL OPTION

Subject to the conditions that (i) no event of default (and no uncured event which, with the passage of time, the giving of notice, or both, would constitute an event of default) on the part of Tenant under this Lease shall have occurred, (ii) Tenant shall be in actual occupancy of the Leased Premises at such time, and (iii) there shall have occurred no assignment or subletting under this Lease, Tenant shall have the option to renew the term of this Lease ("Renewal Option") for a period of sixty (60) additional months ("Renewal Term"), to commence at the expiration of the initial term of this Lease.  Tenant shall exercise its Renewal Option by delivering written notice of such election to Landlord no earlier than twelve (12) months nor later than nine (9) months prior to the expiration of the initial term of this Lease.  Time is of the essence in the exercise of the Renewal Option.  The renewal of this Lease shall be upon the same terms and conditions of this Lease, except that (a) the Base Rental during the Renewal Term shall be based upon the prevailing Market Base Rental Rate at the time the Renewal Option is exercised, but in no event less than the Base Rental (as adjusted from lease year to lease year pursuant to the terms of the Lease) that Tenant is then paying under the terms of this Lease for the last calendar year or partial calendar year during the initial term of this Lease, (b) to the extent to which the Base Rental shall increase as of the commencement of the Renewal Term from that in effect at the Commencement Date (or if the Base Rental in effect as of the Commencement Date is Zero Dollars, that in effect for the first full month during the initial Lease term in which Base Rental for the entire month is greater than Zero Dollars), then the Security Deposit shall be proportionately increased, and Tenant shall pay Landlord the amount of such increase at the time Tenant executes and returns to Landlord the amendment to this Lease as hereinafter provided, (c) no allowances, credits, abatements or concessions of any kind provided for in this Lease for or in respect of the initial term of this Lease shall be applicable to the Renewal Term or be otherwise applicable to or in respect of the Renewal Option, except as may be specifically and expressly otherwise so stated in this Lease to be applicable to the Renewal Term, (d) Tenant shall have no option to renew this Lease beyond the expiration of the Renewal Term, (e) Tenant shall not have the right to assign its Renewal Option to any sublessee of the Leased Premises or to any assignee of the Lease, nor may any such sublessee or assignee exercise the Renewal Option, (f) the Leased Premises will be provided in their then existing condition (on an "AS IS" basis) at the time the Renewal Term commences, without any "market" or other allowance or credit for remodeling costs, leasehold improvements, or any other matters, except as may be specifically and expressly provided in this Lease to be applicable to the Renewal Term; and (g) the Base Year for purposes of the Renewal Term shall be the year in which the Renewal Term commenced.

In the event Tenant timely and effectively exercises its Renewal Option, then after the Market Base Rental Rate shall have been determined in accordance with this Exhibit F, Landlord shall prepare an amendment to this Lease reflecting such exercise and the terms thereof, and, subject to Tenant’s reasonable review and comments to be approved by Landlord, Tenant shall execute and deliver the same to Landlord not later than fourteen (14) days after receipt of said amendment from Landlord.  Failure of Tenant to timely execute and deliver to Landlord the lease amendment as aforesaid shall be an event of default by Tenant, without any requirement of grace, notice, or both being applicable thereto, and Landlord shall have the right, cumulative and in addition to Landlord's rights and remedies set forth in the Lease and under law and equity, to declare the Renewal Option, or such exercise of the Renewal Option, or both, to be terminated and of no further force or effect.

Market Base Rental Rate.  As used in this Exhibit, the term "Market Base Rental Rate" shall mean Landlord's determination of the annual gross rental rate (inclusive of expense pass-through additions) per square foot of Net Rentable Area then being charged in Comparable Buildings for space comparable to the space for which the Market Base Rental Rate is being determined (taking into consideration use, location, floor level within the applicable building, the definition of Net Rentable Area, extent of leasehold improvements existing, remodeling credits or allowances granted, quality, age and location of the applicable building, rental concessions {such as abatements or lease assumptions}, the provision of free or paid unassigned parking, the time the particular rate under consideration became effective, size of tenant, creditworthiness of tenant, the then current operating expenses of the Building, relative services provided, and any other relevant factors).  It is agreed that bona fide written offers to lease comparable space located elsewhere in the Building from third parties (at arm's length) and leases completed in the Building within six (6) months prior to the date of determination shall be used by Landlord as an indication of Market Base Rental Rate.  Landlord's determination of the Market Base Rental Rate shall be made by Landlord in good faith, and shall be binding upon the parties, except as hereinafter otherwise provided.  Landlord shall advise Tenant in writing of the Market Base Rental Rate within ten (10) days after Tenant has delivered its written notice to Landlord exercising the Renewal Option.  Tenant shall notify Landlord in writing within ten (10) days thereafter in the event Tenant disagrees with Landlord’s determination of the Market Base Rental Rate, and if Tenant fails to so notify Landlord during such period, Landlord’s determination of the Market Base Rental Rate shall be conclusive and binding upon the parties.  In the event Tenant so notifies Landlord during such period that Tenant disagrees with Landlord’s determination of the Market Base Rental Rate, Tenant and Landlord shall endeavor to resolve their differences, such resolution to be embodied in a written agreement specifying the agreed Market Base Rental Rate, within twenty (20) days after Tenant so notifies Landlord.

In the event Landlord and Tenant so agree during such period, the agreed Market Base Rental Rate shall be used in calculating the Base Rental applicable to this Lease during such Renewal Term.  In the event Landlord and Tenant do not so agree during such period,

Tenant, as its sole and exclusive right and remedy, shall have the right to rescind its exercise of the Renewal Option by written notice to Landlord within ten (10) days after the end of such twenty (20) day period.  If Tenant so rescinds its exercise of the Renewal Option during such period, Tenant’s exercise of the Renewal Option shall be deemed rescinded, and the Renewal Option shall terminate.  If Tenant does not so rescind its exercise of the Renewal Option, Tenant’s exercise of the Renewal Option shall remain in force and effect, and the Base Rental shall be calculated using the Market Base Rental Rate as previously determined by Landlord.

- EXHIBIT F -

             Synthesis Energy Systems, Inc. – 12.7.07

EXHIBIT G

SYNTHESIS ENERGY SYSTEMS, INC.

SECOND RIGHT OF OFFER

During the Lease term and subject to the conditions that (i) there shall have occurred no event of default (and no event which with the passage of time, the giving of notice, or both, would constitute an event of default) on the part of Tenant under this Lease, (ii) Tenant shall be in actual possession of the Leased Premises, (iii) there shall have occurred no assignment or subletting under this Lease, and (iv) there shall remain at least two (2) years in the term of this Lease (including any renewal terms, if the renewal option therefor was timely and properly exercised), Tenant shall have the Second Right of Offer (“Second Right of Offer”) for the premises located on the third (3rd) Floor of the Building comprising approximately 5,000 square feet of Net Rentable Area (the “Second Right of Offer Space”), more or less, the Second Right of Offer Space being described as such and more fully depicted on Exhibit “B” attached hereto and incorporated herein by reference, upon and subject to the terms and conditions of this Exhibit.  The first time (if ever) that the Second Right of Offer Space or any portion thereof shall become vacant and available for lease to Tenant during the Lease term (the Second Right of Offer Space or such portion thereof so becoming vacant and available for lease to Tenant being hereinafter called the "Affected Second Right of Offer Space"), Landlord shall offer the Affected Second Right of Offer Space to Tenant for lease upon the terms and conditions set forth in this Exhibit, such offer to be a one-time offer made only at the time such initial vacancy and availability occurs and not thereafter.  Upon receiving any offer by Landlord pursuant to this Exhibit, Tenant shall have three (3) days in which to notify Landlord in writing of its acceptance of such offer.  In the event Tenant fails to timely so notify Landlord of its acceptance of such offer, Tenant shall be conclusively deemed to have permanently and forever rejected same, and Landlord may lease the Affected Second Right of Offer Space to a third party, and the Second Right of Offer shall no longer be exercisable by Tenant as to such space.  In the event that during such three (3) day period Tenant shall effectively exercise its Second Right of Offer, then Landlord and Tenant shall enter into a written agreement amending the Lease and adding the Affected Second Right of Offer Space to the Leased Premises.

In the event that Tenant timely and effectively exercises its Second Right of Offer, the Affected Second Right of Offer Space shall be leased to Tenant on the same terms and conditions as provided in the Lease for the original Leased Premises, except that (1) the Commencement Date as to the Affected Second Right of Offer Space shall be thirty (30) days from the date of exercise of the Second Right of Offer, (2) the Base Rental shall be based upon the prevailing Market Base Rental Rate for the Affected Second Right of Offer Space, multiplied by the number of square feet of Net Rentable Area in the Affected Second Right of Offer Space, (3) the term of the Lease, [Base Year], parking spaces and parking rentals, and tenant improvement allowance shall be in accordance with the terms of arms’ length fair market annual rental rate leases and amendments entered into on or about the date of Landlord's determination for space comparable to the Affected Second Right of Offer Space in the Building and Comparable Buildings, all as determined in good faith by Landlord, (4) Tenant’s Security Deposit shall be increased in the same proportion that Tenant’s Base Rental obligations are increased as a result of its exercise of the Second Right of Offer (and Tenant shall pay such increased Security Deposit amount to Landlord upon Tenant’s execution and return to Landlord of the amendment to this Lease provided for herein), and (5) Tenant's Percentage Share shall be proportionately increased to take into account the Affected Second Right of Offer Space (or where deemed appropriate by Landlord, Tenant’s Percentage Share of Operating Expenses [over those for the Base Year] shall be separately calculated and payable separately from [but in addition to] Tenant’s Percentage Share of such Operating Expenses for the balance of the Leased Premises).  Notwithstanding the foregoing, the Second Right of Offer is subject and subordinate in all respects to any and all existing rights and options of tenants and other occupants of the Building in the Second Right of Offer Space or any portion thereof.

In the event Tenant timely and affirmatively exercises its Second Right of Offer as to any Affected Second Right of Offer Space in accordance with this Exhibit, or if Tenant waives or is deemed to have waived its Second Right of Offer as to such Affected Second Right of Offer Space, then in either such event, Tenant shall not thereafter be entitled to revoke such election or waiver as to such Affected Second Right of Offer Space.

EXHIBIT G

Page 1 of 2 Pages

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In the event Tenant timely and affirmatively exercises its Second Right of Offer as to any Affected Second Right of Offer Space, Landlord shall prepare an amendment to the Lease, reflecting the addition of the Affected Second Right of Offer Space to the Leased Premises in accordance with this Exhibit, and Tenant shall execute and deliver the same to Landlord not later than fourteen (14) days after receipt of said amendment from Landlord.  Failure of Tenant to timely execute and deliver to Landlord the lease amendment as aforesaid shall be an event of default by Tenant, without any requirement of grace or notice with respect thereto, and shall, at Landlord's option, cumulative of and in addition to Landlord's rights and remedies set forth in the Lease and under law and equity, (i) cause Tenant’s exercise of the Second Right of Offer as to the Affected Second Right of Offer Space to be null and void, (ii) cause the Second Right of Offer to terminate in its entirety and be of no further force and effect as to all of the Second Right of Offer Space, or (iii) both.

As used in this Exhibit, the term "Market Base Rental Rate" shall mean Landlord's determination of the annual gross rental (inclusive of expense pass-through additions per square foot of Net Rentable Area being charged in Comparable Buildings for space comparable to the space for which the Market Base Rental Rate is being determined (taking into consideration use, location, floor level within the applicable building, the definition of Net Rentable Area, extent of leasehold improvements existing, remodeling credits or allowances granted, quality, age and location of the applicable building, rental concessions {such as abatements or lease assumptions}, the provision of free or paid unassigned parking, the time the particular rate under consideration became effective, size of tenant, creditworthiness of tenant, the then current operating expenses of the building, relative services provided, and other relevant factors).  It is agreed that bona fide written offers to lease comparable space located elsewhere in the Building from third parties (at arm's length) and leases completed in the Building within six (6) months prior to the date of Landlord's determination may at Landlord’s option be used by Landlord as an indication of Market Base Rental Rate.  Landlord's determination of the Market Base Rental Rate shall be made by Landlord in good faith and shall be binding upon Tenant.

EXHIBIT G

Page 2 of 2 Pages

- 3 Riv

EXHIBIT H

SYNTHESIS ENERGY SYSTEMS

FORM OF LETTER OF CREDIT

[Name of Bank]

______________, 200__

IRREVOCABLE TRANSFERABLE STANDBY LETTER OF CREDIT NO. _______

AVPF Riverway, Ltd.

Three Riverway, Suite 100

Houston, Texas 77056

Ladies and Gentlemen:

We have established our Irrevocable Transferable Standby Letter of Credit in your favor, for the account of Synthesis Energy Systems, Inc., numbered as indicated above, expiring on ________, 200_, and for a sum or sums not exceeding a total of three hundred twenty-eight thousand nine hundred dollars and 25/100 UNITED STATES DOLLARS (US$328,900.25), available by your draft at SIGHT on us, accompanied by a statement signed by your representative reading “Synthesis Energy Systems, Inc., its successor or assign (‘Tenant’) has committed a default under the Lease dated as of _________, 200___, between AVPF Riverway, Ltd. (‘Landlord’) and Tenant, by failing to pay or perform an obligation of Tenant under the Lease when due, and as a result, the undersigned is authorized and empowered to draw upon Irrevocable Transferable Standby Letter of Credit No. _____.”  Please refer to our reference number shown above when presenting your drafts or when communicating with us.

We hereby engage with you that a draft drawn under, and in compliance with, the terms of this credit will be duly honored if presented on or before the expiry date.

This credit is irrevocable and is transferable in whole, but not in part, any number of times.  Transfer may be made to any individual or entity designated by you as the transferee of this credit.  Upon our receipt of your written notice of transfer, presentation to us of this credit and your execution of our customary transfer instructions, we will reissue or amend this credit naming such transferee as the beneficiary of this credit.  All of our charges for such transfer shall be for the account of the beneficiary of this credit.

This credit is subject to the Uniform Customs and Practice for Documentary Credits (1993 revision), International Chamber of Commerce Publication No. 500 and, to the extent not inconsistent therewith, the Texas Business and Commerce Code.

Very truly yours,

_____________________________________

Authorized officer

EXHIBIT H

- 3 Riv